ANNUAL REPORT



[Graphic]

Glen R. Johnson

President

Federated Aggressive Growth Fund

President's Message

Dear Valued Shareholder:

Federated Aggressive Growth Fund was created in 1996, and I am pleased to present its third Annual Report. The fund invests in over 100 companies-- small-, medium- and large-cap--many representing the fastest-growing companies in the U.S. These companies have very high price-to-earnings ratios and estimated growth rates. In today's market, the fastest-growing companies are in technology, and about 50% of the fund's assets are invested in this particular sector. 1 Many of our small- and medium-sized companies may not be familiar to shareholders, but the companies are selected for their growth potential. The fund's managers seek to buy companies that you may learn of in the next year or so--these are stocks for aggressive stock owners.

This report covers the 12-month reporting period from November 1, 1998 through October 31, 1999. It begins with an interview with Keith J. Sabol, Vice President, who co-manages the fund with Aash M. Shah, Vice President, both of Federated Investment Management Company. Following their discussions are two additional items of shareholder interest. First is a complete listing of the fund's stock holdings, and second is the publication of the fund's financial statements.

During the reporting period, the stock market's upward momentum--and daily volatility--continued, led by large-cap growth stocks and Internet stocks. Thanks to good security selection and the fund's focus on the technology and energy sectors, it was a truly outstanding year for shareholders of Federated Aggressive Growth Fund. The fund's returns of more than 86%, based on net asset value, across all share classes were far superior to the 46.17% return of the Lipper Small-Cap Growth Funds Average and the 25.68% return of the Standard & Poor's ("S&P") 500 Index. 2

1 Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. These figures do not take sales charges into account. The S&P 500 Index is an unmanaged index comprised of stocks in industry, transportation, financial and public utility companies. Investments cannot be made in an index.

Individual share class total return performance for the 12-month reporting period follows. 3




                 TOTAL RETURN NET ASSET VALUE INCREASE             Class A
Shares 87.85% $11.19 to $21.02 = 87.85% Class B Shares 86.45% $11.07 to $20.64 =
86.45% Class C Shares 86.39% $11.02 to $20.54 = 86.39%


Like most stock funds, Federated Aggressive Growth Fund has seen its share of volatility. But this past year of significant outperformance supports the fact that, in any 5-, 10-, 15- or 20-year period, there have been many periods when stock prices have declined, and these same periods were then followed by very positive periods of investment returns.

Of course, we continue to see significant day-to-day volatility in the stock market. I strongly urge you to consider taking advantage of share price fluctuations in volatile markets by adding to your account on a regular basis. One way you can add to your account is through a systematic investment program, whereby a specific amount is withdrawn from your checking account on a regular basis to purchase more fund shares. Buying shares regularly (i.e. monthly additions of the same dollar amount) automatically accumulates more shares in your account at lower prices. 4 Please contact your investment representative for more information, and note that the fund's share price volatility may make it suitable for regular investments.

Thank you for participating in the growth and earnings opportunities of over 100 dynamic U.S. companies. As always, we welcome your comments and suggestions.

Sincerely,

[Graphic]

Glen R. Johnson

President

December 15, 1999

3 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 77.53%, 80.95% and 85.39%, respectively.

4 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchasing during periods of low price levels.



[Graphic]

Keith J. Sabol

Vice President

Federated Investment Management Company



[Graphic]

Aash M. Shah, CFA

Vice President

Federated Investment Management Company

Investment Review

WHAT IS YOUR ANALYSIS OF THE FUND'S FISCAL YEAR, WHICH WAS A HIGHLY REWARDING PERIOD FOR SMALL-CAP GROWTH STOCKS?

The early part of the period saw substantial rallies in stocks of nearly every flavor. Blue-chip technology companies, represented by the NASDAQ 100 Index, 1 continued to dominate the overall market, gaining 31.12% for the fourth quarter of 1998. In the broader market, the technology and communications services sectors were the leaders, while the utilities and consumer staples sectors were the laggards. After a breather in the fourth quarter of 1998, large-cap stocks, particularly blue-chip technology companies, again dominated early in 1999. For the first half of the fund's fiscal year, which was the six-month period ended April 30, 1999, the S&P 500 Index returned 22.32%, while mid-cap stocks, as measured by the S&P 400 Index,1 returned 18.86%. Small-cap stocks, as measured by the Russell 2000 Index,1 returned 15.16%.

1 NASDAQ is the National Association of Securities Dealers Automated Quotation System, which lists price information for a broad spectrum of large, medium and small capitalization stocks. The NASDAQ 100 Index is comprised of the largest 100 stocks listed in the NASDAQ Composite Index. The S&P 400 Index is an unmanaged index of 400 U.S. stocks selected to represent the market size, liquidity and industry group representation of the mid-cap market. The Russell 2000 Index is a broadly diversified, unmanaged index consisting of approximately 2,000 small capitalization common stocks that can be used to compare the total returns of funds whose portfolios are invested primarily in small capitalization common stocks.
Investments cannot be made in an index.

As the second half of the fund's fiscal year began, equity markets experienced much broader participation of small capitalization issues. As a result, the second quarter of 1999 saw the S&P 600 Small Cap Index 2 up 15.40%, leading both the S&P 500 Index and NASDAQ Composite Index, which were up 7% and 9.11%, respectively. The market was relatively flat throughout most of May and June, depressed by concerns over increasing inflation reflected in climbing bond yields. Relieved by the Federal Reserve Board's (the "Fed") decision to raise rates only 25 basis points and its move to a neutral bias, the market pushed higher in the last week of June. Federated Aggressive Growth Fund's second quarter performance was particularly strong, as the fund's net asset value rose more than 13.50% over the course of this quarter alone, comparing favorably with the S&P 600/Barra Growth Index,2 which managed only an 11.10% gain.

The successive interest rate hikes imposed by the Fed were the major influence on the equity markets late in the fund's fiscal year. Higher interest rates caused the prevailing valuation regime to be called into question, and as a result, both small-cap and large-cap stocks generally declined. For the third quarter of 1999, the S&P 500 Index fell 6.25%, and the S&P 600 Small Cap Index dropped 4.84%. Though both indexes lost ground, this was the second consecutive quarter in which small-cap stocks outperformed large-cap stocks. The NASDAQ market bucked the prevailing trend, gaining 2.30% against a decidedly stiff head wind. The fund's third quarter 1999 performance was also a strong one, as the fund's net asset value climbed more than 4% over the course of the quarter, and compared favorably with the S&P 600/Barra Growth Index, which lost 2.58%. October wound up the fund's performance on a strong note, up 14.30%.

IT WAS AN OUTSTANDING 12-MONTH PERIOD FOR THE FUND. WHAT WERE THE FUND'S TOTAL RETURN NUMBERS RELATIVE TO ITS PEERS?

The fund's total returns for Class A, B, and C Shares were 87.85%, 86.45%, and 86.39%, respectively, based on net asset value, for the 12-month period ended October 31, 1999. 3 These returns far exceeded the 46.17% return of the Lipper Small-Cap Growth Funds Average and the 25.68% return of the S&P 500 Index.4

2 The S&P 600 Small Cap Index is an unmanaged, market capitalization-weighted index of stocks representing all major industries in the small-cap range of the U.S. stock market. The S&P 600 Barra Growth Index is an unmanaged index comprised of those small-cap companies with higher price-to-book ratios--a characteristic associated with growth stocks. Investments cannot be made in an index.

3 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 77.53%, 80.95% and 85.39%, respectively.

4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by LipperAnalytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

WHAT ACCOUNTED FOR THE FUND'S EXTREMELY HIGH LEVEL OF PERFORMANCE?

Emerging technology products and services have dramatically impacted the productivity of U.S. companies, enhancing their competitiveness and helping to fuel a period of exceptionally low inflation growth for our economy. Our focus on many of these technology companies was a major driver of the fund's outstanding performance. Additionally, we took advantage of low oil prices and increased our energy sector exposure in February and March, another decision that had a substantial performance impact.

WHAT WERE SOME OF THE FUND'S RECENT STOCK PURCHASES DURING THE PERIOD?

ISS GROUP, INC. (0.76% of net assets): This firm is a leading provider of network security monitoring, detection and response solutions that protect the security and integrity of enterprise information systems.

KEYNOTE SYSTEMS, INC. (1.13% of net assets): Keynote provides Internet performance measurement and diagnostic services that enable electronic commerce companies to measure, assure, and improve the quality of service of their web sites.

MEDQUIST, INC. (0.70% of net assets): Medquist is a national provider of medical transcription services, the process by which dictation is converted into an electronic medical report.

WHAT WERE THE FUND'S TOP 10 HOLDINGS AS OF OCTOBER 31, 1999, AND WHAT WERE THE INDUSTRY SECTOR WEIGHTINGS?




                                       PERCENTAGE OF
NAME                                   NET ASSETS
Micromuse, Inc.                          2.4%
Modem Media.Poppe Tyson, Inc.            2.4%
WebTrends Corp.                          1.8%
Mercury Interactive Corp.                1.8%
Cognizant Technology Solutions Corp.     1.7%
USWeb Corp.                              1.5%
Maker Communications, Inc.               1.5%
Diamond Technology Partners              1.4%
VerticalNet, Inc.                        1.4%
NetIQ Corp.                              1.3%
TOTAL                                   17.2%







                          PERCENTAGE OF    PERCENTAGE OF
SECTOR                    NET ASSETS       S&P 500 INDEX
Technology                 56.9%            23.4%
Consumer Cyclicals         11.1%             9.0%
Energy                      7.4%             5.9%
Capital Goods               5.6%             8.5%
Financials                  5.0%            15.5%
Health Care                 4.6%            10.7%
Consumer Staples            4.5%            11.9%
Communications Services     3.3%             8.5%
Transportation              1.0%             0.8%


AFTER AN OUTSTANDING 12-MONTH PERIOD FOR THE FUND, WHAT IS YOUR OUTLOOK FOR GROWTH STOCKS AND YOUR STRATEGY AS WE APPROACH THE YEAR 2000?

From the small-cap relative performance peak on March 31, 1994 through the third quarter of 1999, the S&P 500 Index has outperformed the Russell 2000 Index by more than 117% on a price-only basis, and despite having outperformed in each of the past two quarters, small-cap stocks have underperformed over the past 12 months by about 10%. This suggests that small-cap stocks may be beginning a cycle of strong relative performance that appears to have substantial room to run. Market valuations support this assessment. Obviously, valuations relative to the S&P 500 Index appear cheap, but even compared to their own history, small-cap valuations have become compelling. For example, on an enterprise value-to-sales basis, small-cap stocks are trading at levels just slightly richer than both last October's lows and valuations that prevailed at the bottom of the 1990 recession. The bottom line: from a historical perspective, emerging growth stocks appear inexpensive.

From a strategy perspective, we continue to believe that earnings growth, earnings expectations, and earnings surprises are the key drivers of stock price performance. Therefore, we will continue to apply a quantitative front-end analysis that focuses on these key drivers. We believe that economies traumatized by the 1997 global crisis are recovering more rapidly than generally recognized, and that the fund's substantial exposure to the technology and energy sectors are a good way to capture the benefit of this insight.

Last Meeting of Shareholders

A Special Meeting of Shareholders of Federated Equity Funds (Trust) was held on November 5, 1999. On September 7, 1999, the record date for shareholders voting at the meeting, there were 79,491,366 total outstanding shares. The following items were considered by shareholders and the results of their voting were as follows:

AGENDA ITEM 1

Election of Trustees: 1




                                         WITHHELD
                                         AUTHORITY
                            FOR          TO VOTE
Thomas G. Bigley            48,710,653   1,327,455
Nicholas P. Constantakis    48,707,894   1,330,214
John F. Cunningham          48,714,704   1,323,404
J. Christopher Donahue      48,665,494   1,372,614
Charles F. Mansfield, Jr.   48,713,783   1,324,325
John S. Walsh               48,705,907   1,332,201


1 The following Trustees of the Trust continued their terms as Trustees of the Trust: John F. Donahue, John T. Conroy, Jr., William J. Copeland, Lawrence D. Ellis, M.D., Peter E. Madden, John E. Murray, Jr, J.D., S.J.D. and Marjorie P. Smuts.

AGENDA ITEM 2

To make changes to the Fund's fundamental investment policies:

(a) To amend the Fund's fundamental investment policy regarding diversification.




                                                                      ABSTENTIONS
                                                                       AND BROKER
FUND                                     FOR             AGAINST        NON-VOTES
Federated Aggressive Growth Fund          1,185,550        18,223         420,907
Federated Capital Appreciation Fund       6,727,977       686,959       1,352,171
Federated Growth Strategies Fund         14,180,323       325,629       3,211,302
Federated Large Cap Growth Fund           6,082,834       154,234       2,436,647
Federated Small Cap Strategies Fund       9,454,825       141,464       3,659,065


(b) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities.




                                                                     ABSTENTIONS
                                                                      AND BROKER
FUND                                    FOR             AGAINST        NON-VOTES
Federated Aggressive Growth Fund          1,165,993       35,779         422,908
Federated Capital Appreciation Fund       6,579,806      829,682       1,357,619
Federated Growth Strategies Fund         14,024,566      484,842       3,207,846
Federated Large Cap Growth Fund           5,961,263      238,186       2,474,266
Federated Small Cap Strategies Fund       9,349,533      213,072       3,692,749


(c) To amend the Fund's fundamental investment policy regarding investments in real estate.




                                                                      ABSTENTIONS
                                                                       AND BROKER
FUND                                     FOR              AGAINST       NON-VOTES
Federated Aggressive Growth Fund          1,175,105        30,541         419,034
Federated Capital Appreciation Fund       6,946,523       463,423       1,357,161
Federated Growth Strategies Fund         14,115,683       349,459       3,252,112
Federated Large Cap Growth Fund           6,017,898       200,527       2,455,290
Federated Small Cap Strategies Fund       9,392,209       195,646       3,667,499


(d) To amend the Fund's fundamental investment policy regarding investments in commodities.




                                                                     ABSTENTIONS
                                                                      AND BROKER
FUND                                     FOR             AGAINST       NON-VOTES
Federated Aggressive Growth Fund          1,169,209       37,811         417,660
Federated Growth Strategies Fund         14,034,192      510,830       3,172,232
Federated Large Cap Growth Fund           5,923,742      296,977       2,452,996
Federated Small Cap Strategies Fund       9,321,384      262,628       3,671,342


(e) To amend the Fund's fundamental investment policy regarding underwriting securities.




                                                                     ABSTENTIONS
                                                                      AND BROKER
FUND                                     FOR             AGAINST       NON-VOTES
Federated Aggressive Growth Fund          1,176,983       25,615         422,082
Federated Capital Appreciation Fund       6,935,034      473,821       1,358,252
Federated Growth Strategies Fund         14,039,862      446,742       3,230,650
Federated Large Cap Growth Fund           6,005,617      198,132       2,469,966
Federated Small Cap Strategies Fund       9,394,956      192,822       3,667,576


(f) To amend the Fund's fundamental investment policy regarding lending by the Fund.




                                                                     ABSTENTIONS
                                                                      AND BROKER
FUND                                     FOR             AGAINST       NON-VOTES
Federated Aggressive Growth Fund          1,157,719       48,737         418,224
Federated Capital Appreciation Fund       6,751,451      632,303       1,383,353
Federated Growth Strategies Fund         14,006,658      511,958       3,198,638
Federated Large Cap Growth Fund           5,950,205      258,510       2,465,000
Federated Small Cap Strategies Fund       9,322,094      255,799       3,667,461



(g) To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry.




                                                                     ABSTENTIONS
                                                                      AND BROKER
FUND                                     FOR             AGAINST       NON-VOTES
Federated Aggressive Growth Fund          1,181,313       22,969         420,398
Federated Growth Strategies Fund         14,112,938      346,045       3,258,271
Federated Large Cap Growth Fund           6,017,558      194,699       2,461,458
Federated Small Cap Strategies Fund       9,398,399      180,973       3,675,982


(h) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin.




                                                                     ABSTENTIONS
                                                                      AND BROKER
FUND                                     FOR             AGAINST       NON-VOTES
Federated Aggressive Growth Fund          1,164,210       40,601         419,869
Federated Growth Strategies Fund         13,838,738      597,953       2,280,563
Federated Large Cap Growth Fund           5,896,937      275,029       2,501,749
Federated Small Cap Strategies Fund       9,227,979      289,005       3,738,360


(i) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding pledging assets.




                                                                  ABSTENTIONS
                                                                   AND BROKER
FUND                                    FOR           AGAINST       NON-VOTES
Federated Capital Appreciation Fund     6,452,981     950,846       1,363,280
Federated Large Cap Growth Fund         5,936,846     256,888       2,479,981
Federated Small Cap Strategies Fund     9,278,674     277,707       3,698,973


AGENDA ITEM 3

To remove certain of the Fund's fundamental investment policies.

(a) To remove the Fund's fundamental investment policy regarding selling securities short.




                                                                     ABSTENTIONS
                                                                      AND BROKER
FUND                                     FOR             AGAINST       NON-VOTES
Federated Aggressive Growth Fund          1,154,766       45,338         424,576
Federated Capital Appreciation Fund       6,659,157      698,089       1,409,861
Federated Growth Strategies Fund         13,968,464      544,502       3,204,288
Federated Large Cap Growth Fund           5,927,807      284,012       2,461,896
Federated Small Cap Strategies Fund       9,305,910      253,583       3,695,861


(b) To remove the Fund's fundamental investment policy regarding investing in oil, gas and minerals.




                                                                  ABSTENTIONS
                                                                   AND BROKER
FUND                                  FOR             AGAINST       NON-VOTES
Federated Aggressive Growth Fund       1,169,721       36,916         418,043
Federated Growth Strategies Fund      13,997,610      475,650       3,243,994
Federated Large Cap Growth Fund        5,927,807      284,012       2,461,896


Federated Aggressive Growth Fund-Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Aggressive Growth Fund (Class A Shares) (the "Fund") from November 25, 1996 (start of performance) to October 31, 1999 compared to the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Small Growth Index (LSGI).2




AVERAGE ANNUAL TOTAL RETURNS 3 FOR THE PERIOD ENDED OCTOBER 31, 1999         1
Year 77.53% Start of Performance (11/25/96) 26.41%




[Graphic -SEE APPENDIX]

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LSGI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and the LSGI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total return quoted reflects all applicable sales charges.

Federated Aggressive Growth Fund-Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Aggressive Growth Fund (Class B Shares) (the "Fund") from November 25, 1996 (start of performance) to October 31, 1999 compared to the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Small Growth Index (LSGI).2




AVERAGE ANNUAL TOTAL RETURNS 3 FOR THE PERIOD ENDED OCTOBER 31, 1999         1
Year 80.95% Start of Performance (11/25/96) 27.19%




[Graphic -SEE APPENDIX]

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 4.00% on any redemption less than three years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LSGI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and the LSGI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Federated Aggressive Growth Fund-Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Aggressive Growth Fund (Class C Shares) (the "Fund") from November 25, 1996 (start of performance) to October 31, 1999 compared to the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Small Growth Index (LSGI).2




AVERAGE ANNUAL TOTAL RETURNS 3 FOR THE PERIOD ENDED OCTOBER 31, 1999         1
Year 85.39% Start of Performance (11/25/96) 27.83%




[Graphic -SEE APPENDIX]

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LSGI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and the LSGI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

OCTOBER 31, 1999




SHARES                                          VALUE
                COMMON STOCKS--99.4%
                CAPITAL GOODS--5.6%
       10,100 1 Dupont Photomasks, Inc.          $    499,950
        6,100 1 Flextronics International
                Ltd.                                  433,100
        8,200 1 Jabil Circuit, Inc.                   428,450
       68,000 1 Newpark Resources, Inc.               437,750
       30,000 1 Orbital Sciences Corp.                442,500
        5,100 1 Sanmina Corp.                         459,319
        9,900 1 Terex Corp.                           261,731
       34,000 1 Zomax Optical Media, Inc.             947,750
                TOTAL                               3,910,550
                COMMUNICATION SERVICES--
                3.3%
       12,050 1 Covad Communications
                Group, Inc.                           578,400
       23,000 1 IDT Corp.                             526,125
       16,000 1 IXC Communications, Inc.              691,000
       17,000 1 MGC Communications, Inc.              467,500
        2,300 1 Triton PCS Holdings, Inc.,
                Class A                                81,075
                TOTAL                               2,344,100
                CONSUMER CYCLICALS--11.1%
       21,000 1 bebe stores, Inc.                     553,875
       21,400 1 Career Education Corp.                470,800
       15,000 1 Diamond Technology
                Partners, Class A                     969,375
       23,750 1 Insight Enterprises, Inc.             887,656
        5,000 1 Internet Capital Group,
                Inc.                                  581,875
       21,500 1 MIPS Technologies, Inc.               620,812
       24,200 1 Modem Media. Poppe Tyson,
                Inc.                                1,669,800
       16,700 1 Navigant Consulting, Inc.             476,994
       20,412 1 Pacific Sunwear of
                California                            616,187
        6,400 1 Stamps.com, Inc.                      368,000
       50,300 1 Value America, Inc.                   625,606
                TOTAL                               7,840,980
SHARES                                          VALUE
                COMMON STOCKS--continued
                CONSUMER STAPLES--4.5%
       33,800 1 Balance Bar Co.                  $    245,050
       16,200 1 Citadel Communications
                Corp.                                 782,662
       10,200 1 Echostar Communications
                Corp., Class A                        631,125
       16,500 1 Hollywood Entertainment
                Corp.                                 233,062
       20,000 1 P. F. Chang's China Bistro,
                Inc.                                  430,000
        6,000 1 Radio One, Inc., Class A              299,250
        4,600 1 Spanish Broadcasting
                System, Inc., Class A                 122,475
        9,100 1 TiVo, Inc.  390,162
                TOTAL                               3,133,786
                ENERGY--7.4%
       14,800 1 BJ Services Co.                       507,825
       15,000 1 Cal Dive International,
                Inc.                                  504,375
       13,900 1 Cooper Cameron Corp.                  537,756
       24,900   ENSCO International, Inc.             482,437
       22,700 1 Gulf Island Fabrication,
                Inc.                                  227,000
       31,800 1 Pool Energy Services Co.              693,637
       15,900 1 Precision Drilling Corp.              368,681
       29,870 1 R&B Falcon Corp.                      371,508
       33,000 1 UTI Energy Corp.                      633,187
       42,000 1 Varco International, Inc.             443,625
       13,500   Weatherford International,
                Inc.                                  457,312
                TOTAL                               5,227,343
                FINANCIALS--5.0%
       12,000 1 Advance Paradigm, Inc.                511,500
       36,900 1 Americredit Corp.                     641,137
       28,000 1 Mede America Corp.                    623,000
       25,900   Metris Cos., Inc.                     891,931
       24,000 1 Net.Bank, Inc.                        531,000
       14,000 1 TeleBanc Financial Corp.              336,000
                TOTAL                               3,534,568
SHARES                                          VALUE
                COMMON STOCKS--continued
                HEALTH CARE--4.6%
        6,000 1 Gilead Sciences, Inc.            $    379,125
       55,000 1 Hanger Orthopedic Group,
                Inc.                                  677,187
       42,300 1 Osteotech, Inc.                       552,544
       21,200 1 Protein Design
                Laboratories, Inc.                    849,325
       72,500 1 Theragenics Corp.                     770,312
                TOTAL                               3,228,493
                TECHNOLOGY--56.9%
       17,700 1 24/7 Media, Inc.                      764,419
       19,200 1 AVT Corp.                             643,200
       16,200 1 Accrue Software, Inc.                 870,750
        6,300 1 Aether Systems, Inc.                  438,244
        1,100 1 Akamai Technologies, Inc.             159,706
       11,800 1 Allaire Corp.                         860,662
       46,300 1 AnswerThink Consulting
                Group, Inc.                           763,950
        6,300 1 Applied Materials, Inc.               565,819
       26,100 1 CBT Group PLC, ADR                    538,313
          500   Charter Semiconductor
                Manufacturing Ltd., ADR                16,594
        5,000 1 Check Point Software
                Technologies Ltd.                     578,438
        8,600 1 Clarent Corp.                         815,925
       26,200 1 Cognizant Technology
                Solutions Corp.                     1,203,563
       15,300 1 Complete Business
                Solutions, Inc.                       221,850
        6,000 1 Comverse Technology, Inc.             681,000
       28,200 1 Concentric Network Corp.              722,625
        3,500 1 Conexant Systems, Inc.                326,813
       17,800 1 Credence Systems Corp.                812,125
       25,400 1 Cymer, Inc.                           938,213
        4,800 1 DSP Communications, Inc.              168,900
       26,000 1 Digital River, Inc.                   589,875
        9,300 1 E-Tek Dynamics, Inc.                  619,613
       17,000 1 Etec Systems, Inc.                    649,188
       13,300 1 Gadzoox Networks, Inc.                633,413
       16,000 1 Hi/fn, Inc.                           581,000
       14,000 1 ISS Group, Inc.                       533,750
        8,100 1 Informatica Corp.                     585,225
        3,400 1 Intertrust Technologies
                Corp.                                 185,300
SHARES                                          VALUE
                COMMON STOCKS--continued
                TECHNOLOGY--CONTINUED
        1,200 1 Interwoven, Inc.                 $     94,050
        3,600 1 JNI Corp.                             192,375
       17,600 1 Keynote Systems, Inc.                 798,600
       20,000 1 Kopin Corp.                           840,000
        7,600 1 Liberate Technologies,
                Inc.                                  517,750
       22,000 1 MMC Networks, Inc.                    701,250
       38,300 1 Maker Communications, Inc.          1,022,131
       18,900 1 Marimba, Inc.                         538,650
       48,100 1 Mastech Corp.                         823,713
       15,500 1 Medquist, Inc.                        496,000
       15,200 1 Mercury Interactive Corp.           1,233,100
       15,000 1 Micrel, Inc.                          815,625
       15,800 1 Micromuse, Inc.                     1,688,625
        8,000 1 Mindspring Enterprises,
                Inc.                                  205,500
       29,200 1 Neon Systems, Inc.                    518,300
       20,800 1 NetIQ Corp.                           950,300
        7,700 1 Novellus Systems, Inc.                596,750
       40,300 1 ONYX Software Corp.                   901,713
       20,700 1 PRI Automation, Inc.                  830,588
       18,700 1 Packeteer, Inc.                       635,800
       18,000 1 Paradyne Networks, Inc.               546,750
        4,000 1 Phone.com, Inc.                       822,000
       65,700 1 Pilot Network Services,
                Inc.                                  771,975
        1,100 1 QuickLogic Corp.                       20,213
       17,000 1 RF Micro Devices, Inc.                877,625
        4,100 1 Razorfish, Inc.                       302,375
       16,000 1 SCM Microsystems, Inc.                756,000
        8,200 1 Software.com, Inc.                    551,963
          900 1 Sycamore Networks, Inc.               193,500
       28,000 1 USWeb Corp.                         1,085,000
        9,100 1 Veeco Instruments, Inc.               308,831
       17,000 1 VerticalNet, Inc.                     952,000
       16,200 1 Vitesse Semiconductor
                Corp.                                 743,175
        1,100 1 Vixel Corp.                            35,200
       20,000 1 WebTrends Corp.                     1,235,000
                TOTAL                              40,070,900
SHARES OR
PRINCIPAL
AMOUNT                                          VALUE
                COMMON STOCKS--continued
                TRANSPORTATION--1.0%
       28,800 1 SkyWest, Inc.                    $    714,600
                TOTAL COMMON STOCKS
                (IDENTIFIED COST
                $46,422,323)                       70,005,320
                REPURCHASE AGREEMENT--1.7%
                2
  $ 1,190,000   ABN AMRO, Inc., 5.34%,
                dated 10/29/1999, due
                11/1/1999 (AT AMORTIZED
                COST)                               1,190,000
                TOTAL INVESTMENTS
                (IDENTIFIED COST
                $47,612,323) 3                   $ 71,195,320


1 Non-income producing security.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

3 The cost of investments for federal tax purposes amounts to $47,785,368. The net unrealized appreciation of investments on a federal tax basis amounts to $23,409,952 which is comprised of $26,438,881 appreciation and $3,028,929 depreciation at October 31, 1999.

Note: The categories of investments are shown as a percentage of net assets ($70,419,936) at October 31, 1999.

The following acronym is used throughout this portfolio:


ADR --American Depositary Receipt



See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

OCTOBER 31, 1999




ASSETS:
Total investments in
securities, at value
(identified cost
$47,612,323 and tax
cost $47,785,368)                               $ 71,195,320
Income receivable                                        530
Receivable for investments
sold                                                  56,636
Receivable for shares sold                           537,793
Deferred organizational
costs                                                  6,324
TOTAL ASSETS                                      71,796,603
LIABILITIES:
Payable for investments
purchased                       $ 1,261,997
Payable for shares
redeemed                             24,746
Payable to Bank                       6,275
Accrued expenses                     83,649
TOTAL LIABILITIES                                  1,376,667
Net assets for 3,397,930
shares outstanding                              $ 70,419,936
NET ASSETS CONSIST OF:
Paid in capital                                 $ 46,278,989
Net unrealized
appreciation of
investments                                       23,582,997
Accumulated net realized
gain on investments and
futures contracts                                    557,950
TOTAL NET ASSETS                                $ 70,419,936
NET ASSET VALUE, OFFERING
PRICE AND REDEMPTION
PROCEEDS PER SHARE
CLASS A SHARES:
Net Asset Value Per Share
($18,077,801 / 860,142
shares outstanding)                                   $21.02
Offering Price Per Share
(100/94.50 of $21.02) 1                               $22.24
Redemption Proceeds Per
Share                                                 $21.02
CLASS B SHARES:
Net Asset Value Per Share
($44,091,191/ 2,136,105
shares outstanding)                                   $20.64
Offering Price Per Share                              $20.64
Redemption Proceeds Per
Share (94.50/100 of
$20.64) 1                                             $19.50
CLASS C SHARES:
Net Asset Value Per Share
($8,250,944 / 401,683
shares outstanding)                                   $20.54
Offering Price Per Share                              $20.54
Redemption Proceeds Per
Share (99.00/100 of
$20.54) 1                                             $20.33


1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED OCTOBER 31, 1999




INVESTMENT INCOME:
Dividends                                        $     13,363
Interest                                               58,723
TOTAL INCOME                                           72,086
EXPENSES:
Investment advisory fee        $   450,984
Administrative personnel
and services fee                   185,000
Custodian fees                      12,070
Transfer and dividend
disbursing agent fees and
expenses                           185,174
Directors'/Trustees' fees            3,599
Auditing fees                       10,355
Legal fees                           2,522
Portfolio accounting fees           73,671
Distribution services fee--
Class B Shares                     215,084
Distribution services fee--
Class C Shares                      37,778
Shareholder services fee--
Class A Shares                      28,453
Shareholder services fee--
Class B Shares                      71,695
Shareholder services fee--
Class C Shares                      12,593
Share registration costs            42,233
Printing and postage                37,860
Insurance premiums                   1,227
Miscellaneous                        9,436
TOTAL EXPENSES                   1,379,734
WAIVERS:
Waiver of investment
advisory fee                      (335,672)
Net expenses                                        1,044,062
Net operating loss                                   (971,976)
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS AND
FUTURES CONTRACTS:
Net realized gain on
investments and futures
contracts                                           4,286,845
Net change in unrealized
appreciation
of investments                                     24,983,153
Net realized and
unrealized gain on
investments and
future contracts                                   29,269,998
Change in net assets
resulting from operations                        $ 28,298,022


See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets





YEAR  ENDED OCTOBER 31              1999               1998
INCREASE (DECREASE) IN NET
ASSETS
OPERATIONS:
Net operating loss               $    (971,976)      $    (486,680)
Net realized gain (loss) on
investments and future
contracts ($4,294,478 and
($2,591,507),
respectively, as computed
for federal tax purposes)            4,286,845          (2,756,919)
Net change in unrealized
appreciation/depreciation
of investments                      24,983,153          (2,744,645)
CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS           28,298,022          (5,988,244)
Distributions from net
realized gain on
investments and futures
contracts
Class A Shares                              --              (1,113)
Class B Shares                              --              (1,978)
Class C Shares                              --                (293)
CHANGE IN NET ASSETS
RESULTING FROM
DISTRIBUTIONS
TO SHAREHOLDERS                             --              (3,384)
SHARE TRANSACTIONS:
Proceeds from sale of
shares                              70,282,661          42,004,648
Net asset value of shares
issued to shareholders in
payment of
distributions declared                      --               2,778
Cost of shares redeemed            (56,436,875)        (20,028,392)
CHANGE IN NET ASSETS
RESULTING FROM SHARE
TRANSACTIONS                        13,845,786          21,979,034
Change in net assets                42,143,808          15,987,406
NET ASSETS:
Beginning of period                 28,276,128          12,288,722
End of period                   $   70,419,936      $   28,276,128


See Notes which are an integral part of the Financial Statements

Financial Highlights-Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




YEAR ENDED OCTOBER 31         1999 1        1998         1997 2
NET ASSET VALUE, BEGINNING
OF PERIOD                      $11.19       $13.31       $10.00
INCOME FROM INVESTMENT
OPERATIONS:
Net operating loss              (0.25) 3     (0.20) 3     (0.05)
Net realized and
unrealized gain/(loss) on
investments and
futures contracts               10.08        (1.92)         337
TOTAL FROM INVESTMENT
OPERATIONS                       9.83        (2.12)         332
LESS DISTRIBUTIONS:
Distributions in excess of
net investment income              --           --        (0.01)
Distributions from net
realized gain on
investments and futures
contracts                          --        (0.00) 4        --
TOTAL DISTRIBUTIONS                --        (0.00) 4     (0.01)
NET ASSET VALUE, END OF
PERIOD                         $21.02       $11.19       $13.31
TOTAL RETURN 5                  87.85%      (15.91%)      33.21%

RATIOS TO AVERAGE NET
ASSETS:
Expenses 6                       2.50%        3.12%       10.71% 7
Net operating loss 6            (2.34%)      (2.92%)      (9.93%) 7
Expenses (after waiver)          1.76%        1.76%        1.74% 7
Net operating loss (after
waiver)                         (1.60% )     (1.56% )     (0.96%) 7
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                 $18,078       $7,549       $4,148
Portfolio turnover                 99%          91%          97%


1 For the year ended October 31, 1999, the Fund was audited by Deloitte & Touche LLP. Each of the previous years were audited by other auditors.

2 Reflects operations for the period from November 25, 1996 (date of initial public investment) to October 31, 1997.

3 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

4 Amounts distributed per share do not round to $0.01.

5 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

6 During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.

7 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




YEAR ENDED OCTOBER 31         1999 1        1998          1997 2
NET ASSET VALUE, BEGINNING
OF PERIOD                      $11.07        $13.27       $10.00
INCOME FROM INVESTMENT
OPERATIONS:
Net operating loss              (0.36)        (0.30) 3     (0.08)
Net realized and
unrealized gain/(loss) on
investments and
futures contracts                9.93         (1.90)        3.35
TOTAL FROM INVESTMENT
OPERATIONS                       9.57         (2.20)        3.27
LESS DISTRIBUTIONS:
Distributions in excess of
net investment income              --            --        (0.00) 4
Distributions from net
realized gain on
investments and futures
contracts                          --         (0.00) 4       --
TOTAL DISTRIBUTIONS                --         (0.00) 4    (0.00) 4
NET ASSET VALUE, END OF
PERIOD                         $20.64        $11.07      $13.27
TOTAL RETURN 5                  86.45%       (16.56%)     32.75%

RATIOS TO AVERAGE NET
ASSETS:
Expenses 6                       3.25%         3.83%       9.76% 7
Net operating loss 6            (3.08%)       (3.65%)     (9.21%) 7
Expenses (after waiver)          2.51%         2.51%       2.51% 7
Net operating loss (after
waiver)                         (2.34%)       (2.33%)     (1.96%) 7
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                 $44,091       $17,783      $7,184
Portfolio turnover                 99%           91%         97%


1 For the year ended October 31, 1999, the Fund was audited by Deloitte & Touche LLP. Each of the previous years were audited by other auditors.

2 Reflects operations for the period from November 25, 1996 (date of initial public investment) to October 31, 1997.

3 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

4 Amounts distributed per share do not round to $0.01.

5 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

6 During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.

7 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




YEAR ENDED OCTOBER 31         1999 1       1998         1997 2
NET ASSET VALUE, BEGINNING
OF PERIOD                     $11.02       $13.20       $10.00
INCOME FROM INVESTMENT
OPERATIONS:
Net operating loss             (0.36)       (0.29) 3     (0.06)
Net realized and
unrealized gain/(loss) on
investments and
futures contracts               9.88        (1.89)        3.26
TOTAL FROM INVESTMENT
OPERATIONS                      9.52        (2.18)        3.20
LESS DISTRIBUTIONS:
Distributions in excess of
net investment income             --           --        (0.00) 4
Distributions from net
realized gain on
investments and
futures contracts                 --        (0.00) 4        --
TOTAL DISTRIBUTIONS               --        (0.00) 4     (0.00) 4
NET ASSET VALUE, END OF
PERIOD                        $20.54       $11.02       $13.20
TOTAL RETURN 5                 86.39%      (16.49%)     32.04%

RATIOS TO AVERAGE NET
ASSETS:
Expenses 6                      3.25%        3.83%        9.76% 7
Net operating loss 6           (3.08%)      (3.64%)      (9.18%) 7
Expenses (after waiver)         2.51%        2.51%        2.53% 7
Net operating loss (after
waivers)                       (2.34%)      (2.32%)      (1.95%) 7
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                 $8,251       $2,944         $957
Portfolio turnover                99%          91%          97%


1 For the year ended October 31, 1999, the Fund was audited by Deloitte & Touche LLP. Each of the previous years were audited by other auditors.

2 Reflects operations for the period from November 25, 1996 (date of initial public investment) to October 31, 1997.

3 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

4 Amounts distributed per share do not round to $0.01.

5 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

6 During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.

7 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

OCTOBER 31, 1999

ORGANIZATION

Federated Equity Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as a diversified, open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated Aggressive Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide appreciation of capital.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with the income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses. The following reclassifications have been made to the financial statements.




INCREASE (DECREASE)
ACCUMULATED
DISTRIBUTIONS IN
EXCESS OF NET       ACCUMULATED NET
INVESTMENT INCOME   REALIZED LOSS
$971,976                  $(971,976)


Net investment income, net realized gains /losses, and net assets were not affected by this reclassification.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DEFERRED EXPENSES

The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from the Fund's commencement date.

FUTURES CONTRACTS

The Fund purchases stock index futures to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in the interest rates and market conditions. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon the changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. For the period ended October 31, 1999, the Fund had realized losses of $35,592 on futures contracts.

Futures contracts have market risks, including the risk that the change in value of the contract may not correlate with changes in the value of the underlying securities. At October 31, 1999, the Fund had no outstanding futures contracts.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:




YEAR ENDED OCTOBER 31         1999                               1998
CLASS A SHARES:               SHARES             AMOUNT          SHARES             AMOUNT
Shares sold                    1,362,919       $  21,757,131      1,555,844       $  19,799,352
Shares issued to
shareholders in payment of
distributions declared                --                  --             77                 997
Shares redeemed               (1,177,472)        (18,564,652)    (1,192,806)        (14,847,728)
NET CHANGE RESULTING FROM
CLASS A
SHARE TRANSACTIONS               185,447       $   3,192,479        363,115       $   4,952,621

YEAR ENDED OCTOBER 31         1999                               1998
CLASS B SHARES:               SHARES             AMOUNT          SHARES             AMOUNT
Shares sold                    2,013,691       $  32,485,681      1,432,908       $  18,824,917
Shares issued to
shareholders in payment of
distributions declared                --                  --            138               1,781
Shares redeemed               (1,484,175)        (24,012,690)      (367,697)         (4,278,757)
NET CHANGE RESULTING FROM
CLASS B
SHARE TRANSACTIONS               529,516       $   8,472,991      1,065,349       $  14,547,941

YEAR ENDED OCTOBER 31         1999                               1998
CLASS C SHARES:               SHARES             AMOUNT          SHARES             AMOUNT
Shares sold                    1,065,293       $  16,039,849        264,256       $   3,380,379
Shares issued to
shareholders in payment of
distributions declared                --                  --             --                  --
Shares redeemed                 (930,835)        (13,859,533)       (69,542)           (901,907)
NET CHANGE RESULTING FROM
CLASS C
SHARE TRANSACTIONS               134,458       $   2,180,316        194,714       $   2,478,472
NET CHANGE RESULTING FROM
SHARE TRANSACTIONS               849,421       $  13,845,786      1,623,178       $  21,979,034


INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 1.00% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.




                   PERCENTAGE OF AVERAGE
SHARE CLASS NAME   DAILY NET ASSETS OF CLASS
Class A Shares     0.25%
Class B Shares     0.75%
Class C Shares     0.75%


For the period ended October 31, 1999, the Class A Shares did not incur a distribution services fee.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

INTERFUND TRANSACTIONS

During the period ended October 31, 1999, the Fund engaged in purchase transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common officers. These purchase transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $408,125.

ORGANIZATIONAL EXPENSES

Organizational expenses of $13,912 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the period ended October 31, 1999, the Fund expensed $2,066 of organizational expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended October 31, 1999, were as follows:




Purchases     $ 57,415,316
Sales         $ 44,540,532


YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

CHANGE OF INDEPENDENT AUDITOR (UNAUDITED)

On May 19, 1999, the Fund's Trustees, upon the recommendation of its Audit Committee, requested and subsequently accepted the resignation of Ernst & Young LLP ("E&Y") as the Fund's independent auditors. E&Y's reports on the Fund's financial statements for the fiscal years ended October 31, 1997 and October 31, 1998 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's fiscal years ended October 31, 1997 and October 31, 1998: (i) there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years; and (ii) there were no reportable events of the kind described in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Fund, by action of its Trustees, upon the recommendation of the Audit Committee, has engaged Deloitte & Touche LLP ("D&T") as the independent auditors to audit the Fund's financial statements for the fiscal year ended October 31, 1999. During the Fund's fiscal years ended October 31, 1997 and October 31, 1998, neither the Fund nor anyone on its behalf has consulted D&T on items which
(i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements, or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) of reportable events (as described in the paragraph (a)(1)(v) of said Item 304).

Independent Auditors' Report

TO THE TRUSTEES OF FEDERATED EQUITY FUNDS AND

THE SHAREHOLDERS OF FEDERATED AGGRESSIVE GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Aggressive Growth Fund (the "Fund") as of October 31, 1999, and the related statement of operations, statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1998, and the financial highlights for the periods ended October 31, 1998 and 1997, were audited by other auditors whose report dated December 21, 1998, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Aggressive Growth Fund as of October 31, 1999, the results of its operations, the changes in its net assets and its financial highlights for the year then ended in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, Massachusetts

December 17, 1999

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

WILLIAM J. COPELAND

JOHN F. CUNNINGHAM

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

GLEN R. JOHNSON

President

J. THOMAS MADDEN

Chief Investment Officer

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

C. GRANT ANDERSON

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.



 [Graphic]
 Federated
 World-Class Investment Manager
 ANNUAL REPORT AS OF OCTOBER 31, 1999

Federated Aggressive Growth fund

Established 1996

3RD ANNUAL REPORT

 [Graphic]
 Federated
 Federated Aggressive Growth fund
 Federated Investors Funds
 5800 Corporate Drive
 Pittsburgh, PA 15237-7000
 1-800-341-7400
 WWW.FEDERATEDINVESTORS.COM
 Federated Securities Corp., Distributor

Cusip 314172875

Cusip 314172867

Cusip 314172859

G02072-03 (12/99)

 [Graphic]


ANNUAL REPORT



[Graphic]

GLEN R. JOHNSON

President

Federated Capital Appreciation Fund

President's Message

Dear Valued Shareholder:

Federated Capital Appreciation Fund was created in 1977, and I am pleased to present its 23rd Annual Report. As of October 31, 1999, the fund's total net assets of $381.5 million were spread across 123 issues of small- medium- and large-cap corporations. Many of these companies are household names such as America Online, Sun Microsystems, Cisco Systems, and Apple Computer. These securities, selected for their growth potential, can be very volatile. Managers seek out many of the fastest-growing companies in the U.S. and these corporations have high price-to-earnings ratios along with high estimated growth rates.

This report covers the 12-month reporting period from November 1, 1998 through October 31, 1999. It begins with an interview with the fund's portfolio manager, Arthur J. Barry, Vice President of Federated Investment Management Company. Following his discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's excellent long-term investment performance. Second is a complete listing of the fund's high-quality stock holdings, and third is the publication of the fund's financial statements.

To quote from Mr. Barry's commentary, "It was a great time to own equities." During the reporting period, the stock market's upward momentum-and daily volatility-continued, led by large-cap growth stocks and Internet stocks. Thanks to the fund's focus on technology holdings in particular, it was also a great time for shareholders of Federated Capital Appreciation Fund. The fund's returns of more than 40%, based on net asset value, across all share classes were far superior to the 25.68% return of the overall stock market as represented by the Standard and Poor's ("S&P") 500 Index. 1 Individual share class total return performance for the 12-month reporting period ended October 31, 1999, including income and realized gains distributions, follows.2




                 TOTAL RETURN   INCOME   CAPITAL GAINS   NET ASSET VALUE INCREASE
Class A Shares   41.17%         $0.07    $0.82           $18.73 to $25.36 = 35%
Class B Shares   40.12%             -    $0.82           $18.62 to $25.09 = 35%
Class C Shares   40.09%             -    $0.82           $18.61 to $25.07 = 35%


1 The S&P 500 Index is an unmanaged index comprising stocks in industry, transportation, financial and public utility companies. Investments cannot be made in an index.

2 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B and C Shares were 33.40%, 34.62% and 39.09%, respectively.

Like any growth stock fund, Federated Capital Appreciation Fund has seen its share of volatility. But this past year of significant outperformance supports the fact that in any 5-, 10-, 15- or 20-year period, there have been many periods when stock prices have declined, and these same periods were then followed by very positive periods of investment returns.

Of course, we continue to see significant day-to-day volatility in the stock market. By automatically reinvesting your quarterly dividends and capital gains in additional fund shares, you can take advantage of share price fluctuations in volatile markets. You can also add to your account through a systematic investment program, whereby a specific amount is withdrawn from your checking account on a regular basis to purchase more fund shares. Buying shares regularly (i.e. monthly additions of the same dollar amount) automatically accumulates more shares in your account at lower prices. 3 Please contact your investment representative for more information.

Thank you for participating in the growth and earnings opportunities of over 100 high-quality U.S. growth-oriented companies. As always, we welcome your comments and suggestions.

Sincerely,

[Graphic]

Glen R. Johnson

President

December 15, 1999

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchasing during periods of low price levels.

[Graphic]

ARTHUR J. BARRY, CFA

Vice President

Federated Investment Management Company

Investment Review

WHAT IS YOUR REVIEW OF THE VOLATILE, YET STRONG, STOCK MARKET OVER THE 12- MONTH REPORTING PERIOD?

In general, it was a great time to own equities with the S&P 500 Index advancing 25.68% for the reporting period. The reporting period began with the equity market recovering from a two-month swoon. The Federal Reserve Board (the "Fed") had lowered interest rates to ease the financial liquidity crisis highlighted by Long Term Capital Management's problems. This move restored confidence and enthusiasm for financial instruments despite the prospect for weak earnings due to global weakness. The strength of the U.S. economy and the Fed's response to slow growth placed an upward bias in interest rates during the fund's fiscal year. Interest rates, as defined by the yield of the 30-year U.S. Treasury bond, began the year at 5.20% and troughed in December at 4.95%, before beginning their upward trend, ending the year yielding 6.15%.

All stocks were not created equal, though. Despite the negative implications of rising interest rates on longer duration growth assets, the technology sector was the clear leader, up 66%, with the communication services sector the runner-up, advancing 40%. The laggards were the consumer staples, utilities and transportation sectors, each barely above the break-even point for the 12-month reporting period. Value stocks, defined by lower price-to- earnings and price-to-book multiples, had their moment of glory during the month of April. Other than that one month of spectacular returns, it was a dismal time period for value stocks. The S&P/Barra Value Index registered a 19% return, which in a normal year would be fantastic. 1 Compared to the S&P/Barra Growth Index's 31.5% advance, however, value stocks provided an anemic return.1 Also, smaller capitalization stocks did not fare as well, as the S&P 600 Small-Cap Index and the S&P 400 Mid-Cap Index gained 12% and 21.07%, respectively.1

Helping the technology and communications sectors were positive secular trends (wireless handset sales, infrastructure spending, Internet growth, etc.) and good earnings revisions. Compare that to cheap value stocks that had trouble meeting earnings expectations, and the result is a stock market advancing on narrow breadth. A fear of a spending slowdown due to the year 2000 gave investors opportunities to buy well-positioned companies, such as Oracle and Mastech, at cheap prices from investors unwilling to look beyond the current quarter.

HOW DID FEDERATED CAPITAL APPRECIATION FUND PERFORM FOR ITS SHAREHOLDERS DURING THE FISCAL YEAR?

For the 12-month reporting period ended October 31, 1999, the fund's Class A Shares produced a very substantial total return of 41.17%, based on net asset value. 2 The fund's Class B and C Shares delivered total returns of 40.12% and 40.09%, respectively, based on net asset value.2 The fund's returns were far above the 25.68% return of the S&P 500 Index, and the 21.07% return of the S&P 400 Mid-Cap Index.

The top contributors to performance were technology stocks. All adding more than 100 basis points in performance were: AMERICA ONLINE, SUN MICROSYSTEMS, CISCO SYSTEMS, RF MICRO DEVICES, and APPLE COMPUTER. Strong nontechnology performers were: AMGEN, MORGAN STANLEY, METRONET COMMUNICATIONS (NOW AT&T CANADA) and GLOBAL CROSSING.

The portfolio consisted of many value stocks, which tended to be our biggest losers. The drag to performance were the tobacco sector (both PHILIP MORRIS and R.J. REYNOLDS) and the pollution control sector (both ALLIED WASTE and REPUBLIC SERVICES).

WHAT CHANGES DID YOU MAKE TO THE FUND'S SECTOR WEIGHTINGS AND MARKET CAPITALIZATION?

Overall, the changes were not drastic. The sector weightings are roughly in line with those of a year ago; the value portion of the portfolio is more mid-cap oriented, and growth stocks dominated our top ten holdings.

In the fourth quarter of 1998, which was early in our fiscal year, we became more aggressive. From that point, we tried to let the fund's winners run. Therefore, the portfolio displayed a tendency to become a little more growth-oriented during the year, as these stocks garnered a larger weighting in the portfolio due to their outperformance. The portfolio maintained roughly half of its assets in the value camp. During the year, most of the opportunities we uncovered in value stocks tended to be focused on mid-cap stocks. So the portfolio's value portion gravitated toward mid-cap and away from large-cap.

1 The S&P/Barra Value Index is an index representing approximately 50% of the S&P 500 Index of common stock's market capitalization and is comprised of those companies with lower price-to-book ratios. The S&P/Barra Growth Index is an index that represents approximately 50% of the S&P 500 Index market capitalization and is comprised of those companies with higher price-to-book ratios, a characteristic associated with growth stocks. The S&P 600 Small-Cap Index consists of 600 domestic stocks chosen to represent the liquidity and industry groups of the small-cap market. The S&P 400 Mid-Cap Index consists of 400 domestic stocks chosen to represent the liquidity and industry groups of the mid-cap market. These indexes are unmanaged, and investments cannot be made in an index.

2 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B and C Shares were 33.40%, 34.62% and 39.09%, respectively.

Letting our winners run is the primary reason that the fund's top ten holdings are growth stocks. We still hold all ten stocks from last year's list of largest holdings, but only the following three of them repeated: AMERICA ONLINE, MCI WORLDCOM and MORGAN STANLEY. The rest either underperformed the portfolio, or we trimmed them due to some fundamental or valuation concern. During September and October of 1999, many value names faced selling pressure for tax loss purposes. At that time, we added BLACK & DECKER, MASTECH, KROGER, and REPUBLIC SERVICES.

Overall, the fund is slightly overweighted in the technology, communications and utilities sectors, and underweighted in the capital goods, consumer staples and finance sectors. I would characterize our changes to sector weighting as insignificant. The portfolio ended the year with 56% of invested assets in large-cap stocks and 44% in mid-cap stocks, with 50% allocated to growth stocks versus 50% in value stocks.

WHAT WERE SOME OF THE FUND'S RECENT STOCK PURCHASES?

Our purchases during the period included the following:

MICRON TECHNOLOGY (0.99% of net assets): Micron is the leader in the dynamic random access memory chips (DRAM) market. Prices have fallen dramatically for this commodity, and the industry is suffering. Over the next year, we believe Micron will benefit from a recovery in the industry and from the transition to smaller dye sizes.

PROVIDIAN FINANCIAL (0.91% of net assets): Providian's stock has come under severe pressure as its business practices have become scrutinized. While its practices may be aggressive, we do not believe Providian will suffer any permanent damage from the complaints, and the stock looks very cheap.

BJ'S WHOLESALE (0.83% of net assets): BJ's Wholesale is a large discounter, similar to Costco or Sam's, located principally in the Northeast. We believe the price-to-earnings ratio discount, while deserved, is too large versus Costco, especially as BJ's implements growth strategies such as ancillary services and private label goods.

SDL, INC. (1.16% of net assets): SDL is a leader in optical lasers used in transmitting information through fiber optic networks. Many companies are laying fiber optic cable to meet the demand for bandwidth, but to "light" the network for use, they must buy SDL's "active" lasers. The barrier to entry into this business is very high.

TELEPHONE AND DATA SYSTEM (TDS) (0.91% of net assets): Our acquisition of TDS was a way to gain exposure to the attractive wireless service arena at a discount to its assets. This firm owns shares in Aerial Communications and U.S. Cellular that are worth more than the market capitalization of TDS.

WHAT WERE THE FUND'S TOP 10 HOLDINGS AS OF OCTOBER 31, 1999, AND HOW WAS THE FUND DIVERSIFIED BY INDUSTRY?




                                    PERCENTAGE OF
NAME                                NET ASSETS
Cisco Systems, Inc.                  1.59%
America Online, Inc.                 1.53%
RF Micro Devices, Inc.               1.42%
Morgan Stanley, Dean Witter & Co.    1.37%
General Electric Co.                 1.35%
Citigroup, Inc.                      1.35%
Solectron Corp.                      1.32%
Sun Microsystems, Inc.               1.30%
MCI Worldcom, Inc.                   1.30%
Apple Computer, Inc.                 1.29%
TOTAL                               13.82%







                         PERCENTAGE OF   PERCENTAGE OF
SECTOR                   NET ASSETS      S&P 500 INDEX
Technology               27.1%           23.5%
Communication Services   10.9%            8.5%
Financials               10.7%           15.5%
Health Care               9.0%           10.7%
Consumer Cyclicals        8.7%            9.0%
Consumer Staples          8.6%           11.9%
Capital Goods             6.5%            8.5%
Utilities                 4.6%            2.8%
Basic Materials           4.5%            3.0%
Energy                    4.5%            5.9%
Transportation            0.9%            0.8%


IT HAS BEEN A GOOD YEAR FOR SHAREHOLDERS OF FEDERATED CAPITAL APPRECIATION FUND. WHAT IS YOUR OUTLOOK AS WE APPROACH THE YEAR 2000?

While we really like the secular trends in the technology and communications sectors, valuations have started to become a little rich. We feel like the market has risen too far too fast. The momentum could continue as those institutional investors, who have lagged peers, try to catch up in the waning months of 1999. Beginning in 2000, investors have a fresh start and may seek bargains. The result could be renewed interest in value stocks in the beginning of the year.

Last Meeting of Shareholders

A Special Meeting of Shareholders of Federated Equity Funds (Trust) was held on November 5, 1999. On September 7, 1999, the record date for shareholders voting at the meeting, there were 79,491,366 total outstanding shares. The following items were considered by shareholders and the results of their voting were as follows:

AGENDA ITEM 1

Election of Trustees: 1




                                         WITHHELD
                                         AUTHORITY
                            FOR          TO VOTE
Thomas G. Bigley            48,710,653   1,327,455
Nicholas P. Constantakis    48,707,894   1,330,214
John F. Cunningham          48,714,704   1,323,404
J. Christopher Donahue      48,665,494   1,372,614
Charles F. Mansfield, Jr.   48,713,783   1,324,325
John S. Walsh               48,705,907   1,332,201


1 The following Trustees of the Trust continued their terms as Trustees of the Trust: John F. Donahue, John T. Conroy, Jr., William J. Copeland, Lawrence D. Ellis, M.D., Peter E. Madden, John E. Murray, Jr, J.D., S.J.D. and Marjorie P. Smuts.

AGENDA ITEM 2

To make changes to the Fund's fundamental investment policies:

(a) To amend the Fund's fundamental investment policy regarding diversification.




                                                                      ABSTENTIONS
                                                                       AND BROKER
FUND                                            FOR       AGAINST       NON-VOTES
Federated Aggressive Growth Fund          1,185,550        18,223         420,907
Federated Capital Appreciation Fund       6,727,977       686,959       1,352,171
Federated Growth Strategies Fund         14,180,323       325,629       3,211,302
Federated Large Cap Growth Fund           6,082,834       154,234       2,436,647
Federated Small Cap Strategies Fund       9,454,825       141,464       3,659,065


(b) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities.




                                                                     ABSTENTIONS
                                                                      AND BROKER
FUND                                            FOR      AGAINST       NON-VOTES
Federated Aggressive Growth Fund          1,165,993       35,779         422,908
Federated Capital Appreciation Fund       6,579,806      829,682       1,357,619
Federated Growth Strategies Fund         14,024,566      484,842       3,207,846
Federated Large Cap Growth Fund           5,961,263      238,186       2,474,266
Federated Small Cap Strategies Fund       9,349,533      213,072       3,692,749


(c) To amend the Fund's fundamental investment policy regarding investments in real estate.




                                                                      ABSTENTIONS
                                                                       AND BROKER
FUND                                            FOR       AGAINST       NON-VOTES
Federated Aggressive Growth Fund          1,175,105        30,541         419,034
Federated Capital Appreciation Fund       6,946,523       463,423       1,357,161
Federated Growth Strategies Fund         14,115,683       349,459       3,252,112
Federated Large Cap Growth Fund           6,017,898       200,527       2,455,290
Federated Small Cap Strategies Fund       9,392,209       195,646       3,667,499


(d) To amend the Fund's fundamental investment policy regarding investments in commodities.




                                                                     ABSTENTIONS
                                                                      AND BROKER
FUND                                            FOR      AGAINST       NON-VOTES
Federated Aggressive Growth Fund          1,169,209       37,811         417,660
Federated Growth Strategies Fund         14,034,192      510,830       3,172,232
Federated Large Cap Growth Fund           5,923,742      296,977       2,452,996
Federated Small Cap Strategies Fund       9,321,384      262,628       3,671,342


(e) To amend the Fund's fundamental investment policy regarding underwriting securities.




                                                                     ABSTENTIONS
                                                                      AND BROKER
FUND                                            FOR      AGAINST       NON-VOTES
Federated Aggressive Growth Fund          1,176,983       25,615         422,082
Federated Capital Appreciation Fund       6,935,034      473,821       1,358,252
Federated Growth Strategies Fund         14,039,862      446,742       3,230,650
Federated Large Cap Growth Fund           6,005,617      198,132       2,469,966
Federated Small Cap Strategies Fund       9,394,956      192,822       3,667,576


(f) To amend the Fund's fundamental investment policy regarding lending by the Fund.




                                                                     ABSTENTIONS
                                                                      AND BROKER
FUND                                            FOR      AGAINST       NON-VOTES
Federated Aggressive Growth Fund          1,157,719       48,737         418,224
Federated Capital Appreciation Fund       6,751,451      632,303       1,383,353
Federated Growth Strategies Fund         14,006,658      511,958       3,198,638
Federated Large Cap Growth Fund           5,950,205      258,510       2,465,000
Federated Small Cap Strategies Fund       9,322,094      255,799       3,667,461


(g) To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry.




                                                                     ABSTENTIONS
                                                                      AND BROKER
FUND                                            FOR      AGAINST       NON-VOTES
Federated Aggressive Growth Fund          1,181,313       22,969         420,398
Federated Growth Strategies Fund         14,112,938      346,045       3,258,271
Federated Large Cap Growth Fund           6,017,558      194,699       2,461,458
Federated Small Cap Strategies Fund       9,398,399      180,973       3,675,982


(h) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin.




                                                                     ABSTENTIONS
                                                                      AND BROKER
FUND                                            FOR      AGAINST       NON-VOTES
Federated Aggressive Growth Fund          1,164,210       40,601         419,869
Federated Growth Strategies Fund         13,838,738      597,953       2,280,563
Federated Large Cap Growth Fund           5,896,937      275,029       2,501,749
Federated Small Cap Strategies Fund       9,227,979      289,005       3,738,360


(i) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding pledging assets.




                                                                  ABSTENTIONS
                                                                   AND BROKER
FUND                                          FOR     AGAINST       NON-VOTES
Federated Capital Appreciation Fund     6,452,981     950,846       1,363,280
Federated Large Cap Growth Fund         5,936,846     256,888       2,479,981
Federated Small Cap Strategies Fund     9,278,674     277,707       3,698,973


AGENDA ITEM 3

To remove certain of the Fund's fundamental investment policies:

(a) To remove the Fund's fundamental investment policy regarding selling securities short.




                                                                     ABSTENTIONS
                                                                      AND BROKER
FUND                                            FOR      AGAINST       NON-VOTES
Federated Aggressive Growth Fund          1,154,766       45,338         424,576
Federated Capital Appreciation Fund       6,659,157      698,089       1,409,861
Federated Growth Strategies Fund         13,968,464      544,502       3,204,288
Federated Large Cap Growth Fund           5,927,807      284,012       2,461,896
Federated Small Cap Strategies Fund       9,305,910      253,583       3,695,861


(b) To remove the Fund's fundamental investment policy regarding investing in oil, gas and minerals.




                                                                  ABSTENTIONS
                                                                   AND BROKER
FUND                                         FOR      AGAINST       NON-VOTES
Federated Aggressive Growth Fund       1,169,721       36,916         418,043
Federated Growth Strategies Fund      13,997,610      475,650       3,243,994
Federated Large Cap Growth Fund        5,927,807      284,012       2,461,896


Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT:

IF YOU MADE AN INITIAL INVESTMENT OF $23,000 IN THE CLASS A SHARES OF FEDERATED CAPITAL APPRECIATION FUND ON 1/31/77, REINVESTED DIVIDENDS AND CAPITAL GAINS, AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $603,681 ON 10/31/99. YOU WOULD HAVE EARNED A 15.18% 1 AVERAGE ANNUAL TOTAL RETURN FOR THE INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 9/30/99, the Class A Shares' average annual 1-year, 5-year, and 10-year total returns were 32.26%, 21.25%, and 14.61%, respectively. Class B Shares' average annual 1-year and since inception (1/4/96) total returns were 33.43% and 20.23%, respectively. Class C Shares' average annual 1-year, and since inception (1/4/96) total returns were 37.90% and 20.68%, respectively. 2

[Graphic] - See Appendix

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge.

ONE STEP AT A TIME:

$1,000 INITIAL INVESTMENT AND SUBSEQUENT INVESTMENTS OF $1,000 EACH YEAR FOR 22 YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $202,849.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Capital Appreciation Fund on 1/31/77, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $23,000, but your account would have reached a total value of $202,849 1 by 10/31/99. You would have earned an average annual total return of 15.92%.

A practical investment plan helps you pursue long-term performance from growth-oriented stocks. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

[Graphic] - See Appendix

1 This chart assumes that the subsequent annual investments are made on the last day of the anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Hypothetical Investor Profile: Investing for a College Education

David and Joan Rice are a fictitious couple who, like many shareholders, are searching for a way to make their money grow over time.

David and Joan are planning for the college education of their children. On October 31, 1989, they invested $5,000 in the Class A Shares of Federated Capital Appreciation Fund. Since then, David and Joan have made additional investments of $250 every month.

As this chart shows, over 10 years, the original $5,000 investment along with their additional monthly $250 investments totaling $35,000 has grown to $101,940. This represents a 17.93% average annual total return. 1 For the Rices, a dedicated program of monthly investments really paid off.

[Graphic] - See Appendix

1 This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance is no guarantee of future results.

Federated Capital Appreciation Fund-Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Capital Appreciation Fund (Class A Shares) (the "Fund") from October 31, 1989 to October 31, 1999 compared to the Standard and Poor's 500 Index (S&P
500)2 and the Lipper Growth and Income Funds Average (LGIFA).3




AVERAGE ANNUAL TOTAL RETURNS 4 FOR THE PERIOD ENDED OCTOBER 31, 1999
1 Year                          33.40%
5 Years                         22.63%
10 Years                        15.96%
Start of Performance (1/1/77)   15.18%



[Graphic] - See Appendix

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund with no sales load. Effective January 1, 1996, the fiscal year end of this Fund was changed from December 31 to October 31. Effective November 14, 1995, the maximum sales charge was 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGIFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 The LGIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a Fund's performance.

4 Total return quoted reflects all applicable sales charges.

Federated Capital Appreciation Fund-Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 the Federated Capital Appreciation Fund (Class B Shares) (the "Fund") from January 4, 1996 (start of performance) to October 31, 1999 compared to the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Growth and Income Funds Average (LGIFA).3




AVERAGE ANNUAL TOTAL RETURNS 4 FOR THE PERIOD ENDED OCTOBER 31, 1999
1 Year                           34.62%
Start of Performance (1/4/96)    22.05%



[Graphic] - See Appendix

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 3.00% contingent deferred sales charge on any redemption less than four years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGIFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 The LGIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a Fund's performance.

4 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Federated Capital Appreciation Fund-Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Capital Appreciation Fund (Class C Shares) (the "Fund") from January 4, 1996 (start of performance) to October 31, 1999, compared to the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Growth and Income Funds Average (LGIFA).3




AVERAGE ANNUAL TOTAL RETURNS 4 FOR THE PERIOD ENDED OCTOBER 31, 1999
1 Year                           39.09%
Start of Performance (1/4/96)    22.47%



[Graphic] - See Appendix

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be imposed on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGIFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 The LGIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a Fund's performance.

4 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

OCTOBER 31, 1999




SHARES                                                     VALUE
                    COMMON STOCKS-89.5%
                    BASIC MATERIALS-3.8%
       106,500      Corn Products
                    International, Inc.             $   3,467,906
        66,600      Martin Marietta Materials           2,593,237
        75,000      Plum Creek Timber Co., Inc.         1,968,750
       120,000    1 Smurfit-Stone Container Corp.       2,595,000
        39,000      Southdown, Inc.                     1,884,187
       220,000      USEC, Inc.                          1,993,750
                    TOTAL                              14,502,830
                    CAPITAL GOODS-6.5%
        38,000      General Electric Co.                5,151,375
        88,600      HON Industries, Inc.                1,738,775
        23,920      Koninklijke (Royal)
                    Philips Electronics NV, ADR         2,486,185
       290,900    1 Republic Services, Inc.             3,563,525
        66,923    1 Solectron Corp.                     5,035,956
        40,500      Textron, Inc.                       3,126,094
        94,424      Tyco International Ltd.             3,771,058
                    TOTAL                              24,872,968
                    COMMUNICATION SERVICES-10.2%
       118,200    1 AT&T Canada, Inc., Class B          3,811,950
        65,813      AT&T Corp.                          3,076,758
        98,178    1 AT&T Corp. - Liberty Media
                    Group, Inc., Class A                3,896,439
       105,500      Cincinnati Bell, Inc.               2,195,719
        45,000      GTE Corp.                           3,375,000
       107,600    1 Global Crossing Ltd.                3,725,650
        80,500    1 IXC Communications, Inc.            3,476,594
        57,707    1 MCI Worldcom, Inc.                  4,951,982
        40,000    1 MGC Communications, Inc.            1,100,000
        90,000    1 Pacific Gateway Exchange, Inc.      2,047,500
        30,000      Telephone and Data System,
                    Inc.                                3,457,500
        12,500    1 Triton PCS Holdings, Inc.,
                    Class A                               440,625
        35,000    1 Viatel, Inc.                        1,168,125
        70,600    1 Williams Communications
                    Group, Inc.                         2,250,375
                    TOTAL                              38,974,217
SHARES                                                     VALUE
                    COMMON STOCKS-continued
                    CONSUMER CYCLICALS-8.2%
        28,000    1 Abercrombie & Fitch Co.,
                    Class A                         $     763,000
       103,000    1 BJ's Wholesale Club, Inc.           3,173,687
        74,000      Black & Decker Corp.                3,182,000
        18,500    1 CMG Information Services, Inc.      2,024,594
       229,100    1 Dal-Tile International, Inc.        2,133,494
        24,000    1 Gemstar International
                    Group Ltd.                          2,085,000
       131,744      Hollinger International, Inc.       1,366,844
        52,000      Home Depot, Inc.                    3,926,000
        28,800    1 Internet Capital Group, Inc.        3,351,600
        87,000      Mattel, Inc.                        1,163,625
        17,000      Omnicom Group, Inc.                 1,496,000
        92,000    1 Tommy Hilfiger Corp.                2,599,000
        95,000      True North Communications, Inc.     3,829,687
                    TOTAL                              31,094,531
                    CONSUMER STAPLES-7.0%
       148,000      Blockbuster, Inc., Class A          1,794,500
        41,663    1 Clear Channel
                    Communications, Inc.                3,348,664
        33,300      Dial Corp.                            778,387
        80,000      Earthgrains Co.                     1,825,000
        73,500      Fort James Corp.                    1,933,969
        97,000    1 Kroger Co., Inc.                    2,018,812
        66,000      PepsiCo, Inc.                       2,289,375
        73,000      Philip Morris Cos., Inc.            1,838,687
        24,300      R.J. Reynolds Tobacco
                    Holdings, Inc.                        527,006
        51,500    1 Safeway, Inc.                       1,818,594
        92,500    1 Suiza Foods Corp.                   3,335,781
       153,800      The Pepsi Bottling Group, Inc.      2,797,237
        28,900    1 United GlobalCom, Inc.,
                    Class A                             2,514,300
                    TOTAL                              26,820,312
                    ENERGY-4.5%
        58,738      BP Amoco PLC, ADR                   3,392,119
        97,000      Conoco, Inc., Class B               2,631,125
        50,500    1 Cooper Cameron Corp.                1,953,719
        68,200      Halliburton Co.                     2,570,287
        28,400      Mobil Corp.                         2,740,600
SHARES                                                     VALUE
                    COMMON STOCKS-continued
                    ENERGY-CONTINUED
       220,000    1 R&B Falcon Corp.                $   2,736,250
        52,000      Sunoco, Inc.                        1,254,500
                    TOTAL                              17,278,600
                    FINANCIALS-10.7%
       106,000      Ace, Ltd.                           2,060,375
        62,000      Allstate Corp.                      1,782,500
        16,000      American Express Co.                2,464,000
        25,000      Bank of America Corp.               1,609,375
        20,000      CIGNA Corp.                         1,495,000
        45,000      Capital One Financial Corp.         2,385,000
        26,000      Chase Manhattan Corp.               2,271,750
        95,098      Citigroup, Inc.                     5,147,179
        80,000      Conseco, Inc.                       1,945,000
        34,000    1 E*Trade Group, Inc.                   809,625
        47,290      Morgan Stanley, Dean
                    Witter & Co.                        5,216,678
        82,800      Nationwide Financial
                    Services, Inc., Class A             3,136,050
        32,000      Providian Financial Corp.           3,488,000
        80,400      UnionBanCal Corp.                   3,492,375
        74,000      Wells Fargo Co.                     3,542,750
                    TOTAL                              40,845,657
                    HEALTH CARE-8.5%
        49,200      American Home Products Corp.        2,570,700
        40,000    1 Amgen, Inc.                         3,190,000
        68,000      AstraZeneca Group PLC, ADR          3,111,000
        50,000      Baxter International, Inc.          3,243,750
        51,000      Bristol-Myers Squibb Co.            3,917,437
        14,000    1 Genentech, Inc.                     2,040,500
        35,300      Merck & Co., Inc.                   2,808,556
       124,000    1 Oxford Health Plans, Inc.           1,464,750
        43,000      Smithkline Beecham Corp., ADR       2,752,000
        62,300      Teva Pharmaceutical
                    Industries Ltd., ADR                3,013,762
        53,364      Warner-Lambert Co.                  4,259,114
                    TOTAL                              32,371,569
SHARES                                                     VALUE
                    COMMON STOCKS-continued
                    TECHNOLOGY-26.1%
        45,000    1 Adaptec, Inc.                   $   2,025,000
        17,400    1 Aether Systems, Inc.                1,210,387
        45,000    1 America Online, Inc.                5,835,938
        61,400    1 Apple Computer, Inc.                4,919,675
         7,500    1 Broadcom Corp., Class A               958,594
        82,000    1 Cisco Systems, Inc.                 6,068,000
        46,000    1 Citrix Systems, Inc.                2,949,750
        35,000    1 Conexant Systems, Inc.              3,268,125
       114,000    1 Crown Castle International
                    Corp.                               2,194,500
        42,000    1 DST Systems, Inc.                   2,674,875
        58,000    1 Dell Computer Corp.                 2,327,250
        10,700    1 Digital Insight Corp.                 423,988
        66,800    1 EMC Corp. Mass                      4,876,400
        38,000    1 Electronics for Imaging, Inc.       1,531,875
        28,000    1 Exodus Communications, Inc.         2,408,000
         6,000    1 Inktomi Corp.                         608,625
        24,000      Intel Corp.                         1,858,500
         2,500    1 Juniper Networks, Inc.                689,063
        23,900    1 Keynote Systems, Inc.               1,084,463
        47,000    1 Lexmark Intl. Group, Class A        3,668,938
        44,000      Lucent Technologies, Inc.           2,827,000
        82,000    1 MMC Networks, Inc.                  2,613,750
       148,100    1 Mastech Corp.                       2,536,213
        53,000      Micron Technology, Inc.             3,779,563
        50,000    1 Microsoft Corp.                     4,628,125
        36,000      Nokia Oyj, ADR                      4,160,250
        53,500      Nortel Networks Corp.               3,313,656
        67,700    1 Oracle Corp.                        3,219,981
       105,000    1 RF Micro Devices, Inc.              5,420,625
        36,000    1 SDL, Inc.                           4,439,250
        47,000    1 Sun Microsystems, Inc.              4,973,188
         4,700    1 Sycamore Networks, Inc.             1,010,500
       106,000    1 Vitesse Semiconductor Corp.         4,862,750
                    TOTAL                              99,366,797
SHARES OR
PRINCIPAL
AMOUNT                                                     VALUE
                    COMMON STOCKS-continued
                    TRANSPORTATION-0.8%
        52,000      Union Pacific Corp.             $   2,899,000
                    UTILITIES-3.2%
        93,800      Enron Corp.                         3,746,138
       102,000      Montana Power Co.                   2,900,625
        64,200      Peco Energy Co.                     2,451,638
       132,000      SCANA Corp.                         3,283,500
                    TOTAL                              12,381,901
                    TOTAL COMMON STOCKS
                    (IDENTIFIED COST $226,554,718)    341,408,382
                    CORPORATE BONDS-1.7%
                    COMMUNICATION SERVICES-0.7%
 $   3,050,000      Comcast Corp., Conv. Bond,
                    Series Sprint PCS Group,
                    2.00%, 10/15/2029                   2,573,438
                    CONSUMER CYCLICALS-0.5%
     1,060,000    2 Omnicom Group, Inc., Conv.
                    Bond, 2.25%, 1/6/2013               1,951,460
                    HEALTH CARE-0.5%
     1,150,000      Sepracor, Inc., Conv.
                    Bond, 6.25%, 2/15/2005              2,157,504
                    TOTAL CORPORATE BONDS
                    (IDENTIFIED COST $5,425,767)        6,682,402
                    PREFERRED STOCKS-4.8%
                    BASIC MATERIALS-0.7%
       165,000      Dimon, Inc., Conv. Pfd., $2.01        794,063
        45,000      Monsanto Co., Conv. Pfd.,
                    $2.60                               1,704,375
                    TOTAL                               2,498,438
                    CONSUMER STAPLES-1.6%
        40,000      Cox Communications, Inc.,
                    INCOME PRIDES, $3.66                2,480,000
        41,000      Premier Parks, Inc., Conv.
                    Pfd., $4.05                         2,214,000
        37,800      Ralston Purina Co., Series
                    Interstate Bakeries,
                    SAILS, $4.34                        1,571,063
                    TOTAL                               6,265,063
                    TECHNOLOGY-1.0%
        77,000 1, 2 Verio, Inc., Conv. Pfd.,
                    Series A                            3,696,000
                    TRANSPORTATION-0.1%
        10,000      Canadian National Railway,
                    Conv. Pfd., $2.83                     505,000
SHARES OR
PRINCIPAL
AMOUNT                                                     VALUE
                    PREFERRED STOCKS-continued
                    UTILITIES-1.4% 73,000 K N Energy, Inc., Conv.
                    Pfd., $3.55                     $   2,500,250
        54,500      Texas Utilities Co.,
                    Cumulative PRIDES, $4.63            2,769,281
                    TOTAL                               5,269,531
                    TOTAL PREFERRED STOCKS
                    (IDENTIFIED COST $19,626,367)      18,234,032
                    REPURCHASE AGREEMENT-5.7% 3
  $ 21,620,000      ABN AMRO, Inc., 5.34%,
                    dated 10/29/1999, due
                    11/1/1999 (at amortized
                    cost)                              21,620,000
                    TOTAL INVESTMENTS
                    (IDENTIFIED COST
                    $273,226,852) 4                 $ 387,944,816


1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's Board of Trustees. At October 31, 1999, these securities amounted to $5,647,460 which represents 1.5% of net assets.

3 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

4 The cost of investments for federal tax purposes amounts to $273,244,079. The net unrealized appreciation of investments on a federal tax basis amounts to $114,700,737 which is comprised of $128,570,589 appreciation and $13,869,852 depreciation at October 31, 1999.

Note: The categories of investments are shown as a percentage of net assets ($381,477,836) at October 31, 1999.

The following acronyms are used throughout this portfolio:


ADR -American Depositary Receipt
PRIDES -Preferred Redeemable Increased Dividend Equity Securities
SAILS -Stock Appreciation Income Linked Security



See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

OCTOBER 31, 1999

ASSETS:
Total investments in
securities, at value
(identified cost
$273,226,852 and tax
cost $273,244,079)                                $ 387,944,816
Cash                                                      3,375
Income receivable                                       236,525
Receivable for investments
sold                                                  6,572,991
Receivable for shares sold                            2,048,588
TOTAL ASSETS                                        396,806,295
LIABILITIES:
Payable for investments
purchased                        $ 14,354,237
Payable for shares
redeemed                              779,471
Accrued expenses                      194,751
TOTAL LIABILITIES                                    15,328,459
Net assets for 15,095,718
shares outstanding                                $ 381,477,836
NET ASSETS CONSIST OF:
Paid in capital                                   $ 245,161,091
Net unrealized
appreciation of
investments                                         114,717,964
Accumulated net realized
gain on investments                                  21,975,044
Accumulated distributions
in excess of net investment
income                                                 (376,263)
TOTAL NET ASSETS                                  $ 381,477,836
NET ASSET VALUE, OFFERING
PRICE AND REDEMPTION
PROCEEDS PER SHARE
CLASS A SHARES:
Net Asset Value Per Share
($262,083,173 / 10,335,796
shares outstanding)                                      $25.36
Offering Price Per Share
(100/94.50 of $25.36) 1                                  $26.84
Redemption Proceeds Per
Share                                                    $25.36
CLASS B SHARES:
Net Asset Value Per Share
($106,528,270 / 4,246,644
shares outstanding)                                      $25.09
Offering Price Per Share                                 $25.09
Redemption Proceeds Per
Share (94.50/100 of
$25.09) 1                                                $23.71
CLASS C SHARES:
Net Asset Value Per Share
($12,866,393 / 513,278
shares outstanding)                                      $25.07
Offering Price Per Share                                 $25.07
Redemption Proceeds Per
Share (99/100 of $25.07) 1                               $24.82



1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED OCTOBER 31, 1999


INVESTMENT INCOME:
Dividends (net of foreign
taxes withheld of $21,984)                     $  3,675,297
Interest                                            743,668
TOTAL INCOME                                      4,418,965
EXPENSES:
Investment advisory fee        $ 2,172,794
Administrative personnel
and services fee                   212,917
Custodian fees                      19,558
Transfer and dividend
disbursing agent fees and
expenses                           269,126
Directors'/Trustees' fees            4,064
Auditing fees                       16,478
Legal fees                           3,070
Portfolio accounting fees           98,884
Distribution services fee-
Class B Shares                     559,919
Distribution services fee-
Class C Shares                      66,941
Shareholder services fee-
Class A Shares                     515,312
Shareholder services fee-
Class B Shares                     186,640
Shareholder services fee-
Class C Shares                      22,314
Share registration costs            70,496
Printing and postage                64,515
Insurance premiums                   1,815
Miscellaneous                        7,787
TOTAL EXPENSES                                    4,292,630
Net investment income                               126,335
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain on
investments                                      21,987,600
Net change in unrealized
appreciation of
investments                                      70,472,545
NET REALIZED AND
UNREALIZED GAIN ON
INVESTMENTS                                      92,460,145
Change in net assets
resulting from operations                      $ 92,586,480



See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets




YEAR ENDED OCTOBER 31                     1999                1998

INCREASE (DECREASE) IN NET
ASSETS
OPERATIONS:
Net investment income            $     126,335       $     575,456
Net realized gain on
investments ($22,008,654
and $9,401,664,
respectively, as computed
for federal tax purposes)           21,987,600           9,739,436
Net change in unrealized
appreciation of
investments                         70,472,545          (1,668,574)
CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS           92,586,480           8,646,318
DISTRIBUTIONS TO
SHAREHOLDERS:
Distributions from net
investment income
Class A Shares                        (589,166)           (930,172)
Class B Shares                               -             (23,332)
Class C Shares                               -              (4,448)
Distributions from net
realized gains on
investments
Class A Shares                      (6,933,488)        (17,245,708)
Class B Shares                      (2,217,536)         (2,692,221)
Class C Shares                        (250,672)           (311,507)
CHANGE IN NET ASSETS
RESULTING FROM
DISTRIBUTIONS
TO SHAREHOLDERS                     (9,990,862)        (21,207,388)
SHARE TRANSACTIONS:
Proceeds from sale of
shares                             170,508,287          97,596,378
Net asset value of shares
issued to shareholders in
payment of
distributions declared               5,791,068           9,343,176
Cost of shares redeemed            (91,131,681)        (53,089,335)
CHANGE IN NET ASSETS
RESULTING FROM SHARE
TRANSACTIONS                        85,167,674          53,850,219
Change in net assets               167,763,292          41,289,149
NET ASSETS:
Beginning of period                213,714,544         172,425,395
End of period (including
undistributed net
investment income of $0 and
$86,568, respectively)           $ 381,477,836       $ 213,714,544



See Notes which are an integral part of the Financial Statements

Financial Highlights-Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD) 1




                                                                                    PERIOD
                                                                                     ENDED
YEAR ENDED
                                                  YEAR ENDED OCTOBER 31,       OCTOBER 31,
DECEMBER 31, 2
                                             1999 3        1998        1997           1996 4
1995        1994
NET ASSET VALUE, BEGINNING OF PERIOD       $18.73        $20.08      $16.17         $14.60
$11.47      $11.90
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                        0.06          0.09        0.09           0.04
0.18        0.20
Net realized and unrealized gain
on investments                               7.46          1.01        4.85           1.89
4.07       (0.24)
TOTAL FROM INVESTMENT OPERATIONS             7.52          1.10        4.94           1.93
4.25       (0.04)
LESS DISTRIBUTIONS:
Distributions from net investment
income                                      (0.07)        (0.12)      (0.11)         (0.03)
(0.18)      (0.19)
Distributions from net realized gain
on investments                              (0.82)        (2.33)      (0.92)         (0.33)
(0.94)      (0.20)
TOTAL DISTRIBUTIONS                         (0.89)        (2.45)      (1.03)         (0.36)
(1.12)      (0.39)
NET ASSET VALUE, END OF PERIOD             $25.36        $18.73      $20.08         $16.17
$14.60      $11.47
TOTAL RETURN 5                              41.17%         6.23%      32.10%         13.36%
37.17%      (0.30%)

RATIOS TO AVERAGE NET ASSETS:
Expenses 6                                   1.27%         1.31%       1.30%          1.50% 7
1.23%       1.15%
Net investment income 6                      0.26%         0.42%       0.78%          0.04% 7
1.14%       1.63%
Expenses (after waivers)                     1.27%         1.29%       1.23%          1.23% 7
1.08%       1.15%
Net investment income (after waivers)        0.26%         0.44%       0.85%          0.31% 7
1.29%       1.63%
SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)  $262,083      $158,587    $148,175       $108,804
$98,200     $81,377
Portfolio turnover                             55%           68%         85%            79%
81%         23%


1 All years prior to 1998 have been restated to reflect a 6-for-1 stock split effective as of October 29, 1997.

2 Amounts presented prior to January 1, 1996 represent results of operations for Federated Exchange Fund, Ltd.

3 For the year ended October 31, 1999, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

4 Reflects operations for the period from January 1, 1996 (start of business) to October 31, 1996.

5 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

6 During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.

7 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD) 1




                                                                             PERIOD
                                                                              ENDED
                                       YEAR ENDED OCTOBER 31,           OCTOBER 31,
                                    1999 2       1998         1997             1996 3
NET ASSET VALUE, BEGINNING
OF PERIOD                         $18.62       $20.04       $16.12           $14.70
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (net
operating loss)                    (0.07)       (0.03)        0.12            (0.04) 4
Net realized and
unrealized gain on
investments                         7.36         0.96         4.72             1.80
TOTAL FROM INVESTMENT
OPERATIONS                          7.29         0.93         4.84             1.76
LESS DISTRIBUTIONS:
Distributions from net
investment income                      -        (0.02)           -            (0.01)
Distributions from net
realized gain on
investments                        (0.82)       (2.33)       (0.92)           (0.33)
TOTAL DISTRIBUTIONS                (0.82)       (2.35)       (0.92)           (0.34)
NET ASSET VALUE, END OF
PERIOD                            $25.09       $18.62       $20.04           $16.12
TOTAL RETURN 5                     40.12%        5.20%       31.65%           12.00%

RATIOS TO AVERAGE NET
ASSETS:
Expenses 6                          2.02%        2.06%        2.04%            2.25%  7
Net investment income (net
operating loss) 6                  (0.49%)      (0.33%)       0.01%           (0.63%) 7
Expenses (after waivers)            2.02%        2.04%        1.98%            1.98%  7
Net investment income (net
operating loss)
(after waivers)                    (0.49%)      (0.31%)       0.07%           (0.36%) 7
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                   $106,528      $49,242      $21,636           $6,369
Portfolio turnover                    55%          68%          85%              79%


1 All years prior to 1998 have been restated to reflect a 6-for-1 stock split effective as of October 29, 1997.

2 For the year ended October 31, 1999, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

3 Reflects operations for the period from January 4, 1996 (date of initial public offering) to October 31, 1996.

4 Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

5 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

6 During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.

7 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD) 1




                                                                            PERIOD
                                                                             ENDED
                                       YEAR ENDED OCTOBER 31,          OCTOBER 31,
                                     1999 2      1998        1997             1996 3
NET ASSET VALUE, BEGINNING
OF PERIOD                          $18.61      $19.95      $16.13           $14.70
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (net
operating loss)                     (0.07)      (0.04)       0.13            (0.04) 4
Net realized and
unrealized gain on
investments                          7.35        1.05        4.61             1.81
TOTAL FROM INVESTMENT
OPERATIONS                           7.28        1.01        4.74             1.77
LESS DISTRIBUTIONS:
Distributions from net
investment income                       -       (0.02)          -            (0.01)
Distributions from net
realized gain on
investments                         (0.82)      (2.33)      (0.92)           (0.33)
TOTAL DISTRIBUTIONS                 (0.82)      (2.35)      (0.92)           (0.34)
NET ASSET VALUE, END OF
PERIOD                             $25.07      $18.61      $19.95           $16.13
TOTAL RETURN 5                      40.09%       5.67%      30.90%           12.05%

RATIOS TO AVERAGE NET
ASSETS:
Expenses 6                           2.02%       2.06%       2.04%            2.25% 7
Net investment income (net
operating loss) 6                   (0.49%)     (0.33%)      0.02%           (0.64%) 7
Expenses (after waivers)             2.02%       2.04%       1.98%            1.98% 7
Net investment income (net
operating loss) (after
waivers)                            (0.49%)     (0.31%)      0.08%           (0.37%) 7
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                     $12,866      $5,885      $2,614             $710
Portfolio turnover                     55%         68%         85%              79%


1 All years prior to 1998 have been restated to reflect a 6-for-1 stock split effective as of October 29, 1997.

2 For the year ended October 31, 1999, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

3 Reflects operations for the period from January 4, 1996 (date of initial public offering) to October 31, 1996.

4 Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

5 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

6 During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.

7 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

OCTOBER 31, 1999

ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of six portfolios. The financial statements included herein are only those of Federated Capital Appreciation Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide capital appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:




YEAR ENDED OCTOBER 31                       1999                              1998
CLASS A SHARES:                  SHARES             AMOUNT          SHARES             AMOUNT
Shares sold                    3,965,271       $  89,316,033      3,215,849       $  59,576,047
Shares issued to
shareholders in payment of
distributions declared           167,223           3,486,237        366,688           6,503,204
Shares redeemed               (2,264,150)        (48,870,735)    (2,493,386)        (46,093,087)
NET CHANGE RESULTING FROM
CLASS A SHARE
TRANSACTIONS                   1,868,344       $  43,931,535      1,089,151       $  19,986,164

YEAR ENDED OCTOBER 31                       1999                                1998
CLASS B SHARES:                  SHARES             AMOUNT          SHARES              AMOUNT
Shares sold                    2,203,365       $  50,445,518      1,733,696       $  33,737,245
Shares issued to
shareholders in payment of
distributions declared           100,461           2,066,497        144,522           2,550,992
Shares redeemed                 (702,195)        (15,802,656)      (312,900)         (5,988,176)
NET CHANGE RESULTING FROM
CLASS B SHARE
TRANSACTIONS                   1,601,631       $  36,709,359      1,565,318       $  30,300,061

YEAR ENDED OCTOBER 31                      1999                                1998
CLASS C SHARES:                  SHARES             AMOUNT          SHARES             AMOUNT
Shares sold                    1,323,919       $  30,746,736        224,084       $   4,283,086
Shares issued to
shareholders in payment of
distributions declared            11,597             238,334         16,382             288,980
Shares redeemed               (1,138,515)        (26,458,290)       (55,205)         (1,008,072)
NET CHANGE RESULTING FROM
CLASS C SHARE
TRANSACTIONS                     197,001       $   4,526,780        185,261       $   3,563,994
NET CHANGE RESULTING FROM
SHARE TRANSACTIONS             3,666,976       $  85,167,674      2,839,730       $  53,850,219


INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC") the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.




                   PERCENTAGE OF AVERAGE
SHARE CLASS NAME   DAILY NET ASSETS OF CLASS
Class A Shares     0.25%
Class B Shares     0.75%
Class C Shares     0.75%


For the year ended October 31, 1999, Class A Shares did not incur a distribution services fee.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1999, were as follows:




Purchases   $   226,072,399
Sales       $   154,914,916


YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

CHANGE OF INDEPENDENT AUDITORS (UNAUDITED)

On May 19, 1999, the Fund's Trustees, upon the recommendation of its Audit Committee, requested and subsequently accepted the resignation of Ernst & Young LLP ("E&Y") as the Fund's independent auditors. E&Y's reports on the Fund's financial statements for the fiscal years ended October 31, 1997 and October 31, 1998 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's fiscal years ended October 31, 1997 and October 31, 1998: (i) there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years; and (ii) there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Fund, by action of its Trustees, upon the recommendation of the Audit Committee, has engaged Deloitte & Touche LLP ("D&T") as the independent auditors to audit the Fund's financial statements for the fiscal year ended October 31, 1999. During the Fund's fiscal years ended October 31, 1997 and October 31, 1998, neither the Fund nor anyone on its behalf has consulted D&T on items which
(i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements, or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) of reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Independent Auditors' Report

TO THE TRUSTEES OF FEDERATED EQUITY FUNDS

AND THE SHAREHOLDERS OF FEDERATED CAPITAL APPRECIATION FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Capital Appreciation Fund (the "Fund") as of October 31, 1999, and the related statement of operations, statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1998, and the financial highlights for the periods presented prior to and including October 31, 1998 were audited by other auditors whose report dated December 21, 1998, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Capital Appreciation Fund as of October 31, 1999, the results of its operations, the changes in its net assets and its financial highlights for the year then ended in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, Massachusetts

December 17, 1999

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

WILLIAM J. COPELAND

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

GLEN R. JOHNSON

President

J. THOMAS MADDEN

Chief Investment Officer

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

C. GRANT ANDERSON

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.


 [Graphic]
 Federated
 World-Class Investment Manager
 ANNUAL REPORT

Federated Capital Appreciation Fund

Established 1977

23RD ANNUAL REPORT
AS OF OCTOBER 31, 1999

 [Graphic]
 Federated
 Federated Capital Appreciation Fund
 Federated Investors Funds
 5800 Corporate Drive
 Pittsburgh, PA 15237-7000
 1-800-341-7400
 WWW.FEDERATEDINVESTORS.COM
 Federated Securities Corp., Distributor

Cusip 314172701

Cusip 314172800

Cusip 314172883

G01649-04 (12/99)

 [Graphic]




[Graphic]

GLEN R. JOHNSON
President
Federated Communications Technology Fund

President's Message

Dear Fellow Shareholder:

Federated Communications Technology Fund was created on September 21, 1999, and I am pleased to present its first Annual Report. The fund has investments in over 90 corporations - some easily recognizable names and even more corporations that are not readily known to many investors.

As of October 31, 1999, the fund's net assets totaled $55.9 million. Federated Communications Technology Fund gives investors the opportunity to participate in a revolution, as developments in communications technology have already profoundly changed the way individuals live and work. The companies behind these developments represent significant and sophisticated investment opportunities.

This report covers the short period from September 21, 1999, the fund's date of inception, through October 31, 1999. It begins with an interview with the fund's portfolio managers, James E. Grefenstette, Vice President, and Trent E. Nevills, Assistant Vice President, both of Federated Investment Management Company. Following their discussion, which covers the fund's objective and strategy and market conditions, are two additional items of shareholder interest. First is a complete listing of the fund's investments, and second is the publication of the fund's financial statements. I urge you to review the fund's holdings and note its broad diversification.

To give you a balanced, risk-managed portfolio, this fund invests in more than 90 leading companies across four key areas of communications technology:

INFRASTRUCTURE companies involved in the enabling technologies that make possible the appliances and services we see and use;

INTERFACE companies involved in appliances that consumers and businesses use to access information and respond to demands;

SERVICE companies that develop and own links that move data with unprecedented economy and speed; and

APPLICATIONS companies that provide content such as entertainment, information, e-commerce, and voicemail.

While many of the portfolio's holdings are familiar to you - such as Apple Computer, Microsoft, Motorola, Nokia, Sprint, and Yahoo - undoubtedly, many more of the holdings will be unfamiliar to you. Please take this opportunity to read the discussion with the portfolio managers, which may familiarize you with how the fund's managers select companies.

Although this report covers approximately a five-week time frame, the fund's performance was highly positive. Please note, however that when it comes to performance, any equity fund that invests in a particular sector is subject to greater volatility than a broad equity fund that invests in a wide range of sectors. Please remember that the true measure of this fund's performance is clearly in years rather than months. There will be periods of fluctuation, both with negative and positive returns.

Individual share class total return performance for the period from September 21, 1999, the fund's inception date, through October 31, 1999, follows. 1

                  TOTAL RETURN NET ASSET VALUE INCREASE             Class A
Shares 24.20% $10.00 to $12.42 = 24% Class B Shares 24.20% $10.00 to $12.42 =
24% Class C Shares 24.20% $10.00 to $12.42 = 24%

We plan to keep you up-to-date as to the details of your investment. You may add to your investment account at any time and thus increase the number of shares you own for future growth potential. We recommend that you add to your account on a regular basis to take advantage of price fluctuations and dollar-cost averaging. 2

Thank you for joining the growing number of investors who have shown their confidence in this exciting sector and in our firm by placing $56 million in Federated Communications Technology Fund.

Sincerely,

[Graphic]

Glen R. Johnson
President
December 15, 1999

1 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 17.39%, 18.70%, and 23.20%, respectively.

2 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost-averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

[Graphic]

JAMES E. GREFENSTETTE, CFA
Vice President
Federated Investment Management Company

[Graphic]

TRENT E. NEVILLS
Assistant Vice President
Federated Investment Management Company

Investment Review

THIS FUND INVESTS IN THE STOCKS OF COMMUNICATIONS TECHNOLOGY AND
COMMUNICATIONS SERVICES COMPANIES THAT ARE REVOLUTIONIZING OUR SOCIETY. WHAT DOES THAT MEAN TO INVESTORS?

We manage the fund to give investors the opportunity to participate in what may be the greatest growth opportunity that the market is likely to see as we enter the next century.

Communications and technology are the leading investment themes of this information age. Thanks to rapid and dramatic advances in technology, we are moving to a single global network-making communication possible from anyone, anywhere, to any device, at any time. Advances in infrastructure, interfaces and services are causing a dramatic drop in the cost of creating, sending and storing information while vastly increasing its availability. Specifically, as market opportunities continue to unfold, we will witness exciting introductions such as the wireless Internet, increased bandwidth to the home, and the much-talked-about "information at your fingertips."

Behind these advances-which deserve the term "revolutionary"-are companies that represent new investment opportunities on a daily basis.

WHAT TYPE OF COMPANIES DOES THE FUND INVEST IN?

The fund invests across the communications technology spectrum-unlike restrictively focused Internet funds. We narrowed the +600 companies in this universe to an investable universe of about 360, from which we target about 60-90 holdings. These companies are incorporated in a template of the following four distinct aspects of communications technology:

* INFRASTRUCTURE: Companies involved in the enabling technologies-hardware, software, semi-conductors, fiber optics, etc.-that make possible the appliances and services we see and use.

* INTERFACES: These companies are involved in appliances - telephones, personal computers, cable set-top boxes, etc. - that consumers and businesses use to access information and respond to demands.

* SERVICES: Companies involved in the services area develop and own links such as long-distance telephone carriers - that move data with unprecedented economy and speed among the various communications appliances.

* APPLICATIONS: These firms provide content - such as entertainment, information, e-commerce, voicemail, etc.

HOW HAS THE COMMUNICATIONS TECHNOLOGY SECTOR PERFORMED IN THE PAST?

The fund references the following benchmarks-the Merrill Lynch Technology 100 Index and the NASDAQ Telecommunications Index. These benchmarks are referenced because no single index combines the technology and telecommunications sectors. The performance history of each index compares very favorably with the Standard & Poor's ("S&P") 500 Index. 1




ANNUALIZED TOTAL RETURNS AS OF OCTOBER 31, 1999
                                     YEAR-TO-   ONE       THREE    FIVE     TEN
                                     DATE       YEAR      YEARS    YEARS    YEARS
Merrill Lynch Technology 100 Index   57.12%     111.77%   44.21%   37.88%   27.97%
NASDAQ Telecom-munications Index     48.14%      86.65%   53.06%   34.69%   19.29%
S&P 500 Index                        12.03%      25.68%   26.52%   26.01%   17.80%


THIS FUND IS UNDERSTANDABLY A LONG-TERM INVESTMENT, BUT HOW HAS IT PERFORMED SINCE ITS INCEPTION DATE OF SEPTEMBER 21, 1999 THROUGH OCTOBER 31, 1999?

The fund has produced a very strong total return. The total return, based on net asset value, was 24.20% for Class A, B, and C Shares. 2

1 Past performance does not guarantee future results. The Merrill Lynch 100 Technology Index is an unmanaged, equally weighted index of the 100 largest technology stocks, as defined by market capitalization and trading volume. The NASDAQ Telecommunications Index is an unmanaged capitalization- weighted index designed to measure the performance of all NASDAQ stocks in the telecommunications sector. The S&P 500 Index is an unmanaged index comprising stocks in industry, transportation, financial and public utility companies. Investments may not be made in an index.

2 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 17.39%, 18.70%, and 23.20%, respectively.

WHAT IS YOUR PROCESS FOR SELECTING AND MANAGING THE FUND'S HOLDINGS?

To ensure that we maintain adequate and responsible exposure to this exciting sector, we have developed a very interesting process for this fund.

First, we have created a template that represents a communications system and the companies that deliver those products and services. We further break that exposure down into 26 subcategories, and then treat the resulting +300 securities as our benchmark. Initially, we have heavily weighted the fund toward infrastructure and the appliances used in communicating (notably cellular telephones and wireless components). We have rounded the portfolio out with next-generation service providers offering high bandwidth data- oriented services.

Our second innovation is the degree to which we have integrated the quantitative with the fundamental. We developed our own valuation system that interfaces with the portfolio management system, resulting in a carefully balanced, risk-managed portfolio. One feature of the portfolio that we hope to demonstrate as we move forward is its inherent ability to take advantage of volatility. Communications technology is certainly a segment with a lot of volatility and to turn that into an asset is something we are very focused upon.

TURNING SPECIFICALLY TO VALUATION, HOW DO YOU DETERMINE WHAT COMPANIES OFFER THE BEST CURRENT VALUE?

We select companies that are: positioned in the industries where they want long-term exposure; selling at attractive relative and absolute valuation; and bringing positive risk/return characteristics to the portfolio. We believe that our system of decision-making can position the fund to outperform in both up and down markets.

OF COURSE, THIS SECTOR ALSO INVOLVES THE POTENTIAL FOR RISK. HOW DO YOU ATTEMPT TO MINIMIZE THE RISK LEVEL?

We strive to minimize risk through a disciplined, proprietary approach and by diversifying across the entire communications technology spectrum, both domestically and internationally.

HOW WAS THE FUND POSITIONED ACROSS THESE FOUR INDUSTRIES-INFRASTRUCTURE, INTERFACES, SERVICES, AND APPLICATIONS-AS OF OCTOBER 31, 1999?

The portfolio was allocated as follows:

[Graphic]

As we have discussed, the fund currently overweights the infrastructure industry-such as our holdings in INKTOMI, SUN MICROSYSTEMS and BROADCOM-and underweights the applications industry-such as YAHOO and AMERICA ONLINE. However, the fund is price sensitive and will always own what we believe represents the best current value.

CAN YOU GIVE SHAREHOLDERS AN EXAMPLE OF A KEY HOLDING IN EACH OF THE FOUR INDUSTRIES?

Many shareholders will immediately recognize what these names stand for.

APPLICATIONS

AMERICA ONLINE, INC. (AOL): (1.32% of net assets): In less than a decade, AOL has become part of our popular culture. More than 20 million people subscribe to this on-line giant.

INTERFACES

NOKIA CORP. (1.12% of net assets): This Finnish company that dates back to 1865 is a leading cellular telephone maker that is extending its lead into the next generation.

INFRASTRUCTURE

SUN MICROSYSTEMS, INC. (1.12% of net assets): A manufacturer of superchips, this company is one of the Internet's first and most successful visionaries.

SERVICES

SPRINT PCS CORP. (1.13% of net assets): Sprint is a wireless service provider that is using, today, the technology that will increasingly be used for high-speed wireless data in the future.

WHAT WERE THE FUND'S TOP 10 HOLDINGS AS OF OCTOBER 31, 1999?

                                PERCENTAGE OF
NAME                            NET ASSETS
RF Micro Devices, Inc.           1.93%
Maker Communications, Inc.       1.82%
Citrix Systems, Inc.             1.74%
PMC-Sierra, Inc.                 1.70%
MMC Networks, Inc.               1.54%
Vitesse Semiconductors, Corp.    1.53%
F5 Networks, Inc.                1.51%
Broadcom Corp.                   1.51%
Inktomi Corp.                    1.38%
Visual Networks, Inc.            1.37%
TOTAL                           16.03%


FINALLY, HOW DOES THIS FUND FIT INTO AN INVESTOR'S PORTFOLIO?

The potential opportunity related to communications and technology stocks is so great that most equity investors should establish a specific allocation to this sector. Many equity investors may have some communications technology exposure by owning broad-based equity funds. However, this fund offers a single-decision way to establish a well-diversified position, potentially manage risk, and make the most of opportunities that should continue to revolutionize our society into the new millennium.

Federated Communications Technology Fund - Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Communications Technology Fund (Class A Shares) (the "Fund") from September 21, 1999 (start of performance) to October 31, 1999 compared to the Merrill Lynch 100 Technology Index (ML100TI),2 NASDAQ Telecommunications Index (NASDAQTI)2 and the Lipper Science and Technology Average (LSTA).3




AVERAGE ANNUAL TOTAL RETURN 4 FOR THE PERIOD ENDED OCTOBER 31, 1999
Start of Performance (9/21/99) (Cumulative) 17.39%



[Graphic SEE APPENDIX]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The ML100TI, NASDAQTI and the LSTA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.

2 The ML100TI and NASDAQTI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. Indexes are unmanaged.

3 The LSTA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a Fund's performance.

4 Total return quoted reflects all applicable sales charges.

Federated Communications Technology Fund - Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Communications Technology Fund (Class B Shares) (the "Fund") from September 21, 1999 (start of performance) to October 31, 1999 compared to the Merrill Lynch 100 Technology Index (ML100TI),2 NASDAQ Telecommunications Index (NASDAQTI)2 and the Lipper Science and Technology Average (LSTA).3

AVERAGE ANNUAL TOTAL RETURN 4 FOR THE PERIOD ENDED OCTOBER 31, 1999
Start of Performance (9/21/99) (Cumulative) 18.70%


[Graphic - SEE APPENDIX]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects the maximum 5.50% contingent deferred sales charge on any redemption less than one year from purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The ML100TI, NASDAQTI and the LSTA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.

2 The ML100TI and NASDAQTI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. Indexes are unmanaged.

3 The LSTA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a Fund's performance.

4 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Federated Communications Technology Fund - Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Communications Technology Fund (Class C Shares) (the "Fund") from September 21, 1999 (start of performance) to October 31, 1999 compared to the Merrill Lynch 100 Technology Index (ML100TI),2 NASDAQ Telecommunications Index (NASDAQTI)2 and the Lipper Science and Technology Average (LSTA).3

AVERAGE ANNUAL TOTAL RETURN 4 FOR THE PERIOD ENDED OCTOBER 31, 1999
Start of Performance (9/21/99) (Cumulative) 23.20%


[Graphic - SEE APPENDIX]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be imposed on any redemption less than one year from purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The ML100TI, NASDAQTI and the LSTA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.

2 The ML100TI and NASDAQTI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. Indexes are unmanaged.

3 The LSTA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a Fund's performance.

4 Total return quoted reflects all applicable sales charges.

Portfolio of Investments

OCTOBER 31, 1999

SHARES                                           VALUE
               COMMON STOCKS-93.0%
               BROADCASTING (T.V., RADIO
               & CABLE)-1.9%
    13,100     Comcast Corp., Class A          $    551,837
    10,400  1  RCN Corp.                            497,900
               TOTAL                              1,049,737
               CELLULAR/WIRELESS
               TELECOMMS-4.8%
    13,500  1  AirGate PCS, Inc.                    675,000
     5,700  1  NEXTEL Communications,
               Inc., Class A                        491,269
     7,600  1  Sprint Corp. (PCS Group)             630,325
     4,700  1  Triton PCS Holdings, Inc.,
               Class A                              165,675
     7,200  1  VoiceStream Wireless Corp.           711,000
               TOTAL                              2,673,269
               COMMUNICATIONS EQUIPMENT-
               9.4%
    10,500     AudioCodes Ltd.                      635,250
    10,700  1  C-Cube Microsystems, Inc.            476,150
     7,800  1  Copper Mountain Networks,
               Inc.                                 575,250
    11,400  1  Metromedia Fiber Network,
               Inc., Class A                        376,913
     5,100     Motorola, Inc.                       496,931
     5,400     Nokia Oyj Corp., Class A,
               ADR                                  624,038
     9,600     Nortel Networks Corp.                594,600
     2,400  1  Qualcomm, Inc.                       534,600
     1,900  1  Sycamore Networks, Inc.              408,500
     8,600  1  Tellabs, Inc.                        543,950
               TOTAL                              5,266,182
               COMPUTERS (HARDWARE)-5.6%
    20,700  1  Ancor Communications, Inc.           655,931
     6,100  1  Apple Computer, Inc.                 488,762
    30,200  1  Computer Network
               Technology                           485,087
    27,100  1  MMC Networks, Inc.                   863,813
     5,900  1  Sun Microsystems, Inc.               624,294
               TOTAL                              3,117,887
SHARES                                           VALUE
               COMMON STOCKS-continued
               COMPUTERS (NETWORKING)-
               5.0%
     8,600  1  Alteon Websystems, Inc.        $     617,050
     8,800  1  Cisco Systems, Inc.                  651,200
     3,700  1  Foundry Networks, Inc.               701,150
     2,000  1  JNI Corp.                            106,875
     1,500  1  Juniper Networks, Inc.               413,438
     1,500  1  Phone.com, Inc.                      308,250
               TOTAL                              2,797,963
               COMPUTERS (PERIPHERALS)-
               2.8%
     6,000  1  EMC Corp. Mass                       438,000
     6,100  1  Lexmark Intl. Group, Class A
                                                    476,181
     8,600  1  Network Appliance, Inc.              636,400
               TOTAL                              1,550,581
               COMPUTERS
               SOFTWARE/SERVICES-29.4%
    12,300  1  Active Software, Inc.                445,106
     9,100  1  Aether Systems, Inc.                 633,019
     5,700  1  America Online, Inc.                 739,219
    15,500  1  Bluestone Software, Inc.             571,562
     8,100  1  Broadvision, Inc.                    596,362
    15,200  1  Citrix Systems, Inc.                 974,700
    18,500  1  Concentric Network Corp.             474,062
     7,000  1  Crossroads Systems, Inc.             497,875
    23,400  1  Daleen Technolgies, Inc.             687,375
     7,000  1  Exodus Communications,
               Inc.                                 602,000
     6,100  1  F5 Networks, Inc.                    846,375
    11,900  1  ITXC Corp.                           538,475
     7,600  1  Inktomi Corp.                        770,925
     3,000  1  Intertrust Technologies
               Corp.                                163,500
     5,900  1  Kana Communications, Inc.            496,338
     9,800  1  Keynote Systems, Inc.                444,675
     6,500  1  Microsoft Corp.                      601,656
    31,000  1  Novell, Inc.                         621,938
    12,900  1  PsiNet, Inc.                         464,400
     4,600  1  RealNetworks, Inc.                   504,563
     4,300  1  Redback Networks, Inc.               496,650
    12,800  1  USWeb Corp.                          496,000
SHARES                                           VALUE
               COMMON STOCKS-continued
               COMPUTERS
               SOFTWARE/SERVICES-
               CONTINUED
    15,500  1  Verio, Inc.                    $     578,344
     4,000  1  Verisign, Inc.                       494,000
     5,300  1  Veritas Software Corp.               571,738
    37,200  1  Viador, Inc.                         664,950
    18,400  1  Visual Networks, Inc.                765,900
     4,000  1  Yahoo, Inc.                          716,250
               TOTAL                             16,457,957
               ELECTRONICS -
               SEMICONDUCTORS-20.5%
     6,200  1  Applied Micro Circuits
               Corp.                                482,437
    16,100  1  Atmel Corp.                          621,862
     6,600  1  Broadcom Corp.                       843,562
     6,900  1  Conexant Systems, Inc.               644,287
    17,200  1  Cree Research, Inc.                  734,225
    16,500  1  Hi/fn, Inc.                          599,156
     3,700  1  JDS Uniphase Corp.                   617,438
    13,500  1  Kopin Corp.                          567,000
    12,100  1  LSI Logic Corp.                      643,569
    10,600     Linear Technology Corp.              741,338
    38,100  1  Maker Communications, Inc.         1,016,794
    10,100  1  PMC-Sierra, Inc.                     951,925
     6,400  1  Qlogic Corp.                         666,400
    20,900  1  RF Micro Devices, Inc.             1,078,963
    18,600  1  Vitesse Semiconductor
               Corp.                                853,275
     5,400  1  Xilinx, Inc.                         424,575
               TOTAL                             11,486,806
               EQUIPMENT
               (SEMICONDUCTORS)-0.7%
     5,400  1  ASM Lithography Holding
               NV, ADR                              392,175
               METALS MINING-0.9%
     7,000  1  Level 3 Communications,
               Inc.                                 478,625
               RETAIL (HOME SHOPPING)-
               0.5%
    20,000  1  iGo Corp.                            282,500
               SERVICES
               (ADVERTISING/MARKETING)-
               0.9%
     3,700  1  DoubleClick, Inc.                    518,000
SHARES OR
PRINCIPAL
AMOUNT                                           VALUE
               COMMON STOCKS-continued
               SERVICES (COMMERCIAL &
               CONSUMER)-2.2%
     6,900  1  Gemstar International
               Group Ltd.                      $    599,437
    21,600  1  MIPS Technologies, Inc.              623,700
               TOTAL                              1,223,137
               TELEPHONE LONG DISTANCE-
               8.4%
    13,600  1  Adelphia Business
               Solutions, Inc.                      385,900
     6,500  1  Allegiance Telecom, Inc.             448,500
    13,100  1  Covad Communications
               Group, Inc.                          628,800
     7,600  1  Internap Network Services
               Corp.                                702,050
    20,500  1  MGC Communications, Inc.             563,750
     8,900  1  NEXTLINK Communications,
               Inc.                                 532,331
    20,800  1  Northpoint Communications
               Group, Inc.                          557,700
    10,800  1  Qwest Communications
               International, Inc.                  388,800
    15,000  1  Williams Communications
               Group, Inc.                          478,125
               TOTAL                              4,685,956
               TOTAL COMMON STOCKS
               (IDENTIFIED COST
               $43,877,730)                      51,980,775
               REPURCHASE AGREEMENT-4.0%
$2,245,000     ABN AMRO, Inc., 5.34%,
               dated 10/29/1999, due
               11/1/1999 (at amortized
               cost)                              2,245,000
               TOTAL INVESTMENTS
               (IDENTIFIED COST
               $46,122,730) 2                  $ 54,225,775


1 Non-income producing security.

2 The cost of investments for federal tax purposes amounts to $46,560,219. The net unrealized appreciation of investments on a federal tax basis amounts to $7,665,556 which is comprised of $8,385,808 appreciation and $720,252 depreciation at October 31, 1999.

Note: The categories of investments are shown as a percentage of net assets ($55,929,142) at October 31, 1999.

The following acronym is used throughout this portfolio:


ADR -American Depositary Receipt



See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

OCTOBER 31, 1999

ASSETS:
Total investments in
securities, at value
(identified cost
$46,122,730 and tax cost
$46,560,219)                                    $ 54,225,775
Cash                                                  50,443
Income receivable                                      1,259
Receivable for investments
sold                                                 497,801
Receivable for shares sold                         6,078,295
Prepaid expenses                                     124,566
TOTAL ASSETS                                      60,978,139
LIABILITIES:
Payable for investments
purchased                       $ 5,013,933
Payable for shares
redeemed                              9,903
Accrued expenses                     25,161
TOTAL LIABILITIES                                  5,048,997
Net assets for 4,502,693
shares outstanding                              $ 55,929,142
NET ASSETS CONSIST OF:
Paid in capital                                 $ 47,782,369
Net unrealized
appreciation of
investments                                        8,103,045
Accumulated net realized
gain on investments                                   43,728
TOTAL NET ASSETS                                $ 55,929,142
NET ASSET VALUE, OFFERING
PRICE AND REDEMPTION
PROCEEDS PER SHARE
CLASS A SHARES:
Net Asset Value Per Share
($13,892,678 / 1,118,474
Shares Outstanding)                                   $12.42
Offering Price Per Share
(100/94.50 of $12.42) 1                               $13.14
Redemption Proceeds Per
Share                                                 $12.42
CLASS B SHARES:
Net Asset Value Per Share
($34,771,465 / 2,799,346
Shares Outstanding)                                   $12.42
Offering Price Per Share                              $12.42
Redemption Proceeds Per
Share (94.50/100 of
$12.42) 1                                             $11.74
CLASS C SHARES:
Net Asset Value Per Share
($7,264,999 / 584,873
Shares Outstanding)                                   $12.42
Offering Price Per Share                              $12.42
Redemption Proceeds Per
Share (99/100 of $12.42)                              $12.30


1 See "What Do Shares Cost?" in the prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

PERIOD ENDED OCTOBER 31, 1999 1

INVESTMENT INCOME:
Dividends                                                      $       260
Interest                                                            11,397
TOTAL INCOME                                                        11,657
EXPENSES:
Investment advisory fee                        $  24,748
Administrative personnel
and services fee                                  20,781
Custodian fees                                       635
Transfer and dividend
disbursing agent fees and
expenses                                           6,338
Directors'/Trustees' fees                            750
Auditing fees                                     10,000
Legal fees                                           500
Portfolio accounting fees                         11,331
Distribution services fee-
Class B Shares                                    14,724
Distribution services fee-
Class C Shares                                     3,911
Shareholder services fee-
Class A Shares                                     2,038
Shareholder services fee-
Class B Shares                                     4,908
Shareholder services fee-
Class C Shares                                     1,304
Share registration costs                          19,234
Printing and postage                               7,500
Miscellaneous                                         35
TOTAL EXPENSES                                   128,737
WAIVERS AND
REIMBURSEMENTS:
Waiver of investment
advisory fee                   $ (24,748)
Reimbursement of other
operating expenses               (45,612)
TOTAL WAIVERS AND
REIMBURSEMENTS                                   (70,360)
Net expenses                                                        58,377
Net operating loss                                                 (46,720)
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain on
investments                                                         90,448
Net change in unrealized
appreciation of
investments                                                      8,103,045
Net realized and
unrealized gain on
investments                                                      8,193,493
Change in net assets
resulting from operations                                      $ 8,146,773


1 For the period from September 21, 1999 (date of initial public investment) to October 31, 1999.

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets


PERIOD ENDED OCTOBER 31              1999  1
INCREASE (DECREASE) IN NET
ASSETS
OPERATIONS:
Net operating loss              $    (46,720)
Net realized gain on
investments ($527,937 as
computed for federal tax
purposes)                             90,448
Net change in unrealized
appreciation                       8,103,045
CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS          8,146,773
SHARE TRANSACTIONS:
Proceeds from sale of
shares                            51,645,713
Cost of shares redeemed           (3,863,344)
CHANGE IN NET ASSETS
RESULTING FROM SHARE
TRANSACTIONS                      47,782,369
Change in net assets              55,929,142
NET ASSETS:
Beginning of period                        -
End of period                   $ 55,929,142


1 For the period from September 21, 1999 (date of initial public investment) to October 31, 1999.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

PERIOD ENDED OCTOBER 31                                     1999  1
NET ASSET VALUE, BEGINNING OF PERIOD                     $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net operating loss                                        (0.01) 2
Net realized and unrealized gain on investments            2.43
TOTAL FROM INVESTMENT OPERATIONS                           2.42
NET ASSET VALUE, END OF PERIOD                           $12.42
TOTAL RETURN 3                                            24.20%

RATIOS TO AVERAGE NET ASSETS:
Expenses 4                                                 3.34% 5
Net operating loss 4                                      (2.99%) 5
Expenses (after waivers and reimbursements)                1.20% 5
Net operating loss (after waivers and reimbursements)     (0.85%) 5
SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                 $13,893
Portfolio turnover                                           36%


1 For the period from September 21, 1999 (date of initial public investment) to October 31, 1999.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 During the period, certain fees were voluntarily waived and reimbursed. If such voluntary waivers and reimbursements had not occurred, the ratios would have been as indicated.

5 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

PERIOD ENDED OCTOBER 31                                      1999  1
NET ASSET VALUE, BEGINNING OF PERIOD                     $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net operating loss                                        (0.02) 2
Net realized and unrealized gain on investments            2.44
TOTAL FROM INVESTMENT OPERATIONS                           2.42
NET ASSET VALUE, END OF PERIOD                           $12.42
TOTAL RETURN 3                                            24.20%

RATIOS TO AVERAGE NET ASSETS:
Expenses 4                                                 4.09% 5
Net operating loss 4                                      (3.74%) 5
Expenses (after waivers and reimbursements)                1.95% 5
Net operating loss (after waivers and reimbursements)     (1.60%) 5
SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                 $34,771
Portfolio turnover                                           36%


1 For the period from September 21, 1999 (date of initial public investment) to October 31, 1999.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 During the period, certain fees were voluntarily waived and reimbursed. If such voluntary waivers and reimbursements had not occurred, the ratios would have been as indicated.

5 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

PERIOD ENDED OCTOBER 31                                     1999  1
NET ASSET VALUE, BEGINNING OF PERIOD                    $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net operating loss                                       (0.02) 2
Net realized and unrealized gain on investments           2.44
TOTAL FROM INVESTMENT OPERATIONS                          2.42
NET ASSET VALUE, END OF PERIOD                          $12.42
TOTAL RETURN 3                                           24.20%

RATIOS TO AVERAGE NET ASSETS:
Expenses 4                                                4.09% 5
Net operating loss 4                                     (3.74%) 5
Expenses (after waivers and reimbursements)               1.95% 5
Net operating loss (after waivers and reimbursements)    (1.60%) 5
SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                 $7,265
Portfolio turnover                                          36%


1 For the period September 21, 1999 (date of initial public investment) to October 31, 1999.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 During the period, certain fees were voluntarily waived and reimbursed. If such voluntary waivers and reimbursements had not occurred, the ratios would have been as indicated.

5 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

OCTOBER 31, 1999

ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of six portfolios. The financial statements included herein are only those of Federated Communications Technology Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide capital appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing tax treatments for net operating losses. The following reclassifications have been made to the financial statements.

        INCREASE (DECREASE)
                     ACCUMULATED
UNDISTRIBUTED NET    NET REALIZED
INVESTMENT INCOME    GAIN (LOSS)
           $46,720        ($46,720)


Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

PERIOD ENDED OCTOBER 31                 1999 1
CLASS A SHARES:                  SHARES        AMOUNT
Shares sold                  1,427,902       $ 14,968,937
Shares redeemed               (309,428)        (3,100,338)
NET CHANGE RESULTING FROM
CLASS A SHARE
TRANSACTIONS                 1,118,474       $ 11,868,599

PERIOD ENDED OCTOBER 31                  1999 1
CLASS B SHARES:                 SHARES        AMOUNT
Shares sold                  2,827,718       $ 30,112,440
Shares redeemed                (28,372)          (304,825)
NET CHANGE RESULTING FROM
CLASS B SHARE
TRANSACTIONS                 2,799,346       $ 29,807,615

PERIOD ENDED OCTOBER 31                 1999 1
CLASS C SHARES:                   SHARES        AMOUNT
Shares sold                    626,101       $  6,564,336
Shares redeemed                (41,228)          (458,181)
NET CHANGE RESULTING FROM
CLASS C SHARE
TRANSACTIONS                   584,873       $  6,106,155
NET CHANGE RESULTING FROM
SHARE TRANSACTIONS           4,502,693       $ 47,782,369


1 For the period from September 21, 1999 (date of initial public investment) to October 31, 1999.

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                   PERCENTAGE OF AVERAGE
SHARE CLASS NAME   DAILY NET ASSETS OF CLASS
Class A Shares     0.25%
Class B Shares     0.75%
Class C Shares     0.75%


For the period ended October 31, 1999, Class A Shares did not incur a distribution services fee.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended October 31, 1999, were as follows:

Purchases     $ 56,813,384
Sales         $ 13,026,103


YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

Independent Auditors' Report

TO THE TRUSTEES OF FEDERATED EQUITY FUNDS AND SHAREHOLDERS OF

FEDERATED COMMUNICATIONS TECHNOLOGY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Communications Technology Fund (the "Fund") as of October 31, 1999, and the related statement of operations, statement of changes in net assets and the financial highlights for the period from September 21, 1999 (the date of initial public investment) to October 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Communications Technology Fund as of October 31, 1999, the results of its operations, the changes in its net assets and its financial highlights for the period from September 21, 1999 (the date of initial public investment) to October 31, 1999 in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, Massachusetts

December 17, 1999

Trustees

JOHN F. DONAHUE
THOMAS G. BIGLEY
JOHN T. CONROY, JR.
NICHOLAS P. CONSTANTAKIS
WILLIAM J. COPELAND
JOHN F. CUNNINGHAM
LAWRENCE D. ELLIS, M.D.
PETER E. MADDEN
CHARLES F. MANSFIELD, JR.
JOHN E. MURRAY, JR., J.D., S.J.D.
MARJORIE P. SMUTS
JOHN S. WALSH

Officers

JOHN F. DONAHUE
Chairman

GLEN R. JOHNSON
President

J. THOMAS MADDEN
Chief Investment Officer

J. CHRISTOPHER DONAHUE
Executive Vice President

EDWARD C. GONZALES
Executive Vice President

JOHN W. MCGONIGLE
Executive Vice President and Secretary

RICHARD B. FISHER
Vice President

RICHARD J. THOMAS
Treasurer

C. GRANT ANDERSON
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

 [Graphic]
 Federated
 World-Class Investment Manager

 ANNUAL REPORT
 AS OF OCTOBER 31, 1999

Federated Communications Technology Fund

Established 1999

1ST ANNUAL REPORT

 [Graphic]
 Federated
 Federated Communications Technology Fund
 Federated Investors Funds
 5800 Corporate Drive
 Pittsburgh, PA 15237-7000
 1-800-341-7400
 WWW.FEDERATEDINVESTORS.COM
 Federated Securities Corp., Distributor

Cusip 314172818
Cusip 314172792
Cusip 314172784
G02681-04 (12/99)

 [Graphic]



ANNUAL REPORT



[Graphic]

GLEN R. JOHNSON

President

Federated Growth Strategies Fund

President's Message

Dear Valued Shareholder:

Federated Growth Strategies Fund was created in 1984, and I am pleased to present its 15th Annual Report. As of October 31, 1999, the fund's total net assets of $984 million were invested in 112 common stocks of mid-cap to large-cap corporations. The fund has a median market cap of approximately $10.5 billion.

This report covers the 12-month reporting period from November 1, 1998 through October 31, 1999. It begins with an interview with the fund's portfolio manager, James E. Grefenstette, Vice President of Federated Investment Management Company. Following his discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's stock holdings, and third is the publication of the fund's financial statements.

Federated Growth Strategies Fund is managed to pursue long-term growth through a highly diversified portfolio of mid-cap and large-cap stocks selected for their strong price and earnings momentum. The fund's portfolio included common stocks and convertible securities representing 11 industry sectors with names that investors recognize immediately-America Online, American Express, Best Buy, Bristol-Myers Squibb, General Electric, Home Depot, Keebler Foods, MCI Worldcom, Procter & Gamble, Sprint, and Wal-Mart, to name a few.

During the reporting period, the stock market's upward momentum-and daily volatility-continued, led by large-cap growth stocks and Internet stocks. Thanks to both sector weightings and security selection, it was a truly outstanding year for shareholders of Federated Growth Strategies Fund. The fund's returns were far superior to the 43.90% return of the fund's peer group, the Lipper Growth Funds Average, as well as the 25.68% return of the Standard and Poor's ("S&P") 500 Index. 1

1 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account. The S&P 500 Index is an unmanaged index comprised of common stocks in industry, transportation, finance and public utility companies. Investments cannot be made in an index.

Individual share class total return performance for the 12-month reporting period follows. 2




                 TOTAL RETURN NET ASSET VALUE INCREASE             Class A
Shares 60.22% $23.53 to $37.70 = 60% Class B Shares 59.00% $22.88 to $36.38 =
59% Class C Shares 59.08% $23.02 to $36.62 = 59%


Of course, we see significant day-to-day volatility in the stock market. I strongly urge you to consider taking advantage of share price fluctuations in volatile markets by adding to your account on a regular basis. One way to add to your account is through a systematic investment program, whereby a specific amount is withdrawn from your checking account on a regular basis to purchase more fund shares. Buying shares regularly (i.e. monthly additions of the same dollar amount) automatically accumulates more shares in your account at lower prices. 3 Please contact your investment representative for more information, and please note that the fund's share price has been volatile and that may make it suitable for regular investments.

Thank you for participating in the growth and earnings opportunities of over 100 dynamic U.S. companies. As always, we welcome your comments and suggestions.

Sincerely,

[Graphic]

Glen Johnson

President

December 15, 1999

2 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 51.41%, 53.50%, and 58.08%, respectively.

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchasing during periods of low price levels.

[Graphic]

JAMES E. GREFENSTETTE, CFA

Vice President

Federated Investment Management Company

Investment Review

WHAT IS YOUR REVIEW OF THE PAST FISCAL YEAR, WHICH HAS BEEN PARTICULARLY VOLATILE FOR INVESTORS IN THE MID-CAP TO LARGE-CAP AREAS OF THE STOCK MARKET?

The first half of the fund's fiscal year was a particularly positive period for large-cap stocks. For the first half of the fund's fiscal year, which was the six-month reporting period ended April 30, 1999, the S&P 500 Index produced a return of 22.32%, while mid-cap stocks, as represented by the S&P 400 Index, returned 18.86%. 1 Although positive, stocks were very volatile in the first half of the year. As a credit crisis loomed-sparked by the troubles in the third quarter of 1998 and the collapse of Long Term Capital Management-the first six trading days of the fourth quarter of 1998 saw the S&P 500 Index decline almost 6% and the S&P 600 Small Cap Index trade off nearly 15%.1 The Federal Reserve Board (the "Fed") then lowered rates for the second time in a month. This proved to be a pivot point as the market took the lower rates, added liquidity, and rallied higher into the end of the fourth quarter of 1998. Stocks staged a narrow rally, led by growth stocks in general and technology stocks in particular. Despite malaise outside of the U.S., however, domestic consumer demand remained healthy, propelling the U.S. economy to continued growth.

1 The S&P 400 Index is an unmanaged index of 400 U.S. stocks selected to represent the market size, liquidity and industry group representation of the mid-cap market. The S&P 600 Small Cap Index consists of 600 domestic stocks that represent the small-cap stock market. These indexes are unmanaged and investments cannot be made in an index.

The second half of the fund's fiscal year began with quite a shakeup in leadership for the equity markets as the Consumer Price Index for April 1999 came in higher than expected. From that point onward, inflation fears reemerged, and investors began to focus on the continued strength of the U.S. economy as well as signs of economic stabilization and growth worldwide. Leadership within the equity markets rotated rapidly from large-cap "growth" stocks to small-cap "value" stocks. Globally, equity markets generally traded up, with the emerging markets, hit hardest in late 1997, rallying the most.

More recently, we have seen a mixture of divergent signs with regard to the status of economic health. Global economies appeared to have bottomed, and the U.S. economy has looked strong with employment at record levels. As a result, the Fed has hiked interest rates twice. Concurrently, however, inflation indexes have remained tepid, and various other economic indicators have shown some signs of weakness. Stock markets around the world, including in the U.S., moved generally lower as major central banks ended the monetary easing programs started last year. With the belief that further rate hikes would not be necessary near term, domestic equity investors returned to favoring growth stocks over cyclicals, but did not return to their fixation with only the largest capitalization stocks.

Overall, the 12-month reporting period ended October 31, 1999 was a strong period for stocks, particularly large-cap stocks. The S&P 500 Index produced a return of 25.68%, while mid-cap stocks, as represented by the S&P 400 Index, returned 21.07%.

FEDERATED GROWTH STRATEGIES FUND RECORDED EXTREMELY STRONG TOTAL RETURNS DURING THE REPORTING PERIOD. HOW DID THE FUND'S TOTAL RETURN COMPARE TO THAT OF ITS PEERS?

For the fiscal year ended October 31, 1999, the fund's Class A, B, and C Shares produced total returns of 60.22%, 59.00%, and 59.08%, respectively, based on net asset value. 2 These returns were more than double the 25.68% return of the S&P 500 Index and far above the 43.90% total return of the fund's peer group, the Lipper Growth Funds Average.3

WHAT ACCOUNTED FOR THE FUND'S HIGH RETURNS?

A combination of relative sector weightings and stock selection accounted for the fund's significant outperformance.

2 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 51.41%, 53.50%, and 58.08%, respectively.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

Strong performing overweighted sectors at different periods included technology, consumer cyclicals (mainly retail stocks) and health care (mainly biotech stocks). We also avoided some troubled sectors at various periods by underweighting pharmaceuticals within health care, consumer staples (mainly food and household products stocks), capital goods and financials.

Exceptionally strong individual holdings were primarily in the technology sector and included BROADCOM (0.98% of net assets), SUN MICROSYSTEMS (2.55% of net assets), EMC (2.62% of net assets), ECHOSTAR (2.73% of net assets), QLOGIC (0.58% of net assets), and QUALCOMM (1.83% of net assets).

WHAT WERE SOME OF THE FUND'S RECENT PORTFOLIO ADDITIONS?

Our recent purchases included the following:

ALTERA CORP. (0.32% of net assets): This company designs, manufactures, and markets programmable logic devices and associated tools. It is a good value in programmable logic devices (PLDs) with accelerating growth.

CALPINE CORP. (0.75% of net assets): This firm acquires, develops, owns, and operates power-generation facilities. Calpine is a fast-growing independent power producer with a domestic focus. The company is building gas turbine plants and has 65 turbines on order. Earnings are projected to quadruple over the next five years.

CORNING INC. (0.55% of net assets): Corning produces optical fiber, cable, and photonic components for the telecommunications industry, as well as producing communications-related industries. Strong growth in the telecommunications and Internet sectors is driving demand for their products.

ORACLE CORP. (0.92% of net assets): Oracle offers databases and relational servers, application development and decision support tools, and enterprise business applications. Oracle has a strong new product cycle that is just getting underway. Execution has improved, margins are increasing, and growth is re-accelerating.

WHAT WERE THE FUND'S TOP 10 HOLDINGS, AND WHAT WERE THE INDUSTRY WEIGHTINGS AS OF OCTOBER 31, 1999?




                                         PERCENTAGE OF
NAME                                     NET ASSETS
Echostar Communications Corp., Class A     2.7%
EMC Corp. Mass                             2.6%
Sun Microsystems, Inc.                     2.6%
Johnson & Johnson                          2.2%
Cisco Systems, Inc.                        2.1%
Microsoft Corp.                            2.1%
MCI Worldcom, Inc.                         2.0%
Qualcomm, Inc.                             1.8%
Gemstar International Group Ltd.           1.7%
America Online, Inc.                       1.7%
TOTAL                                     21.5%







                         PERCENTAGE OF    PERCENTAGE OF
SECTOR                   NET ASSETS       S&P 500 INDEX
Technology               34.0%            23.4%
Consumer Staples         13.6%            11.9%
Communication Services   10.4%             8.5%
Health Care               9.5%            10.7%
Consumer Cyclicals        8.8%             9.0%
Financials                6.8%            15.5%
Capital Goods             5.5%             8.5%
Energy                    5.3%             5.9%
Basic Materials           1.7%             3.0%
Utilities                 1.2%             2.8%
Transportation            0.8%             0.8%
Other                     2.1%             -


IT HAS BEEN AN OUTSTANDING FISCAL YEAR FOR SHAREHOLDERS OF FEDERATED GROWTH STRATEGIES FUND. AT THIS POINT IN THE ECONOMIC CYCLE, WHAT IS YOUR OUTLOOK FOR GROWTH STOCKS?

The fund's strategy is to provide shareholders with diversified exposure to growth equity securities. Growth stocks tend to do well in environments where economic growth is decelerating, and interest rates are declining. While the current domestic economy appears strong, we believe that there are several indications that growth may be poised to slow down. These factors include a decline in construction spending, moderating car sales and retail spending, and the widespread lack of pricing power at the consumer level. We believe that these factors and other conditions make a good case for slower economic growth over the next several quarters, and should provide a favorable backdrop for growth stocks.

Last Meeting of Shareholders

A Special Meeting of Shareholders of Federated Equity Funds (Trust) was held on November 5, 1999. On September 7, 1999, the record date for shareholders voting at the meeting, there were 79,491,366 total outstanding shares. The following items were considered by shareholders and the results of their voting were as follows:

AGENDA ITEM 1

Election of Trustees: 1




                                         WITHHELD
                                         AUTHORITY
                            FOR          TO VOTE
Thomas G. Bigley            48,710,653   1,327,455
Nicholas P. Constantakis    48,707,894   1,330,214
John F. Cunningham          48,714,704   1,323,404
J. Christopher Donahue      48,665,494   1,372,614
Charles F. Mansfield, Jr.   48,713,783   1,324,325
John S. Walsh               48,705,907   1,332,201


1 The following Trustees of the Trust continued their terms as Trustees of the Trust: John F. Donahue, John T. Conroy, Jr., William J. Copeland, Lawrence D. Ellis, M.D., Peter E. Madden, John E. Murray, Jr, J.D., S.J.D. and Marjorie P. Smuts.

AGENDA ITEM 2

To make changes to the Fund's fundamental investment policies:

(a) To amend the Fund's fundamental investment policy regarding diversification.




                                                                      ABSTENTIONS
                                                                      AND BROKER
FUND                                    FOR             AGAINST       NON-VOTES
Federated Aggressive Growth Fund          1,185,550        18,223         420,907
Federated Capital Appreciation Fund       6,727,977       686,959       1,352,171
Federated Growth Strategies Fund         14,180,323       325,629       3,211,302
Federated Large Cap Growth Fund           6,082,834       154,234       2,436,647
Federated Small Cap Strategies Fund       9,454,825       141,464       3,659,065


(b) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities.




                                                                     ABSTENTIONS
                                                                     AND BROKER
FUND                                    FOR             AGAINST      NON-VOTES
Federated Aggressive Growth Fund          1,165,993       35,779         422,908
Federated Capital Appreciation Fund       6,579,806      829,682       1,357,619
Federated Growth Strategies Fund         14,024,566      484,842       3,207,846
Federated Large Cap Growth Fund           5,961,263      238,186       2,474,266
Federated Small Cap Strategies Fund       9,349,533      213,072       3,692,749


(c) To amend the Fund's fundamental investment policy regarding investments in real estate.




                                                                      ABSTENTIONS
                                                                      AND BROKER
FUND                                    FOR             AGAINST       NON-VOTES
Federated Aggressive Growth Fund          1,175,105        30,541         419,034
Federated Capital Appreciation Fund       6,946,523       463,423       1,357,161
Federated Growth Strategies Fund         14,115,683       349,459       3,252,112
Federated Large Cap Growth Fund           6,017,898       200,527       2,455,290
Federated Small Cap Strategies Fund       9,392,209       195,646       3,667,499


(d) To amend the Fund's fundamental investment policy regarding investments in commodities.




                                                                     ABSTENTIONS
                                                                     AND BROKER
FUND                                    FOR             AGAINST      NON-VOTES
Federated Aggressive Growth Fund          1,169,209       37,811         417,660
Federated Growth Strategies Fund         14,034,192      510,830       3,172,232
Federated Large Cap Growth Fund           5,923,742      296,977       2,452,996
Federated Small Cap Strategies Fund       9,321,384      262,628       3,671,342


(e) To amend the Fund's fundamental investment policy regarding underwriting securities.




                                                                     ABSTENTIONS
                                                                     AND BROKER
FUND                                    FOR             AGAINST      NON-VOTES
Federated Aggressive Growth Fund          1,176,983       25,615         422,082
Federated Capital Appreciation Fund       6,935,034      473,821       1,358,252
Federated Growth Strategies Fund         14,039,862      446,742       3,230,650
Federated Large Cap Growth Fund           6,005,617      198,132       2,469,966
Federated Small Cap Strategies Fund       9,394,956      192,822       3,667,576


(f) To amend the Fund's fundamental investment policy regarding lending by the Fund.




                                                                     ABSTENTIONS
                                                                     AND BROKER
FUND                                    FOR             AGAINST      NON-VOTES
Federated Aggressive Growth Fund          1,157,719       48,737         418,224
Federated Capital Appreciation Fund       6,751,451      632,303       1,383,353
Federated Growth Strategies Fund         14,006,658      511,958       3,198,638
Federated Large Cap Growth Fund           5,950,205      258,510       2,465,000
Federated Small Cap Strategies Fund       9,322,094      255,799       3,667,461


(g) To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry.




                                                                     ABSTENTIONS
                                                                     AND BROKER
FUND                                    FOR             AGAINST      NON-VOTES
Federated Aggressive Growth Fund          1,181,313       22,969         420,398
Federated Growth Strategies Fund         14,112,938      346,045       3,258,271
Federated Large Cap Growth Fund           6,017,558      194,699       2,461,458
Federated Small Cap Strategies Fund       9,398,399      180,973       3,675,982


(h) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin.




                                                                     ABSTENTIONS
                                                                     AND BROKER
FUND                                    FOR             AGAINST      NON-VOTES
Federated Aggressive Growth Fund          1,164,210       40,601         419,869
Federated Growth Strategies Fund         13,838,738      597,953       2,280,563
Federated Large Cap Growth Fund           5,896,937      275,029       2,501,749
Federated Small Cap Strategies Fund       9,227,979      289,005       3,738,360


(i) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding pledging assets.




                                                                  ABSTENTIONS
                                                                  AND BROKER
FUND                                    FOR           AGAINST     NON-VOTES
Federated Capital Appreciation Fund     6,452,981     950,846       1,363,280
Federated Large Cap Growth Fund         5,936,846     256,888       2,479,981
Federated Small Cap Strategies Fund     9,278,674     277,707       3,698,973


AGENDA ITEM 3

To remove certain of the Fund's fundamental investment policies:

(a) To remove the Fund's fundamental investment policy regarding selling securities short.




                                                                     ABSTENTIONS
                                                                     AND BROKER
FUND                                    FOR             AGAINST      NON-VOTES
Federated Aggressive Growth Fund          1,154,766       45,338         424,576
Federated Capital Appreciation Fund       6,659,157      698,089       1,409,861
Federated Growth Strategies Fund         13,968,464      544,502       3,204,288
Federated Large Cap Growth Fund           5,927,807      284,012       2,461,896
Federated Small Cap Strategies Fund       9,305,910      253,583       3,695,861


(b) To remove the Fund's fundamental investment policy regarding investing in oil, gas and minerals.




                                                                  ABSTENTIONS
                                                                  AND BROKER
FUND                                 FOR             AGAINST      NON-VOTES
Federated Aggressive Growth Fund       1,169,721       36,916         418,043
Federated Growth Strategies Fund      13,997,610      475,650       3,243,994
Federated Large Cap Growth Fund        5,927,807      284,012       2,461,896


Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

IF YOU HAD MADE AN INITIAL INVESTMENT OF $16,000 IN THE CLASS A SHARES OF FEDERATED GROWTH STRATEGIES FUND ON 8/23/84, REINVESTED DIVIDENDS AND CAPITAL GAINS, AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $183,368 ON 10/31/99. YOU WOULD HAVE EARNED A 17.41% 1 AVERAGE ANNUAL TOTAL RETURN FOR THE INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 9/30/99, the Class A Shares' average annual 1-year, 5-year, and 10-year total returns were 44.64%, 23.36%, and 13.92%, respectively. Class B Shares' 1-year and since-inception (8/16/95) total returns were 46.41% and 22.29%, respectively. Class C Shares' 1-year and since-inception (8/16/95) total returns were 51.03% and 22.69%, respectively. 2

[Graphic] - See Appendix

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 INITIAL INVESTMENT AND SUBSEQUENT INVESTMENTS OF $1,000 EACH YEAR FOR 15 YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $67,826.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Growth Strategies Fund on 8/23/84, reinvested your dividends and capital gains and did not redeem any shares, you would have invested only $16,000 but your account would have reached a total value of $67,826 1 by 10/31/99. You would have earned an average annual total return of 16.90%.

A practical investment plan helps you pursue long-term performance from growth-oriented stocks. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

[Graphic] - See Appendix

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Hypothetical Investor Profile-Investing for a College Education

David and Joan Rice are a fictitious couple who, like many shareholders, are searching for a way to make their money grow over time.

David and Joan are planning for the college education of their children. On October 31, 1989, they invested $5,000 in the Class A Shares of Federated Growth Strategies Fund. Since then, David and Joan have made additional investments of $250 every month.

As this chart shows, over 10 years, the original $5,000 investment along with their additional monthly $250 investments totaling $35,000 has grown to $99,858. This represents a 17.59% average annual total return. 1 For the Rices, a dedicated program of monthly investments really paid off.

[Graphic] - See Appendix

1 This hypothetical scenario is provided for illustrative purposes only and does not represent the results obtained by any particular shareholder. Past performance is no guarantee of future results.

Federated Growth Strategies Fund-Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Growth Strategies Fund (Class A Shares) (the "Fund") from October 31, 1989 to October 31, 1999 compared to the Standard and Poor's 500 Index (S&P
500)2 and the Lipper Growth Fund Index (LGFI).2




AVERAGE ANNUAL TOTAL RETURNS 3 FOR THE PERIOD ENDED OCTOBER 31, 1999
1 Year                           51.41%
5 Years                          25.23%
10 Years                         15.64%
Start of Performance (8/23/84)   17.41%



[Graphic] - See Appendix

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund with no sales charge. As of August 15, 1995, the maximum sales charge was 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGFI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and the LGFI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total return quoted reflects all applicable sales charges.

Federated Growth Strategies Fund-Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Growth Strategies Fund (Class B Shares) (the "Fund") from August 16, 1995 (start of performance) to October 31, 1999 compared to the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Growth Fund Index (LGFI).2




AVERAGE ANNUAL TOTAL RETURNS 3 FOR THE PERIOD ENDED OCTOBER 31, 1999
1 Year                           53.50%
Start of Performance (8/16/95)   24.24%



[Graphic] - See Appendix

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 2.00% contingent deferred sales charge on any redemption less than five years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGFI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and LGFI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Federated Growth Strategies Fund-Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Growth Strategies Fund (Class C Shares) (the "Fund") from August 16, 1995 (start of performance) to October 31, 1999 compared to the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Growth Fund Index (LGFI).2




AVERAGE ANNUAL TOTAL RETURNS 3 FOR THE PERIOD ENDED OCTOBER 31, 1999
1 Year                           58.08%
Start of Performance (8/16/95)   24.63%



[Graphic] - See Appendix

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGFI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and the LGFI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges

Portfolio of Investments

OCTOBER 31, 1999




SHARES                                          VALUE
                 COMMON STOCKS-97.6%
                 BASIC MATERIALS-1.7%
       167,700   De Beers Cons Mines, ADR        $   4,538,381
       112,600   Ecolab, Inc.                        3,807,287
       204,000 1 Smurfit-Stone Container
                 Corp.                               4,411,500
        62,300   Weyerhaeuser Co.                    3,718,531
                 TOTAL                              16,475,699
                 CAPITAL GOODS-5.5%
        68,600   Corning, Inc.                       5,393,675
       129,900   General Dynamics Corp.              7,201,331
        71,900   General Electric Co.                9,746,944
        83,500 1 Sanmina Corp.                       7,520,219
        90,900 1 Solectron Corp.                     6,840,225
       333,800   Tyco International Ltd.            13,331,137
        60,000   United Technologies Corp.           3,630,000
                 TOTAL                              53,663,531
                 COMMUNICATION SERVICES-
                 10.4%
       277,400 1 AT&T Canada, Inc., Class B          8,946,150
       331,500 1 AT&T Corp. - Liberty Media
                 Group, Inc., Class A               13,156,406
        85,100   Alltel Corp.                        7,084,575
       108,500 1 Global Crossing Ltd.                3,756,812
        20,200 1 Internap Network Services
                 Corp.                               1,865,975
       228,226 1 MCI Worldcom, Inc.                 19,584,644
       292,800 1 McLeod, Inc., Class A              13,066,200
       111,300 1 Nextel Communications,
                 Inc., Class A                       9,592,669
        68,700   Sprint PCS Group                    5,697,806
        88,500   Telephone and Data System,
                 Inc.                               10,199,625
       100,300 1 VoiceStream Wireless Corp.          9,904,625
                 TOTAL                             102,855,487
                 CONSUMER CYCLICALS-8.8%
        56,000 1 Amazon.com, Inc.                    3,955,000
       181,500 1 BJ's Wholesale Club, Inc.           5,592,469
        82,000 1 Best Buy Co., Inc.                  4,556,125
       179,200   Circuit City Stores, Inc.           7,649,600
SHARES                                          VALUE
                 COMMON STOCKS-continued
                 CONSUMER CYCLICALS-
                 CONTINUED
        43,800 1 DoubleClick, Inc.              $    6,132,000
       197,600 1 Gemstar International
                 Group Ltd.                         17,166,500
       163,000   Home Depot, Inc.                   12,306,500
       154,200 1 MIPS Technologies, Inc.,
                 Class A                             4,452,525
       116,700   Omnicom Group, Inc.                10,269,600
        51,750 1 Rambus, Inc.                        3,499,594
       189,500   Wal-Mart Stores, Inc.              10,742,281
                 TOTAL                              86,322,194
                 CONSUMER STAPLES-13.6%
        79,400   Anheuser-Busch Cos., Inc.           5,701,912
       246,200 1 Brinker International,
                 Inc.                                5,739,537
       109,900 1 Cablevision Systems
                 Corporation, Class A                7,425,119
        75,400 1 Clear Channel
                 Communications, Inc.                6,060,275
       201,000   Comcast Corp., Class A              8,467,125
       434,800 1 Echostar Communications
                 Corp., Class A                     26,903,250
       194,800 1 Keebler Foods Co.                   6,221,425
       122,100   Kimberly-Clark Corp.                7,707,562
       109,600   Procter & Gamble Co.               11,494,300
       102,000   Quaker Oats Co.                     7,140,000
       161,000 1 RCN Corp.                           7,707,875
        62,600 1 Spanish Broadcasting
                 System, Inc., Class A               1,666,725
        77,200 1 UnitedGlobalCom, Inc.,
                 Class A                             6,716,400
       100,000 1 Univision Communications,
                 Inc., Class A                       8,506,250
       141,800   Valassis Communications,
                 Inc.                                6,097,400
       128,100 1 Viacom, Inc., Class A               5,836,556
        92,700 1 Westwood One, Inc.                  4,275,787
                 TOTAL                             133,667,498
                 ENERGY-5.3%
       128,000 1 Calpine Corp.                       7,376,000
       271,100   Diamond Offshore Drilling,
                 Inc.                                8,607,425
       400,800   ENSCO International, Inc.           7,765,500
       126,700   Halliburton Co.                     4,775,006
       334,800 1 Nabors Industries, Inc.             7,595,775
       125,500   Schlumberger Ltd.                   7,600,594
       296,900   Transocean Offshore, Inc.           8,071,969
                 TOTAL                              51,792,269
SHARES                                          VALUE
                 COMMON STOCKS-continued
                 FINANCIALS-6.8%
       154,300   Aflac, Inc.                    $    7,888,587
        54,300   American Express Co.                8,362,200
       193,800   Citigroup, Inc.                    10,489,425
        94,400   Federal Home Loan Mortgage
                 Corp.                               5,103,500
       448,030   MBNA Corp.                         12,376,829
        73,900   Morgan Stanley, Dean
                 Witter & Co.                        8,152,094
       135,600   Providian Financial Corp.          14,780,400
                 TOTAL                              67,153,035
                 HEALTH CARE-9.5%
       103,200   Allergan, Inc.                     11,081,100
       117,200 1 Biogen, Inc.                        8,687,450
       134,200   Bristol-Myers Squibb Co.           10,308,237
       119,400 1 Forest Laboratories, Inc.           5,477,475
        47,200 1 Genentech, Inc.                     6,879,400
        98,800   Guidant Corp.                       4,878,250
       206,064   Johnson & Johnson                  21,585,204
       117,500   Schering Plough Corp.               5,816,250
        50,000 1 VISX, Inc.                          3,128,125
       146,648   Warner-Lambert Co.                 11,704,343
        74,200 1 Wellpoint Health Networks,
                 Inc.                                4,303,600
                 TOTAL                              93,849,434
                 TECHNOLOGY-34.0%
        55,100 1 Alteon Websystems, Inc.             3,953,425
        63,900 1 Altera Corp.                        3,107,137
       127,500 1 America Online, Inc.               16,535,156
        75,800 1 Broadcom Corp., Class A             9,688,188
       285,000 1 Cisco Systems, Inc.                21,090,000
       162,000 1 Citrix Systems, Inc.               10,388,250
       100,400 1 Conexant Systems, Inc.              9,374,850
       108,200 1 Cree Research, Inc.                 4,618,788
       353,600 1 EMC Corp. Mass                     25,812,800
        92,200 1 Electronics for Imaging,
                 Inc.                                3,716,813
        91,800 1 Etec Systems, Inc.                  3,505,613
       103,400 1 Exodus Communications,
                 Inc.                                8,892,400
         2,500 1 Foundry Networks, Inc.                473,750
SHARES                                          VALUE
                 COMMON STOCKS-continued
                 TECHNOLOGY-CONTINUED
        42,500 1 Inktomi Corp.                  $    4,311,094
        41,000 1 JDS Uniphase Corp.                  6,841,875
        18,100 1 Juniper Networks, Inc.              4,988,813
        54,800 1 Lexmark Intl. Group, Class
                 A                                   4,277,825
        84,984   Lucent Technologies, Inc.           5,460,222
       169,700 1 MMC Networks, Inc.                  5,409,188
       437,000 1 Mastech Corp.                       7,483,625
       222,100 1 Microsoft Corp.                    20,558,131
       105,000 1 Nokia Oyj, ADR                     12,134,063
       190,600 1 Oracle Corp.                        9,065,413
        75,800 1 PMC-Sierra, Inc.                    7,144,150
       254,400 1 PSINet, Inc.                        9,158,400
        55,200 1 Qlogic Corp.                        5,747,700
        80,800 1 Qualcomm, Inc.                     17,998,200
       250,100 1 RF Micro Devices, Inc.             12,911,413
        87,000 1 Siebel Systems, Inc.                9,553,688
       237,300 1 Sun Microsystems, Inc.             25,109,306
       205,800 1 Tellabs, Inc.                      13,016,850
        40,500 1 VeriSign, Inc.                      5,001,750
        52,200 1 VerticalNet, Inc.                   2,923,200
       272,800 1 Vitesse Semiconductor
                 Corp.                              12,514,700
       152,400 1 Xilinx, Inc.                       11,982,450
                 TOTAL                             334,749,226
                 TRANSPORTATION-0.8%
       201,600   Expeditors International
                 Washington, Inc.                    7,534,800
SHARES OR
PRINCIPAL
AMOUNT                                          VALUE
                 COMMON STOCKS-continued
                 UTILITIES-1.2%
       306,200   Enron Corp.                    $   12,228,863
                 TOTAL COMMON STOCKS
                 (IDENTIFIED COST
                 $636,535,137)                     960,292,036
                 REPURCHASE AGREEMENT-2.1%
                 2
 $  20,925,000   ABN AMRO, Inc., 5.34%,
                 dated 10/29/1999, due
                 11/1/1999 (AT AMORTIZED
                 COST)                              20,925,000
                 TOTAL INVESTMENTS
                 (IDENTIFIED COST
                 $657,460,137) 3                 $ 981,217,036


1 Non-income producing security.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

3 The cost of investments for federal tax purposes amounts to $659,113,789. The net unrealized appreciation of investments on a federal tax basis amounts to $322,103,247 which is comprised of $336,301,215 appreciation and $14,197,968 depreciation at October 31, 1999.

Note: The categories of investments are shown as a percentage of net assets ($984,014,383) at October 31, 1999.

The following acronym is used throughout this portfolio:


ADR -American Depositary Receipt



See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

OCTOBER 31, 1999




ASSETS:
Total investments in
securities, at value
(identified cost
$657,460,137 and tax
cost $659,113,789)             $ 981,217,036
Income receivable                                      295,350
Receivable for investments
sold                                                15,335,233
Receivable for shares sold                           3,043,119
TOTAL ASSETS                                       999,890,738
LIABILITIES:
Payable for investments
purchased                       $ 13,741,812
Payable for shares
redeemed                           1,424,847
Payable to Bank                      301,304
Accrued expenses                     408,392
TOTAL LIABILITIES                                   15,876,355
Net assets for 26,295,968
shares outstanding                               $ 984,014,383
NET ASSETS CONSIST OF:
Paid in capital                                  $ 546,102,825
Net unrealized
appreciation of
investments 1                                      323,756,899
Accumulated net realized
gain on investments                                114,154,659
TOTAL NET ASSETS                                 $ 984,014,383
NET ASSET VALUE, OFFERING
PRICE AND REDEMPTION
PROCEEDS PER SHARE
CLASS A SHARES:
Net asset Value Per Share
($776,827,552 / 20,606,831
shares outstanding)                                     $37.70
Offering Price Per Share
(100/94.50 of $37.70) 2                                 $39.89
Redemption Proceeds Per
Share                                                   $37.70
CLASS B SHARES:
Net Asset Value Per Share
($177,090,602 / 4,867,245
shares outstanding)                                     $36.38
Offering Price Per Share                                $36.38
Redemption Proceeds Per
Share (94.50/100 of
$36.38) 2                                               $34.38
CLASS C SHARES:
Net Asset Value Per Share
($30,096,229 / 821,892
shares outstanding)                                     $36.62
Offering Price Per Share                                $36.62
Redemption Proceeds Per
Share (99.00/100 of
$36.62) 2                                               $36.25


1 Includes $2,494,749 of unrealized appreciation at July 19, 1999, related to the tax-free transfer of assets from a Common Trust Fund.

2 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED OCTOBER 31, 1999




INVESTMENT INCOME:
Dividends (net of foreign
taxes withheld of $30,313)                        $   2,713,692
Interest                                                790,619
TOTAL INCOME                                          3,504,311
EXPENSES:
Investment advisory fee        $  5,935,062
Administrative personnel
and services fee                    596,672
Custodian fees                       52,930
Transfer and dividend
disbursing agent fees and
expenses                            779,798
Directors'/Trustees' fees             9,332
Auditing fees                        17,121
Legal fees                            4,448
Portfolio accounting fees           148,524
Distribution services fee-
Class B Shares                      926,942
Distribution services fee-
Class C Shares                      147,984
Shareholder services fee-
Class A Shares                    1,620,046
Shareholder services fee-
Class B Shares                      308,980
Shareholder services fee-
Class C Shares                       49,328
Share registration costs            137,601
Printing and postage                120,490
Insurance premiums                    1,728
Miscellaneous                        24,527
TOTAL EXPENSES                   10,881,513
WAIVERS AND EXPENSE
REDUCTION:
Waiver of shareholder
services fee-Class C
Shares                               (3,946)
Fees paid indirectly from
directed broker
arrangements                        (11,193)
TOTAL WAIVER AND EXPENSE
REDUCTION                                               (15,139)
Net expenses                                         10,866,374
Net operating loss                                   (7,362,063)
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain on
investments                                         133,571,596
Net change in unrealized
appreciation of
investments                                         226,084,937
Net realized and
unrealized gain on
investments                                         359,656,533
Change in net assets
resulting from operations                         $ 352,294,470


See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets





YEAR ENDED OCTOBER 31              1999                 1998
INCREASE (DECREASE) IN NET
ASSETS
OPERATIONS:
Net operating loss               $   (7,362,063)  $    (3,851,714)
Net realized gain (loss) on
investments ($132,898,358
and ($9,726,866),
respectively, as computed
for federal tax purposes)           133,571,596       (10,057,424)
Net change in unrealized
appreciation
(depreciation) of
investments                         226,084,937           (26,112,888)
CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS           352,294,470           (40,022,026)
DISTRIBUTIONS TO
SHAREHOLDERS:
Distributions from net
realized gains
Class A Shares                                -          (103,524,864)
Class B Shares                                -            (8,434,003)
Class C Shares                                -            (1,228,553)
CHANGE IN NET ASSETS
RESULTING FROM
DISTRIBUTIONS
TO SHAREHOLDERS                               -          (113,187,420)
SHARE TRANSACTIONS:
Proceeds from sale of
shares                              867,487,600           718,975,850
Proceeds from shares
issued in connection with
the tax-free transfer of
assets from a Common Trust
Fund                                  3,284,745                     -
Net asset value of shares
issued to shareholders in
payment of
distributions declared                        -            85,299,452
Cost of shares redeemed            (840,233,139)         (605,010,967)
CHANGE IN NET ASSETS
RESULTING FROM SHARE
TRANSACTIONS                         30,539,206           199,264,335
Change in net assets                382,833,676            46,054,889
NET ASSETS:
Beginning of period                 601,180,707           555,125,818
End of period                    $  984,014,383       $   601,180,707


See Notes which are an integral part of the Financial Statements

Financial Highlights-Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




YEAR ENDED OCTOBER 31         1999 1                  1998                 1997
1996                1995
NET ASSET VALUE, BEGINNING
OF PERIOD                       $23.53               $31.54               $25.84
$26.22              $21.28
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (net
operating loss)                  (0.25) 2            (0.14) 2              (0.04)
0.04                0.24
Net realized and
unrealized gain (loss)
on investments                   14.42               (1.48)                 8.56
5.01                5.64
TOTAL FROM INVESTMENT
OPERATIONS                       14.17               (1.62)                 8.52
5.05                5.88
LESS DISTRIBUTIONS:
Distributions from net
investment income                    -                   -                 (0.00) 3
(0.04)              (0.26)
Distributions from net
realized gain
on investments                       -               (6.39)                (2.82)
(5.39)              (0.68)
TOTAL DISTRIBUTIONS                  -               (6.39)                (2.82)
(5.43)              (0.94)
NET ASSET VALUE, END OF
PERIOD                          $37.70              $23.53                $31.54
$25.84              $26.22
TOTAL RETURN 4                   60.22%              (6.12%)               36.37%
23.16%              29.03%

RATIOS TO AVERAGE NET
ASSETS:
Expenses 5                        1.24%               1.20%                 1.24%
1.28%               1.26%
Net investment income (net
operating loss) 5                (0.80%)             (0.54%)               (0.24%)
0.00%               0.89%
Expenses (after waivers)          1.24%               1.20%                 1.14%
1.13%               1.10%
Net investment income (net
operating loss)
(after waivers)                  (0.80%)             (0.54%)               (0.14%)
0.15%               1.05%
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                 $776,828            $510,552              $509,678
$307,382            $249,110
Portfolio turnover                 125%                119%                  146%
89%                 125%


1 For the year ended October 31, 1999, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

3 Amounts distributed per share do not round to $0.01.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




YEAR ENDED OCTOBER 31         1999     1            1998                1997
1996               1995   2
NET ASSET VALUE, BEGINNING
OF PERIOD                       $22.88              $31.02              $25.65
$26.23             $25.51
INCOME FROM INVESTMENT
OPERATIONS:
Net operating loss               (0.47) 3           (0.34) 3             (0.10)
(0.10)            (0.02)
Net realized and
unrealized gain (loss)
on investments                   13.97              (1.41)                8.29
4.91               0.74
TOTAL FROM INVESTMENT
OPERATIONS                       13.50              (1.75)                8.19
4.81               0.72
LESS DISTRIBUTIONS:
Distributions from net
realized gain
on investments                       -              (6.39)               (2.82)
(5.39)                 -
NET ASSET VALUE, END OF
PERIOD                          $36.38              $22.88              $31.02
$25.65             $26.23
TOTAL RETURN 4                   59.00%              (6.78%)             35.23%
22.03%              2.82 %

RATIOS TO AVERAGE NET
ASSETS:
Expenses 5                        1.99%               1.96%               1.99%              2.03%
3            2.04% 6
Net operating loss 5             (1.55%)             (1.34%)             (1.04%)
(0.79%)           (0.66%) 6
Expenses (after waivers)          1.99%               1.96%               1.99%
2.03%             2.04% 6
Net operating loss (after
waivers)                         (1.55%)             (1.34%)             (1.04%)
(0.79%)           (0.66%) 6
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                 $177,091             $77,975             $39,588
$10,858            $1,345
Portfolio turnover                 125%                119%                146%
89%              125%


1 For the year ended October 31, 1999, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Reflects operations for the period from August 16, 1995 (date of initial public investment) to October 31, 1995.

3 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.

6 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




YEAR ENDED OCTOBER 31         1999 1               1998               1997              1996
1995 2
NET ASSET VALUE, BEGINNING
OF PERIOD                      $23.02              $31.16             $25.68            $26.22
$25.51
INCOME FROM INVESTMENT
OPERATIONS:
Net operating loss              (0.47) 3           (0.34) 3            (0.20)            (0.05)
(0.02)
Net realized and
unrealized gain (loss)
on investments                  14.07               (1.41)              8.50              4.90
0.73
TOTAL FROM INVESTMENT
OPERATIONS                      13.60               (1.75)              8.30              4.85
0.71
LESS DISTRIBUTIONS:
Distributions from net
realized gain
on investments                      -               (6.39)             (2.82)
(5.39)             -
NET ASSET VALUE, END OF
PERIOD                         $36.62              $23.02             $31.16            $25.68
$26.22
TOTAL RETURN 4                  59.08%              (6.74%)           35.66%            22.12%
2.78%

RATIOS TO AVERAGE NET
ASSETS:
Expenses 5                       1.99%               1.96%             1.99%             2.04%
2.05% 6
Net operating loss 5            (1.55%)             (1.36%)           (1.00%)           (0.84%)
(0.71%) 6
Expenses (after waivers)         1.97%               1.94%             1.90%             1.92%
2.05% 6
Net operating loss (after
waivers)                        (1.53%)             (1.34%)           (0.91%)           (0.72%)
(0.71%) 6
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                 $30,096             $12,654            $5,860            $3,667
$57
Portfolio turnover                125%                119%              146%               89%
125%


1 For the year ended October 31, 1999, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Reflects operations for the period from August 16, 1995 (date of initial public investment) to October 31, 1995.

3 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.

6 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

OCTOBER 31, 1999

ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as a diversified, open-end management investment company. The Trust consists of six portfolios. The financial statements included herein are only those of Federated Growth Strategies Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is appreciation of capital.

On July 19, 1999, the Fund received a tax-free transfer of assets from a Common Trust Fund as follows:




Fund Shares Issued                             89,455
Common Trust Fund Net Assets Received     $ 3,284,745
Unrealized Appreciation 1                 $ 2,494,749


1 Unrealized appreciation is included in the Common Trust Fund net assets acquired above.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Listed equity securities are valued at the last sale price reported on a national securities exchange. U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses. The following reclassifications have been made to the financial statements.




              INCREASE (DECREASE)
UNDISTRIBUTED     ACCUMULATED
NET INVESTMENT    NET  REALIZED
INCOME            GAIN (LOSS)         PAID-IN CAPITAL
$7,362,063          $(7,363,181)      $1,118


Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:




YEAR ENDED OCTOBER 31                     1999                                1998
CLASS A SHARES:                SHARES              AMOUNT           SHARES              AMOUNT
Shares sold                    21,770,130       $  691,471,420      25,071,328       $  645,857,373
Shares issued in
connection with the tax-
free transfer of assets
from Vermont National Bank         89,455            3,284,745               -                     -
Shares issued to
shareholders in payment of
distributions declared                  -                    -        3,075,195           76,080,478
Shares redeemed               (22,951,587)        (721,971,631)     (22,609,750)        (586,682,842)
NET CHANGE RESULTING FROM
CLASS A SHARE
TRANSACTIONS                   (1,092,002)      $  (27,215,466)       5,536,773       $  135,255,009

YEAR ENDED OCTOBER 31                     1999                               1998
CLASS B SHARES:                SHARES              AMOUNT           SHARES              AMOUNT
Shares sold                     3,047,082       $   96,020,910       2,280,389       $   58,695,285
Shares issued to
shareholders in payment of
distributions declared                  -                   -          336,440            8,148,608
Shares redeemed                (1,587,720)        (49,602,318)        (485,257)         (11,921,023)
NET CHANGE RESULTING FROM
CLASS B SHARE
TRANSACTIONS                    1,459,362      $   46,418,592       2,131,572        $   54,922,870

YEAR ENDED OCTOBER 31                    1999                                  1998
CLASS C SHARES:                SHARES              AMOUNT           SHARES              AMOUNT
Shares sold                     2,396,438       $   77,500,521         589,924       $   14,423,192
Shares issued to
shareholders in payment of
distributions declared                  -                    -          43,940            1,070,366
Shares redeemed                (2,124,350)         (68,659,190)       (272,103)          (6,407,102)
NET CHANGE RESULTING FROM
CLASS C SHARE
TRANSACTIONS                      272,088       $    8,841,331         361,761       $    9,086,456
NET CHANGE RESULTING FROM
SHARE TRANSACTIONS                639,448       $   28,044,457       8,030,106       $  199,264,335


INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses, according to the following schedule annually, to compensate FSC.




                   PERCENTAGE OF AVERAGE
SHARE CLASS NAME   DAILY NET ASSETS OF CLASS
Class B Shares     0.75%
Class C Shares     0.75%


SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

EXPENSE REDUCTION

The Fund directs certain portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended October 31, 1999, the Fund's expenses were reduced by $11,193 under these arrangements.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1999, were as follows:




Purchases     $ 988,161,474
Sales         $ 970,354,803


YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

CHANGE OF INDEPENDENT AUDITORS (UNAUDITED)

On May 19, 1999, the Fund's Trustees, upon the recommendation of its Audit Committee, requested and subsequently accepted the resignation of Ernst & Young LLP ("E&Y") as the Fund's independent auditors. E&Y's reports on the Fund's financial statements for the fiscal years ended October 31, 1997 and October 31, 1998 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's fiscal years ended October 31, 1997 and October 31, 1998: (i) there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years; and (ii) there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Fund, by action of its Trustees, upon the recommendation of the Audit Committee, has engaged Deloitte & Touche LLP ("D&T") as the independent auditors to audit the Fund's financial statements for the fiscal year ended October 31, 1999. During the Fund's fiscal years ended October 31, 1997 and October 31, 1998, neither the Fund nor anyone on its behalf has consulted D&T on items which
(i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements, or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) of reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Independent Auditors' Report

TO THE TRUSTEES OF FEDERATED EQUITY FUNDS

AND THE SHAREHOLDERS OF FEDERATED GROWTH STRATEGIES FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Growth Strategies Fund (the "Fund") as of October 31, 1999, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1998, and the financial highlights for each of the four years in the period ended October 31, 1998 were audited by other auditors whose report, dated December 21, 1998, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Growth Strategies Fund as of October 31, 1999, the results of its operations, the changes in its net assets and its financial highlights for the year then ended in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, Massachusetts

December 17, 1999

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

WILLIAM J. COPELAND

JOHN F. CUNNINGHAM

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

GLEN R. JOHNSON

President

J. THOMAS MADDEN

Chief Investment Officer

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

GRANT C. ANDERSON

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]
 Federated
 World-Class Investment Manager
 ANNUAL REPORT

AS OF OCTOBER 31, 1999

Federated Growth Strategies Fund

Established 1984

15TH ANNUAL REPORT

 [Graphic]
 Federated
 Federated Growth Strategies Fund
 Federated Investors Funds
 5800 Corporate Drive
 Pittsburgh, PA 15237-7000
 1-800-341-7400
 WWW.FEDERATEDINVESTORS.COM
 Federated Securities Corp., Distributor

Cusip 314172107

Cusip 314172206

Cusip 314172305

G01228-08 (12/99)

 [Graphic]



ANNUAL REPORT

[Graphic]

GLEN R. JOHNSON
President
Federated Large Cap Growth Fund

President's Message

Dear Fellow Shareholder:

Federated Large Cap Growth Fund was created on December 29, 1998 and I am pleased to present its first Annual Report. This fund invests in approximately 100 major corporations each of which has a market capitalization of over $60 billion on average. I believe most of the fund's holdings are easily recognized by fund shareholders. The fund's stocks are selected for their capital growth potential and are very attractive securities in the current market environment. The fund's net assets totaled $265.5 million on October 31, 1999.

This report covers the 10-month period from December 29, 1998 (date of initial public investment) through October 31, 1999. It begins with an interview with the fund's portfolio manager, James E. Grefenstette, Vice President of Federated Investment Management Company. Following his discussion are two additional items of shareholder interest. First is a complete listing of the fund's highly diversified stock holdings, and second is the publication of the fund's financial statements.

This stock fund gives investors the opportunity to pursue capital appreciation and attractive after-tax total returns by owning shares of approximately 100 of the largest domestic companies in the growth stock universe-high-quality, well-established companies that have helped to power the stock market's growth in the past five to ten years. These companies are typically world-class leaders with long histories of earnings and growth- vintage firms that have stood the test of time. They employ tens of thousands of people, have large domestic presences, and are expanding their markets around the globe. Their products are known and used worldwide, and their extensive distribution networks allow them to compete successfully in many countries and in many industries. As the world continues to move toward a free market economy, we believe these companies are well positioned to benefit from growing overseas markets. At the end of the reporting period, the fund's portfolio held easily recognizable names such as America Online, American Express, Bristol-Myers Squibb, CBS, Coca-Cola, Disney, General Motors, Home Depot, Intel, Merck, Microsoft, and Xerox.

Another fund advantage, as James explains, is that Federated Large Cap Growth Fund is managed to enhance after-tax returns by reducing taxable capital gains that are the nemesis of growth-oriented investors.

During the fund's initial period of operation, the stock market's upward momentum-as well as daily volatility-continued. Large-cap growth technology stocks and Internet stocks led the performers. In this environment, the fund produced a strong total return through appreciation in the value of its holdings. Individual share class total return performance for the period from December 29, 1998 to October 31, 1999, including income distributions follows. 1

                 TOTAL RETURN INCOME NET ASSET VALUE INCREASE
Class A Shares 27.83% $0.002 $10.00 to $12.78 = 27.83% Class B Shares 27.53% -
$10.00 to $12.75 = 27.53% Class C Shares 27.53% - $10.00 to $12.75 = 27.53%

Of course, the fund is a long-term investment, and will always be subject to day-to-day volatility in the stock market. Regardless of the market's fluctuations, over time you have two easy ways to increase your opportunity to participate in the growth and earnings of high-quality U.S. corporations. First, you can reinvest your distributions automatically in additional shares to help your shares increase in number through the benefit of compounding. Second, you can "pay yourself first," by adding to your account on a regular basis through a systematic investment program. This program withdraws a specific amount from your checking account on a regular basis to purchase more fund shares. Buying shares regularly, (i.e., monthly additions of the same dollar amount) automatically accumulates more shares in your account at lower prices. 2 Please contact your investment representative for more information.

I urge you to take a few minutes and review the fund's holdings, and thank you for entrusting a portion of your wealth to Federated Large Cap Growth Fund. We welcome your comments and suggestions.


Sincerely,

[Graphic]

Glen R. Johnson
President
December 15, 1999

1 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 20.82%, 22.03% and 26.53%, respectively.

2 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchasing during periods of low price levels.

[Graphic]

JAMES E. GREFENSTETTE, CFA
Vice President
Federated Investment Management Company

Investment Review

WHAT IS YOUR REVIEW OF THE STOCK MARKET OVER THE PAST YEAR?

The fourth quarter of 1998 and the first quarter of 1999 were particularly positive periods for large-cap stocks. For the six-month period ended April 30, 1999, the Standard & Poor's ("S&P") 500 Index 1 produced a return of 22.32%. Although recording positive returns, stocks were very volatile during this time. As a credit crisis loomed-sparked by the troubles in the third quarter of 1998 and the collapse of Long Term Capital Management-the first six trading days of the fourth quarter of 1998 saw the S&P 500 Index decline almost 6% and the S&P 600 Small Cap Index1 trade off nearly 15%. The Federal Reserve Board (the "Fed") then lowered rates for the second time in a month. This proved to be a pivot point as the market took the lower rates, added liquidity, and rallied higher into the end of the fourth quarter of 1998. Stocks staged a narrow rally, led by growth stocks in general and technology stocks in particular. Despite malaise outside of the U.S., domestic consumer demand remained healthy, propelling the U.S. economy to continued growth.

1 The S&P 500 Index is an index of common stocks in industry, transportation, finance, and public utilities, denoting general market performance as monitored by Standard & Poor's. The S&P 600 Small Cap Index consists of 600 domestic stocks that represent the small cap stock market. These indexes are unmanaged and investments cannot be made in an index.

The most recent six-month period began with a shakeup in leadership for the equity markets as the Consumer Price Index for April came in higher than expected. From there, inflation fears re-emerged, and investors began to focus on the continued strength in the U.S. economy as well as signs of economic stabilization and growth worldwide. Leadership within the equity markets rotated rapidly from large-cap "growth" stocks to small-cap "value" stocks. Globally, equity markets generally traded up, with the emerging markets that were hit hardest in late 1997, rallying the most.

More recently, we have seen a mixture of divergent signs with regard to the status of economic health. Global economies appeared to have bottomed, and the U.S. economy has looked strong with employment at record levels. As a result, the Fed has hiked interest rates twice. Concurrently, however, inflation indexes have remained tepid, and various other economic indicators have shown some signs of weakness. With the belief that further rate hikes would not be necessary near-term, domestic equity investors returned to favoring growth stocks over cyclicals, but did not return to their fixation with just the largest capitalization stocks.

Overall, the 12-month period ended October 31, 1999 was a strong one for stocks-particularly large-cap stocks-as the S&P 500 Index produced a return of 25.68%.

HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

For the period from December 29, 1998 (the fund's inception date) through October 31, 1999, the fund's total returns for Class A, B, and C Shares were 27.83%, 27.53% and 27.53%, respectively, based on net asset value. 2 For the year-to-date period from January 1, 1999 through October 31, 1999, the fund's total returns for Class A, B, and C Shares were 26.04%, 25.74% and 25.74%, respectively, based on net asset value.2 The year-to-date returns were considerably higher than the 16.65% total return of the Lipper Large-Cap Growth Funds Average, and more than doubled the 12.03% return of the S&P 500 Index for the same period.3

WHILE THE FUND HAS PRODUCED STRONG TOTAL RETURNS, SHAREHOLDERS WILL BE PLEASED TO HEAR THAT THIS FUND IS ALSO MANAGED TO TRY TO REDUCE THE BURDEN OF CAPITAL GAINS. WHAT STRATEGIES ARE INVOLVED IN BRINGING THIS BENEFIT TO SHAREHOLDERS?

When possible, Federated Large Cap Growth Fund strives to maximize after-tax returns by reducing capital gains through several strategies. The first is modest portfolio turnover. We use a "buy and hold" strategy, buying securities with the intent of holding them for a long time and avoiding short-term trading. Second, we sell the highest cost shares first in order to minimize capital gains distributions. Finally, we strive to match gains with losses by using realized capital losses to offset realized capital gains.

2 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period from December 29, 1998 (the fund's inception date) through October 31, 1999, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 20.82%, 22.03% and 26.53%, respectively. Total returns for the year-to-date period from January 1, 1999 through October 31, 1999, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 19.11%, 20.24% and 24.74%, respectively.

3 Lipper figures represent the average of the total returns reported by the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

WHAT ARE SOME OF THE FUND'S RECENT PORTFOLIO ADDITIONS?

Our recent purchases included the following:

SUN MICROSYSTEMS, INC. (3.18% of net assets): Sun Microsystems sells scaleable computer systems, high-speed microprocessors, and a complete line of high-performance software for operating network computing equipment and storage products. The leader in dot-com enterprises and e-businesses, their vision is the best in the business.

WAL-MART STORES, INC. (3.55% of net assets): This household name operates discount stores and supercenters that offer merchandise such as apparel, housewares, small appliances, electronics, and hardware. Wal-Mart is a consistent market and cost leader in mass merchandising, growing domestically through initiatives in grocery and leading retailing's international expansion.

BEST BUY CO., INC. (2.39% of net assets): Best Buy retails consumer electronics, home office equipment, entertainment software, and appliances. This firm is poised to take advantage of the huge analog-to-digital product replacement cycle which includes Digital Video Disc ("DVD") technology, digital cameras and camcorders, DBS, and digital televisions.

COMCAST CORP. (2.54% of net assets): Comcast develops, manages, and operates hybrid fiber-coaxial broadband cable communications networks. Comcast will aggressively roll out numerous advanced services to both residential and business customers in the year 2000. In addition, the company will buy cable subscribers from Media One on favorable terms.

WHAT WERE THE FUND'S TOP 10 HOLDINGS AS OF OCTOBER 31, 1999, AND WHAT WERE THE INDUSTRY SECTOR WEIGHTINGS?

                                     MARKET
                                PERCENTAGE OF    CAPITALIZATION
NAME                            NET ASSETS       ($BILLIONS)
Nokia Oyj, ADR                    4.0%             $136.6
Microsoft Corp.                   3.9%             $416.6
Cisco Systems, Inc.               3.6%             $240.6
Wal-Mart Stores, Inc.             3.6%             $250.2
Home Depot, Inc.                  3.3%             $117.1
Vodafone AirTouch PLC, ADR        3.3%             $148.2
Sun Microsystems, Inc.            3.2%             $163.5
Lexmark International Group       3.2%             $ 10.0
Lucent Technologies, Inc.         2.9%             $203.3
Viacom, Inc.                      2.8%             $ 24.5
TOTAL                            33.8%

                                PERCENTAGE OF      PERCENTAGE OF
SECTOR                          NET ASSETS         S&P 500 INDEX
Technology                      44.3%              23.4%
Consumer Staples                12.0%              11.9%
Consumer Cyclicals              11.5%               9.0%
Health Care                     10.1%              10.7%
Capital Goods                    8.8%               8.5%
Communication Services           7.0%               8.5%
Financials                       4.3%              15.5%
Utilities                        0.5%               2.8%
Basic Materials                  0.2%               3.0%
Other                            1.3%                 -

1999 HAS BEEN AN EXCELLENT FIRST YEAR FOR THE FUND, HOWEVER, AS WE ENTER THE YEAR 2000, WHAT IS YOUR OUTLOOK FOR LARGE-CAP GROWTH STOCKS?

Federated Large Cap Growth Fund invests exclusively in the largest growth stocks. As large-cap stocks have done exceedingly well over the last few years, their valuations relative to smaller stocks, even given this recent quarter, are near historic highs. Nonetheless, they still represent the highest quality and most liquid way to participate in growth stocks. We expect the strong performance of growth stocks to continue for the next several quarters, and we believe the market will be disappointed with the rate of economic growth generated through the end of 1999. As this happens, investors should continue to buy stocks that are less sensitive to the strength of the economy. As a result, we continue to favor sectors that offer the potential for strong secular growth, such as technology, health care and certain consumer services.

Last Meeting of Shareholders

A Special Meeting of Shareholders of Federated Equity Funds (Trust) was held on November 5, 1999. On September 7, 1999, the record date for shareholders voting at the meeting, there were 79,491,366 total outstanding shares. The following items were considered by shareholders and the results of their voting were as follows:

AGENDA ITEM 1

Election of Trustees: 1

                                         WITHHELD
                                         AUTHORITY
                            FOR          TO VOTE
Thomas G. Bigley            48,710,653   1,327,455
Nicholas P. Constantakis    48,707,894   1,330,214
John F. Cunningham          48,714,704   1,323,404
J. Christopher Donahue      48,665,494   1,372,614
Charles F. Mansfield, Jr.   48,713,783   1,324,325
John S. Walsh               48,705,907   1,332,201

1 The following Trustees of the Trust continued their terms as Trustees of the Trust: John F. Donahue, John T. Conroy, Jr., William J. Copeland, Lawrence D. Ellis, M.D., Peter E. Madden, John E. Murray, Jr, J.D., S.J.D. and Marjorie P. Smuts.

AGENDA ITEM 2

To make changes to the Fund's fundamental investment policies:

(a) To amend the Fund's fundamental investment policy regarding diversification.

                                                                   ABSTENTIONS
                                                                   AND BROKER
FUND                                    FOR            AGAINST     NON-VOTES
Federated Aggressive Growth Fund         1,185,550      18,223         420,907
Federated Capital Appreciation Fund      6,727,977     686,959       1,352,171
Federated Growth Strategies Fund        14,180,323     325,629       3,211,302
Federated Large Cap Growth Fund          6,082,834     154,234       2,436,647
Federated Small Cap Strategies Fund      9,454,825     141,464       3,659,065

(b) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities.

                                                                   ABSTENTIONS
                                                                   AND BROKER
FUND                                    FOR            AGAINST     NON-VOTES
Federated Aggressive Growth Fund         1,165,993      35,779         422,908
Federated Capital Appreciation Fund      6,579,806     829,682       1,357,619
Federated Growth Strategies Fund        14,024,566     484,842       3,207,846
Federated Large Cap Growth Fund          5,961,263     238,186       2,474,266
Federated Small Cap Strategies Fund      9,349,533     213,072       3,692,749

(c) To amend the Fund's fundamental investment policy regarding investments in real estate.

                                                                   ABSTENTIONS
                                                                   AND BROKER
FUND                                    FOR            AGAINST     NON-VOTES
Federated Aggressive Growth Fund         1,175,105      30,541         419,034
Federated Capital Appreciation Fund      6,946,523     463,423       1,357,161
Federated Growth Strategies Fund        14,115,683     349,459       3,252,112
Federated Large Cap Growth Fund          6,017,898     200,527       2,455,290
Federated Small Cap Strategies Fund      9,392,209     195,646       3,667,499

(d) To amend the Fund's fundamental investment policy regarding investments in commodities.

                                                                   ABSTENTIONS
                                                                   AND BROKER
FUND                                    FOR            AGAINST     NON-VOTES
Federated Aggressive Growth Fund         1,169,209      37,811         417,660
Federated Growth Strategies Fund        14,034,192     510,830       3,172,232
Federated Large Cap Growth Fund          5,923,742     296,977       2,452,996
Federated Small Cap Strategies Fund      9,321,384     262,628       3,671,342

(e) To amend the Fund's fundamental investment policy regarding underwriting securities.

                                                                   ABSTENTIONS
                                                                   AND BROKER
FUND                                    FOR            AGAINST     NON-VOTES
Federated Aggressive Growth Fund         1,176,983      25,615         422,082
Federated Capital Appreciation Fund      6,935,034     473,821       1,358,252
Federated Growth Strategies Fund        14,039,862     446,742       3,230,650
Federated Large Cap Growth Fund          6,005,617     198,132       2,469,966
Federated Small Cap Strategies Fund      9,394,956     192,822       3,667,576

(f) To amend the Fund's fundamental investment policy regarding lending by the Fund.

                                                                   ABSTENTIONS
                                                                   AND BROKER
FUND                                    FOR            AGAINST     NON-VOTES
Federated Aggressive Growth Fund         1,157,719      48,737         418,224
Federated Capital Appreciation Fund      6,751,451     632,303       1,383,353
Federated Growth Strategies Fund        14,006,658     511,958       3,198,638
Federated Large Cap Growth Fund          5,950,205     258,510       2,465,000
Federated Small Cap Strategies Fund      9,322,094     255,799       3,667,461

(g) To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry.

                                                                   ABSTENTIONS
                                                                   AND BROKER
FUND                                    FOR            AGAINST     NON-VOTES
Federated Aggressive Growth Fund         1,181,313      22,969         420,398
Federated Growth Strategies Fund        14,112,938     346,045       3,258,271
Federated Large Cap Growth Fund          6,017,558     194,699       2,461,458
Federated Small Cap Strategies Fund      9,398,399     180,973       3,675,982

(h) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin.

                                                                   ABSTENTIONS
                                                                   AND BROKER
FUND                                    FOR            AGAINST     NON-VOTES
Federated Aggressive Growth Fund         1,164,210      40,601         419,869
Federated Growth Strategies Fund        13,838,738     597,953       2,280,563
Federated Large Cap Growth Fund          5,896,937     275,029       2,501,749
Federated Small Cap Strategies Fund      9,227,979     289,005       3,738,360

(i) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding pledging assets.

                                                                  ABSTENTIONS
                                                                  AND BROKER
FUND                                    FOR           AGAINST     NON-VOTES
Federated Capital Appreciation Fund     6,452,981     950,846       1,363,280
Federated Large Cap Growth Fund         5,936,846     256,888       2,479,981
Federated Small Cap Strategies Fund     9,278,674     277,707       3,698,973

AGENDA ITEM 3

To remove certain of the Fund's fundamental investment policies.

(a) To remove the Fund's fundamental investment policy regarding selling securities short.

                                                                   ABSTENTIONS
                                                                   AND BROKER
FUND                                    FOR            AGAINST     NON-VOTES
Federated Aggressive Growth Fund         1,154,766      45,338         424,576
Federated Capital Appreciation Fund      6,659,157     698,089       1,409,861
Federated Growth Strategies Fund        13,968,464     544,502       3,204,288
Federated Large Cap Growth Fund          5,927,807     284,012       2,461,896
Federated Small Cap Strategies Fund      9,305,910     253,583       3,695,861

(b) To remove the Fund's fundamental investment policy regarding investing in oil, gas and minerals.

                                                                ABSTENTIONS
                                                                AND BROKER
FUND                                 FOR            AGAINST     NON-VOTES
Federated Aggressive Growth Fund      1,169,721      36,916         418,043
Federated Growth Strategies Fund     13,997,610     475,650       3,243,994
Federated Large Cap Growth Fund       5,927,807     284,012       2,461,896

Federated Large Cap Growth Fund-Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Large Cap Growth Fund (Class A Shares) (the "Fund") from December 29, 1998 (start of performance) to October 31, 1999 compared to the S&P 500 Index (S&P 500)2 and Russell 2000 Index (RUS2).2

AVERAGE ANNUAL TOTAL RETURN 3 FOR THE PERIOD ENDED OCTOBER 31, 1999 Start of Performance (12/29/98) 20.82%

[Graphic - SEE APPENDIX]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and RUS2 have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and the RUS2 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. These indexes are unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Federated Large Cap Growth Fund-Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Large Cap Growth Fund (Class B Shares) (the "Fund") from December 29, 1998 (start of performance) to October 31, 1999 compared to the S&P 500 Index (S&P 500)2 and Russell 2000 Index (RUS2).2

AVERAGE ANNUAL TOTAL RETURN 3 FOR THE PERIOD ENDED OCTOBER 31, 1999 Start of Performance (12/29/98) 22.03%

[Graphic - SEE APPENDIX]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects the maximum 5.50% contingent deferred sales charge on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and RUS2 have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and the RUS2 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Federated Large Cap Growth Fund-Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Large Cap Growth Fund (Class C Shares) (the "Fund") from December 29, 1998 (start of performance) to October 31, 1999 compared to the S&P 500 Index (S&P 500)2 and Russell 2000 Index (RUS2).2

AVERAGE ANNUAL TOTAL RETURN 3 FOR THE PERIOD ENDED OCTOBER 31, 1999 Start of Performance (12/29/98) 26.53%

[Graphic - SEE APPENDIX]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value reflects the maximum contingent deferred sales charge of 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and RUS2 have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and RUS2 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. Theses indexes are unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

OCTOBER 31, 1999

SHARES                                                   VALUE
                 COMMON STOCKS-98.3%
                 AEROSPACE/DEFENSE-0.0%
          200    Boeing Co.                       $       9,212
                 AUTOMOBILES-0.8%
       27,600    General Motors Corp.,
                 Class H                              2,009,625
                 BEVERAGES (NON-ALCOHOLIC)-
                 0.1%
          100    Coca-Cola Co.                            5,900
        6,200    PepsiCo, Inc.                          215,063
                 TOTAL                                  220,963
                 BEVERAGES (ALCOHOLIC)-0.5%
       28,200    Seagram Co. Ltd.                     1,392,375
                 BIOTECHNOLOGY-2.8%
       33,000 1  Amgen, Inc.                          2,631,750
       65,400 1  Biogen, Inc.                         4,847,775
                 TOTAL                                7,479,525
                 BROADCASTING-6.2%
      112,000 1  AT&T Corp. - Liberty Media
                 Group, Inc., Class A                 4,445,000
       51,300    CBS Corp.                            2,504,081
       26,700 1  Clear Channel
                 Communications, Inc.                 2,146,012
      160,100    Comcast Corp., Class A               6,744,212
       12,500 1  Cox Communications, Inc.,
                 Class A                                567,969
                 TOTAL                               16,407,274
                 CELLULAR/WIRELESS
                 TELECOMMUNICATIONS-4.9%
       43,000 1  NEXTEL Communications,
                 Inc., Class A                        3,706,063
        7,900 1  Sprint PCS Group                       655,206
      181,250    Vodafone AirTouch PLC, ADR           8,688,672
                 TOTAL                               13,049,941
                 CHEMICALS (DIVERSIFIED)-
                 0.0%
          200    Monsanto Co.                             7,700
SHARES                                                   VALUE
                 COMMON STOCKS-continued
                 COMMUNICATIONS EQUIPMENT-
                 15.5%
      120,700    Lucent Technologies, Inc.       $    7,754,975
       30,100    Motorola, Inc.                       2,932,869
       91,300    Nokia Oyj, Class A, ADR             10,550,856
      116,200    Nortel Networks Corp.                7,197,138
       32,600 1  Qualcomm, Inc.                       7,261,650
       13,100    Telefonaktiebolaget LM
                 Ericsson, Class B, ADR                 560,025
       79,100 1  Tellabs, Inc.                        5,003,075
                 TOTAL                               41,260,588
                 COMPUTERS (HARDWARE)-4.2%
          200    Compaq Computer Corp.                    3,800
       36,000 1  Dell Computer Corp.                  1,444,500
          400 1  Gateway, Inc.                           26,425
       12,900    International Business
                 Machines Corp.                       1,269,038
       79,700 1  Sun Microsystems, Inc.               8,433,256
                 TOTAL                               11,177,019
                 COMPUTERS (NETWORKING)-
                 3.6%
      127,900 1  Cisco Systems, Inc.                  9,464,600
                 COMPUTERS (PERIPHERALS)-
                 5.8%
       97,500 1  EMC Corp. Mass                       7,117,500
      106,800 1  Lexmark International
                 Group, Class A                       8,337,075
                 TOTAL                               15,454,575
                 COMPUTERS
                 SOFTWARE/SERVICES-8.6%
       33,800 1  America Online, Inc.                 4,383,437
          200    Computer Associates
                 International, Inc.                     11,300
        1,600 1  Compuware Corp.                         44,500
      112,800 1  Microsoft Corp.                     10,441,050
       57,000 1  Oracle Corp.                         2,711,063
       12,900    Systeme, Anwendungen,
                 Produkte in der
                 Datevnerarbeitung, ADR                 471,656
       24,600 1  Yahoo, Inc.                          4,404,938
        2,900 1  eBay, Inc.                             391,862
                 TOTAL                               22,859,806
SHARES                                                   VALUE
                 COMMON STOCKS-continued
                 CONSUMER FINANCE-2.5%
          200    Household International,
                 Inc.                            $        8,925
       74,900    MBNA Corp.                           2,069,113
       41,100    Providian Financial Corp.            4,479,900
                 TOTAL                                6,557,938
                 DISTRIBUTORS (FOOD &
                 HEALTH)-0.3%
       20,600    Cardinal Health, Inc.                  888,375
                 ELECTRICAL EQUIPMENT-5.1%
       47,900    General Electric Co.                 6,493,444
       83,900 1  Solectron Corp.                      6,313,475
        4,100    Sony Corp., ADR                        654,975
                 TOTAL                               13,461,894
                 ELECTRONICS
                 (SEMICONDUCTORS)-4.8%
       73,500    Intel Corp.                          5,691,656
       50,600    Linear Technology Corp.              3,538,838
       40,400    Texas Instruments, Inc.              3,625,900
                 TOTAL                               12,856,394
                 ENTERTAINMENT-2.9%
        2,300    Disney (Walt) Co.                       60,662
       17,100    Fox Entertainment Group,
                 Inc., Class A                          369,787
      164,400 1  Viacom, Inc., Class B                7,356,900
                 TOTAL                                7,787,349
                 EQUIPMENT
                 (SEMICONDUCTORS)-0.5%
       16,000 1  Applied Materials, Inc.              1,437,000
                 FINANCIAL (DIVERSIFIED)-
                 0.7%
        3,500    American Express Co.                   539,000
       10,800    Associates First Capital
                 Corp., Class A                         394,200
        9,500    Citigroup, Inc.                        514,187
        4,500    Morgan Stanley, Dean
                 Witter & Co.                           496,406
                 TOTAL                                1,943,793
                 HEALTH CARE
                 (DRUGS/PHARMACEUTICALS)-
                 3.3%
        4,600    Genentech, Inc.                        670,450
       15,100    Lilly (Eli) & Co.                    1,040,013
          600    Merck & Co., Inc.                       47,738
       68,700    Pfizer, Inc.                         2,713,650
SHARES                                                   VALUE
                 COMMON STOCKS-continued
                 HEALTH CARE
                 (DRUGS/PHARMACEUTICALS)-
                 CONTINUED
       31,800    Pharmacia & Upjohn, Inc.        $    1,715,212
       43,900    Schering Plough Corp.                2,173,050
        6,400    Smithkline Beecham Corp.,
                 ADR                                    409,600
                 TOTAL                                8,769,713
                 HEALTH CARE (MEDICAL
                 PRODUCTS/SUPPLIES)-0.2%
          300 1  Boston Scientific Corp.                  6,037
       12,800    Medtronic, Inc.                        443,200
                 TOTAL                                  449,237
                 HEALTH CARE DIVERSIFIED-
                 3.8%
       25,500    American Home Products
                 Corp.                                1,332,375
       19,100    Bristol-Myers Squibb Co.             1,467,119
       55,900    Johnson & Johnson                    5,855,525
       16,800    Warner-Lambert Co.                   1,340,850
                 TOTAL                                9,995,869
                 HOUSEHOLD PRODUCTS (NON-
                 DURABLE)-1.3%
       37,800    Colgate-Palmolive Co.                2,286,900
       12,300    Procter & Gamble Co.                 1,289,963
                 TOTAL                                3,576,863
                 INSURANCE (MULTI-LINE)-
                 0.5%
       13,250    American International
                 Group, Inc.                          1,363,922
                 INVESTMENT
                 BANKING/BROKERAGE-0.6%
       39,000    Schwab (Charles) Corp.               1,518,563
                 MANUFACTURING
                 (DIVERSIFIED)-3.7%
       43,500    Corning, Inc.                        3,420,187
      157,900    Tyco International Ltd.              6,306,131
                 TOTAL                                9,726,318
                 METALS & MINING -0.2%
        6,000 1  Level 3 Communications,
                 Inc.                                   410,250
                 NATURAL GAS - DISTRIBUTOR -
                 PIPE LINE-0.5%
       32,500    Enron Corp.                          1,297,969
          200    Williams Cos., Inc. (The)                7,500
                 TOTAL                                1,305,469
SHARES                                                   VALUE
                 COMMON STOCKS-continued
                 OIL & GAS (DRILLING &
                 EQUIPMENT)-0.0%
          200    Halliburton Co.                  $       7,537
          200    Schlumberger Ltd.                       12,113
                 TOTAL                                   19,650
                 PERSONAL CARE-0.0%
        2,200    Gillette Co.                            79,612
                 PHOTOGRAPHY/IMAGING-0.0%
          200    Xerox Corp.                              5,600
                 RETAIL (BUILDING
                 SUPPLIES)- 4.7%
      115,300    Home Depot, Inc.                     8,705,150
       67,900    Lowe's Cos., Inc.                    3,734,500
                 TOTAL                               12,439,650
                 RETAIL (COMPUTERS &
                 ELECTRONICS)-2.4%
      114,400 1  Best Buy Co., Inc.                   6,356,350
                 RETAIL (HOME SHOPPING)-
                 0.2%
        7,200 1  Amazon.com, Inc.                       508,500
                 RETAIL (GENERAL
                 MERCHANDISING CHAIN)-3.5%
      166,100    Wal-Mart Stores, Inc.                9,415,794
                 RETAIL (SPECIALITY)-0.1%
       14,800 1  Staples, Inc.                          328,375
                 RETAIL SPECIALITY
                 (APPAREL)-0.5%
       36,000    Gap (The), Inc.                      1,336,500
                 RETAIL STORES (DRUG
                 STORE)-0.5%
        1,100    CVS Corp.                               47,781
       48,500    Walgreen Co.                         1,221,594
                 TOTAL                                1,269,375
                 RETAIL STORES (FOOD
                 CHAINS)-0.1%
        9,000 1  Safeway, Inc.                          317,813
                 SERVICES (COMMERCIAL &
                 CONSUMER)-0.0%
          400 1  Cendant Corp.                            6,600
                 SERVICES (DATA
                 PROCESSING)-0.2%
       10,700    Automatic Data Processing,
                 Inc.                                   515,606
                 TELEPHONE-0.2%
        8,100    SBC Communications, Inc.               412,594
SHARES OR
PRINCIPAL
AMOUNT                                                   VALUE
                 COMMON STOCKS-continued
                 TELEPHONE (LONG DISTANCE)-
                 2.0%
        9,400 1  Global Crossing Ltd.            $      325,475
       31,900 1  MCI Worldcom, Inc.                   2,737,419
       61,600 1  Qwest Communications
                 International, Inc.                  2,217,600
                 TOTAL                                5,280,494
                 TOBACCO-0.0%
          700    Philip Morris Cos., Inc.                17,631
                 TOTAL COMMON STOCKS
                 (IDENTIFIED COST
                 $230,881,593)                      261,152,294
                 REPURCHASE AGREEMENTS-1.6%
                 2
  $ 4,210,000    ABN AMRO, Inc., 5.34%,
                 dated 10/29/1999, due
                 11/1/1999 (at amortized
                 cost)                                4,210,000
                 TOTAL INVESTMENTS
                 (IDENTIFIED COST
                 $235,091,593) 3                  $ 265,362,294

1 Non-income producing security.

2 The repurchase agreement is fully collateralized by U.S. Treasury and/or agency obligations based on market prices at the date of the portfolio. The investment in the repuchase agreement is through participation in a joint account with other Federated Funds.

3 The cost of investments for federal tax purposes amounts to $235,221,003. The net unrealized appreciation of investments on a federal tax basis amounts to $30,141,291 which is comprised of $32,893,458 appreciation and $2,752,167 depreciation at October 31, 1999.

Note: The categories of investments are shown as a percentage of net assets ($265,539,968) at October 31, 1999.

The following acronym is used throughout this portfolio:

ADR -American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

OCTOBER 31, 1999

ASSETS:
Total investments in
securities, at value
(identified cost
$235,091,593 and tax
cost $235,221,003)                               $ 265,362,294
Cash                                                        91
Income receivable                                       29,303
Receivable for investments
sold                                                20,199,350
Receivable for shares sold                           5,748,602
TOTAL ASSETS                                       291,339,640
LIABILITIES:
Payable for investments
purchased                       $ 25,204,041
Payable for shares
redeemed                             351,102
Accrued expenses                     244,529
TOTAL LIABILITIES                                   25,799,672
Net assets for 20,802,862
shares outstanding                               $ 265,539,968
NET ASSETS CONSIST OF:
Paid in capital                                  $ 240,466,831
Net unrealized
appreciation of
investments 1                                       30,270,701
Accumulated net realized
loss on investments                                 (5,197,564)
TOTAL NET ASSETS                                 $ 265,539,968
NET ASSET VALUE, OFFERING
PRICE AND REDEMPTION
PROCEEDS PER SHARE:
CLASS A SHARES:
Net Asset Value Per Share
($105,337,992 / 8,241,512
shares outstanding)                                     $12.78
Offering Price Per Share
(100/94.50 of $12.78) 2                                 $13.52
Redemption Proceeds Per
Share                                                   $12.78
CLASS B SHARES:
Net Asset Value Per Share
($145,309,797 / 11,393,626
shares outstanding)                                     $12.75
Offering Price Per Share                                $12.75
Redemption Proceeds Per
Share (94.50/100 of
$12.75) 2                                               $12.05
CLASS C SHARES:
Net Asset Value Per Share
($14,892,179 / 1,167,724
shares outstanding)                                     $12.75
Offering Price Per Share                                $12.75
Redemption Proceeds Per
Share (99.00/100 of
$12.75) 2                                                 $12.62

1 Includes $941,973 of unrealized appreciation at July 19, 1999, related to the tax-free transfer of assets from Vermont National Bank, a Common Trust Fund.

2 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

PERIOD ENDED OCTOBER 31, 1999 1

INVESTMENT INCOME:
Dividends (net of foreign
taxes withheld of $3,036)                        $    205,392
Interest                                              119,523
TOTAL INCOME                                          324,915
EXPENSES:
Investment advisory fee        $   640,616
Administrative personnel
and services fee                   158,333
Custodian fees                      12,414
Transfer and dividend
disbursing agent fees and
expenses                           150,359
Directors'/Trustees' fees            3,125
Auditing fees                       16,383
Legal fees                           6,335
Portfolio accounting fees           61,163
Distribution services fee-
Class B Shares                     350,001
Distribution services fee-
Class C Shares                      31,203
Shareholder services fee-
Class A Shares                      86,471
Shareholder services fee-
Class B Shares                     116,667
Shareholder services fee-
Class C Shares                      10,401
Share registration costs            87,131
Printing and postage                15,474
Insurance premiums                   1,568
Miscellaneous                        2,606
TOTAL EXPENSES                   1,750,250
WAIVER:
Waiver of investment
advisory fee                                         (340,302)
Net expenses                                        1,409,948
Net operating loss                                 (1,085,033)
REALIZED AND UNREALIZED
GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on
investments                                        (5,197,564)
Net change in unrealized
appreciation
(depreciation) of
investments                                        29,328,728
NET REALIZED AND
UNREALIZED GAIN (LOSS) ON
INVESTMENTS                                        24,131,164
Change in net assets
resulting from operations                        $ 23,046,131

1 For the period from December 29, 1998 (date of initial public investment) to October 31, 1999.

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

PERIOD ENDED OCTOBER 31                   1999 1
INCREASE (DECREASE) IN NET
ASSETS
OPERATIONS:
Net operating loss               $  (1,085,033)
Net realized gain (loss) on
investments (($5,068,154),
as computed for federal tax
purposes)                           (5,197,164)
Net change in unrealized
appreciation/depreciation
on investments                      29,328,728
CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS           23,046,131
DISTRIBUTIONS TO
SHAREHOLDERS:
Distributions from net
investment income
Class A Shares                            (960)
Class B Shares                               -
Class C Shares                               -
CHANGE IN NET ASSETS
RESULTING FROM
DISTRIBUTIONS TO
SHAREHOLDERS                              (960)
SHARE TRANSACTIONS:
Proceeds from sale of
shares                             260,725,123
Proceeds from shares
issued in connection with
the tax-free transfer of
assets of Vermont
National Bank, a Common
Trust Fund                           2,000,500
Cost of shares redeemed            (20,230,826)
CHANGE IN NET ASSETS
RESULTING FROM SHARE
TRANSACTIONS                       242,494,797
Change in net assets               265,539,968
NET ASSETS:
Beginning of period                          -
End of period                    $ 265,539,968

1 For the period from December 29, 1998 (date of initial public investment) to October 31, 1999.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

PERIOD ENDED OCTOBER 31                                1999 1
NET ASSET VALUE, BEGINNING OF PERIOD                 $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net operating loss                                    (0.08) 2
Net realized and unrealized gain on investments        2.86
TOTAL FROM INVESTMENT OPERATIONS                       2.78
LESS DISTRIBUTIONS:
Distributions from net investment income              (0.00)3
NET ASSET VALUE, END OF PERIOD                       $12.78
TOTAL RETURN 4                                        27.83    %

RATIOS TO AVERAGE NET ASSETS:
Expenses 5                                             1.59% 6
Net operating loss 5                                  (1.21%) 6
Expenses (after waivers)                               1.20% 6
Net operating loss (after waivers)                    (0.82%) 6
SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)            $105,338
Portfolio turnover                                       36%

1 Reflects operations for the period from December 29, 1998 (date of initial public investment) to October 31, 1999.

2 Per share numbers have been calculated using the average shares method, when more appropriately represents the per share data for the period since the use of undistributed income did not accord with the results of operations.

3 Amount represents less than $0.01 per share.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.

6 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

PERIOD ENDED OCTOBER 31                                1999 1
NET ASSET VALUE, BEGINNING OF PERIOD                 $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net operating loss                                    (0.15) 2
Net realized and unrealized gain on investments        2.90
TOTAL FROM INVESTMENT OPERATIONS                       2.75
LESS DISTRIBUTIONS:
Distributions from net investment income                  -
NET ASSET VALUE, END OF PERIOD                       $12.75
TOTAL RETURN 3                                        27.53%

RATIOS TO AVERAGE NET ASSETS:
Expenses 4                                             2.34% 5
Net operating loss 4                                  (1.96%) 5
Expenses (after waivers)                               1.95% 5
Net operating loss (after waivers)                    (1.57%) 5
SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)            $145,310
Portfolio turnover                                       36%

1 Reflects operations for the period from December 29, 1998 (date of initial public investment) to October 31, 1999.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.

5 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

PERIOD ENDED OCTOBER 31                               1999 1
NET ASSET VALUE, BEGINNING OF PERIOD                $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net operating loss                                   (0.15) 2
Net realized and unrealized gain on investments       2.90
TOTAL FROM INVESTMENT OPERATIONS                      2.75
LESS DISTRIBUTIONS:
Distributions from net investment income                 -
NET ASSET VALUE, END OF PERIOD                      $12.75
TOTAL RETURN 3                                       27.53    %

RATIOS TO AVERAGE NET ASSETS:
Expenses 4                                            2.34% 5
Net operating loss 4                                 (1.96%) 5
Expenses (after waivers)                              1.95% 5
Net operating loss (after waivers)                   (1.57%) 5
SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)            $14,892
Portfolio turnover                                      36%

1 Reflects operations for the period from December 29, 1998 (date of initial public investment) to October 31, 1999.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.

5 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

OCTOBER 31, 1999

ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as a diversified, open-end, management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated Large Cap Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is appreciation of capital.

On July 19, 1999, the Fund received a tax-free transfer of assets from Vermont National Bank, a Common Trust Fund as follows:

Fund Shares Issued                            159,784
Common Trust Fund Net Assets Received   $   2,000,500
Unrealized Appreciation 1               $     941,973

1 Unrealized appreciation is included in the Common Trust Fund net assets acquired above.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Listed equity securities are valued at the last sale price reported on a national securities exchange. U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses. The following reclassifications have been made to the financial statements.

INCREASE (DECREASE)
ACCUMULATED
DISTRIBUTIONS
IN EXCESS OF NET
INVESTMENT INCOME    PAID IN CAPITAL
$1,085,993           ($1,085,993)

Net investment income, realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At October 31, 1999, the Fund, for federal tax purposes, had a capital loss carryforward of $5,068,154 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2007.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

PERIOD ENDED OCTOBER 31                  1999 1
CLASS A SHARES:                SHARES             AMOUNT
Shares sold                   8,912,362       $ 104,202,867
Shares issued in
connection with the tax-
free transfer of assets
from Vermont
National Bank, a Common
Trust Fund                      159,784           2,000,500
Shares redeemed                (830,634)         (9,305,178)
NET CHANGE RESULTING FROM
CLASS A SHARE
TRANSACTIONS                  8,241,512       $  96,898,189

PERIOD ENDED OCTOBER 31                   1999 1
CLASS B SHARES:                 SHARES             AMOUNT
Shares sold                  12,262,520       $ 142,135,740
Shares redeemed                (868,894)        (10,282,121)
NET CHANGE RESULTING FROM
CLASS B SHARE
TRANSACTIONS                 11,393,626       $ 131,853,619

PERIOD ENDED OCTOBER 31                   1999 1
CLASS C SHARES:                 SHARES             AMOUNT
Shares sold                   1,224,134       $  14,386,516
Shares redeemed                 (56,410)           (643,527)
NET CHANGE RESULTING FROM
CLASS C SHARE
TRANSACTIONS                  1,167,724       $  13,742,989
NET CHANGE RESULTING FROM
SHARE TRANSACTIONS           20,802,862      $  242,494,797

1 Reflects operations for the period from December 29, 1998 (date of initial public investment) to October 31, 1999.

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC. The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

                   PERCENTAGE OF AVERAGE
SHARE CLASS NAME   DAILY NET ASSETS OF CLASS
Class A Shares     0.25%
Class B Shares     0.75%
Class C Shares     0.75%

For the period ended October 31, 1999, Class A Shares did not incur a distribution services fee.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, FSSC serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

INTERFUND TRANSACTIONS

During the period ended October 31, 1999, the Trust engaged in purchase and sales transactions with funds that have a common investment adviser (or affiliated advisers), common Directors/Trustees, and/or common officers. These purchase and sales transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $9,075 and $1,745,388, respectively.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended October 31, 1999, were as follows:

Purchases   $   273,463,667
Sales       $    37,119,110

YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

Independent Auditors' Report

TO THE TRUSTEES OF FEDERATED EQUITY FUNDS AND THE SHAREHOLDERS OF FEDERATED LARGE CAP GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Large Cap Growth Fund (the "Fund") as of October 31, 1999, and the related statement of operations, statement of changes in net assets and the financial highlights for the period from December 29, 1998 (date of initial public investment) to October 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Large Cap Growth Fund as of October 31, 1999, the results of its operations, the changes in its net assets and its financial highlights for the period from December 29, 1998 (date of initial public investment) to October 31, 1999 in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Boston, Massachusetts
December 17, 1999

Trustees

JOHN F. DONAHUE
THOMAS G. BIGLEY
JOHN T. CONROY, JR.
NICHOLAS P. CONSTANTAKIS
WILLIAM J. COPELAND
JOHN F. CUNNINGHAM
LAWRENCE D. ELLIS, M.D.
PETER E. MADDEN
CHARLES F. MANSFIELD, JR.
JOHN E. MURRAY, JR., J.D., S.J.D.
MARJORIE P. SMUTS
JOHN S. WALSH

Officers

JOHN F. DONAHUE
Chairman

GLEN R. JOHNSON
President

J. THOMAS MADDEN
Chief Investment Officer

J. CHRISTOPHER DONAHUE
Executive Vice President

EDWARD C. GONZALES
Executive Vice President

JOHN W. MCGONIGLE
Executive Vice President and Secretary

RICHARD B. FISHER
Vice President

RICHARD J. THOMAS
Treasurer

C. GRANT ANDERSON
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

 [Graphic]
Federated
World-Class Investment Manager
ANNUAL REPORT
AS OF OCTOBER 31, 1999

Federated Large Cap Growth Fund

Established 1998

1ST ANNUAL REPORT

[Graphic]
Federated
Federated Large Cap Growth Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
WWW.FEDERATEDINVESTORS.COM
Federated Securities Corp., Distributor

Cusip 314172842
Cusip 314172834
Cusip 314172826

G02516-01 (12/99)

[Graphic]


ANNUAL REPORT

[Graphic]

GLEN R. JOHNSON

President

Federated Small Cap Strategies Fund

President's Message

Dear Valued Shareholder:

Federated Small Cap Strategies Fund was created in 1995, and I am pleased to present its fourth Annual Report. The fund's assets totaled $378.6 million as of October 31, 1999 with ownership of 152 U.S. small-cap companies across 11 economic sectors. These corporations, on average, have price-to-earnings ratios of under 20% and average earnings per share growth rates of 27%.

This report covers the 12-month reporting period from November 1, 1998 through October 31, 1999. It begins with an interview with Aash M. Shah, Vice President, who co-manages the fund with Grant K. McKay, Assistant Vice President, both of Federated Investment Management Company. Following their discussions are three additional items of shareholder interest. First is a series of graphs showing the fund's investment performance. Second is a complete listing of the fund's stock holdings in small capitalized companies, and third is the publication of the fund's financial statements.

Federated Small Cap Strategies Fund is managed to offer shareholders significant opportunities for long-term capital appreciation by investing in a highly diversified portfolio of small-cap stocks. 1 These stocks, issued by companies with a typical market capitalization within the range of the Standard and Poor's ("S&P") 600 Small Cap Index,2 offer the potential for high returns over time in exchange for a higher level of risk as compared to stocks issued by larger, well-established companies. To help reduce risk and seek opportunities in this dynamic market, the fund's portfolio is carefully selected and broadly diversified.

During the 12-month reporting period, the small-cap market rebounded while experiencing a few bumps along the way. In this environment, Federated Small Cap Strategies Fund recorded very positive total returns across all share classes. Still, the portfolio managers note that valuation levels of small- cap stocks are at 22-year lows versus large-caps, which suggests a significant buying opportunity.

1 Small-cap stocks have historically experienced greater volatility than average.

2 The S&P 600 Small Cap Index is an unmanaged, market capitalization-weighted index of stocks representing all major industries in the small-cap range of the U.S. stock market. Investments cannot be made in an index.

Individual share class total return performance for the 12-month reporting period follows. 2




                 TOTAL RETURN NET ASSET VALUE INCREASE             Class A
Shares 22.67% $15.26 to $18.72 = 22.67% Class B Shares 21.86% $14.96 to $18.23 =
21.86% Class C Shares 21.74% $14.95 to $18.20 = 21.74%


We continue to see significant day-to-day volatility across the stock market. However, regardless of the market's fluctuations, over time, you may increase your investment by reinvesting your dividends and capital gains automatically in additional fund shares.

Thank you for participating in the growth and earnings opportunities of over 150 dynamic U.S. companies. As always, we welcome your comments and suggestions.

Sincerely,

[Graphic]

Glen R. Johnson

President

December 15, 1999

2 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 15.91%, 16.36% and 20.74%, respectively.

[Graphic]

AASH M. SHAH, CFA

Vice President

Federated Investment Management Company

[Graphic]

GRANT K. MCKAY

Assistant Vice President

Federated Investment Management Company

Investment Review

THE FUND'S FISCAL YEAR WAS A VOLATILE PERIOD FOR SMALL-CAP STOCKS BUT, OVERALL, THIS SECTOR REVERSED COURSE AND TURNED IN A STRONG 12-MONTH PERFORMANCE. WHAT ARE YOUR COMMENTS?

Early in the fund's fiscal year, during the fourth quarter of 1998, the small-cap stock market rebounded significantly off the bottom of a severe bear market and experienced only slight underperformance versus large-cap stocks. As a result, for the fourth quarter of 1998 alone, the Lipper Small Cap Funds Average was up 19.10%, the S&P 600 Small Cap Index was up 17.60%, the Russell 2000 Small Cap Index was up 16.50%, while the S&P 500 Index was up 21.30%, and the Dow Jones Industrial Average was up 17.60%. 1

1 Lipper figures represent the average of the total returns reported by the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account. The S&P 600 Small Cap Index is an unmanaged, market capitalization-weighted index of stocks representing all major industries in the small-cap range of the U.S. stock market. The Russell 2000 Small Cap Index is a broadly diversified, unmanaged index consisting of approximately 2,000 small capitalization common stocks that can be used to compare the total returns of funds whose portfolios are invested primarily in small capitalization common stocks. The S&P 500 Index is an unmanaged index of common stocks in industry, transportation, finance, and public utilities. The Dow Jones Industrial Average is an unmanaged index representing share prices of major industrial corporations, public utilities, and transportation companies. Investments cannot be made in an index.

We enjoyed this increase in share price briefly, however. In the first quarter of 1999, small-cap stocks experienced severe underperformance versus large-cap stocks. For example, the Lipper Small Cap Funds Average was down 6.00%, the S&P 600 Small Cap Index was down 9.20%, the Russell 2000 Small Cap Index was down 5.80%, while the S&P 500 Index was up 5.00% and the Dow Jones Industrial Average was up 7.00%.

Then, in the second quarter of 1999, small-cap stocks reversed course and significantly outperformed large-cap stocks, with the small-cap indexes doubling the 7.04% return of the S&P 500 Index. During the third quarter of 1999, the overall equity market was weak, with small-cap stocks turning in a less negative performance than the (6.24%) return of the S&P 500 Index.

Ultimately, for the 12-month period ended October 31, 1999, small-cap stocks did very well. The Lipper Small Cap Funds Average's median return was 12.51%, compared to the 12.05% return of the S&P 600 Small Cap Index, and the 14.87% return of the Russell 2000 Small Cap Index.

HOW DID FEDERATED SMALL CAP STRATEGIES FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD COMPARED TO THE LIPPER SMALL CAP FUNDS AVERAGE?

For the fiscal year ended October 31, 1999, the fund's total returns were 22.67% for Class A Shares, 21.86% for Class B Shares, and 21.74% for Class C Shares, based on net asset value. 2 These returns significantly exceeded the 12.51% median return of the Lipper Small Cap Funds Average.

WHILE THE FUND'S HOLDINGS ARE DIVERSIFIED ACROSS ALL SECTORS, ON WHAT SECTORS ARE YOU FOCUSING?

We currently have overweighted positions in the technology and energy sectors and underweighted positions in the finance, health care, and utilities sectors as compared to the S&P 600 Small Cap Index. Our objective is to remain fully invested in the best 3% of small companies that we can find across a universe of over 5,000 small companies across the U.S. We are currently maintaining our cash position below 4%, which effectively means that the fund is fully invested.

2 Performance quoted is based on net asset value, reflects past performance, and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 15.91%, 16.36% and 20.74%, respectively.

WHAT WERE SOME OF THE FUND'S RECENT PORTFOLIO ADDITIONS?

Our recent purchases included the following:

VALUEVISION INTERNATIONAL, INC. (0.79% of net assets): Valuevision is a fast-growing home shopping network in alliance with General Electric. This retailer sells a wide variety of products and services directly to consumers via a home shopping network and an Internet web site.

APPLIED MICRO CIRCUITS CORP. (0.69% of net assets): This firm designs, develops, manufactures and markets high-performance, high bandwidth silicon solutions for the world's communications infrastructure. This company has strong fundamentals in the communications semiconductor market.

PEREGRINE SYSTEMS CORP. (0.48% of net assets): This company offers business organizations an integrated suite of package infrastructure management application software. These software applications help manage the fiscal and physical aspects of organizational infrastructure. Peregrine has strong business momentum and the potential for multiple expansion from new e- procurement products.

WHAT WERE THE FUND'S TOP 10 HOLDINGS AND WHAT WERE THE SECTOR WEIGHTINGS AS OF OCTOBER 31, 1999?




                              PERCENTAGE OF
NAME                          NET ASSETS
Accrue Software, Inc.          1.2%
Cambex Corp.                   1.1%
Macromedia, Inc.               1.1%
FactSet Research Systems       1.1%
Liberate Technologies, Inc.    1.1%
Micrel, Inc.                   1.0%
Spartech Corp.                 1.0%
North Fork Bancorp, Inc.       1.0%
Comverse Technology, Inc.      1.0%
Zale Corp.                     0.9%
TOTAL                         10.5%







                         PERCENTAGE OF   PERCENTAGE OF
SECTOR                   NET ASSETS      S&P 600 INDEX
Technology               28.1%           22.1%
Consumer Cyclicals       16.3%           18.9%
Financials                9.5%           13.2%
Consumer Staples          9.1%            8.3%
Capital Goods             8.2%           12.6%
Health Care               5.3%            9.6%
Basic Materials           5.3%            4.2%
Energy                    3.5%            3.2%
Utilities                 3.4%            4.2%
Communication Services    1.9%            0.8%
Transportation            1.4%            3.3%
Other                    12.7%              -


AFTER A WELCOME YEAR OF POSITIVE PERFORMANCE, WHAT DO YOU SEE AHEAD FOR SMALL-CAP STOCKS AS WE ENTER THE YEAR 2000?

Small-cap stocks are very attractively valued going into the year 2000. Currently, the small-cap stock market trades at valuation levels relative to large-cap stocks not seen since 1977. In other words, small-cap stocks are trading at 22-year lows versus large-cap stocks. Earnings growth is expected to remain strong in the small-cap sector. These two factors should bode well for small-cap investors in the coming year.

Of course, investing in small-cap stocks involves volatility. The chart below indicates how volatile investing in small-cap stocks can be by showing the total returns produced by the Class A Shares of the fund over various time periods since inception.




                         BOOM      BUST
11/1/1995-12/29/1995     17.6%               2 months
12/29/1995-1/16/1996               (7.7%)    1/2 month
1/16/1996-5/24/1996      39.5%               4 months
5/24/1996-7/24/1996                (14.8%)   2 months
7/24/1996-1/22/1997      27.5%               6 months
1/22/1997-4/25/1997                (17.6%)   3 months
4/25/1997-10/10/1997     54.7%               6 months
10/10/1997-1/12/1998               (20.2%)   3 months
1/12/1998-4/21/1998      26.1%               3 months
4/21/1998-10/8/1998                (41.7%)   5-1/2 months
10/8/1998-1/11/1999      50.9%               3 months
1/11/1999-3/23/1999                (15.9%)   2-1/2 months
3/23/1999-7/15/1999      25.4%               4 months
7/15/1999-10/18/1999               (11.8%)   3 months
10/18/1999-10/31/1999    10.2%               13 days


Past performance is no guarantee of future results. These figures do not take into account the maximum 5.50% sales charge applicable to an initial investment in Class A Shares.

According to Ibbotson Associates, there have been significant historical periods of small-cap outperformance as well as significant periods of underperformance. After the past six years of the latter, we expect the next three to seven years will probably be a period of strong small-cap performance.

Last Meeting of Shareholders

A Special Meeting of Shareholders of Federated Equity Funds (Trust) was held on November 5, 1999. On September 7, 1999, the record date for shareholders voting at the meeting, there were 79,491,366 total outstanding shares. The following items were considered by shareholders and the results of their voting were as follows:

AGENDA ITEM 1

Election of Trustees: 1




                                         WITHHELD
                                         AUTHORITY
                            FOR          TO VOTE
Thomas G. Bigley            48,710,653   1,327,455
Nicholas P. Constantakis    48,707,894   1,330,214
John F. Cunningham          48,714,704   1,323,404
J. Christopher Donahue      48,665,494   1,372,614
Charles F. Mansfield, Jr.   48,713,783   1,324,325
John S. Walsh               48,705,907   1,332,201


1 The following Trustees of the Trust continued their terms as Trustees of the Trust: John F. Donahue, John T. Conroy, Jr., William J. Copeland, Lawrence D. Ellis, M.D., Peter E. Madden, John E. Murray, Jr, J.D., S.J.D. and Marjorie P. Smuts.

AGENDA ITEM 2

To make changes to the Fund's fundamental investment policies:

(a) To amend the Fund's fundamental investment policy regarding diversification.




                                                                     ABSTENTIONS
                                                                      AND BROKER
FUND                                            FOR      AGAINST       NON-VOTES
Federated Aggressive Growth Fund          1,185,550       18,223         420,907
Federated Capital Appreciation Fund       6,727,977      686,959       1,352,171
Federated Growth Strategies Fund         14,180,323      325,629       3,211,302
Federated Large Cap Growth Fund           6,082,834      154,234       2,436,647
Federated Small Cap Strategies Fund       9,454,825      141,464       3,659,065


(b) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities.




                                                                     ABSTENTIONS
                                                                      AND BROKER
FUND                                            FOR      AGAINST       NON-VOTES
Federated Aggressive Growth Fund          1,165,993       35,779         422,908
Federated Capital Appreciation Fund       6,579,806      829,682       1,357,619
Federated Growth Strategies Fund         14,024,566      484,842       3,207,846
Federated Large Cap Growth Fund           5,961,263      238,186       2,474,266
Federated Small Cap Strategies Fund       9,349,533      213,072       3,692,749


(c) To amend the Fund's fundamental investment policy regarding investments in real estate.




                                                                       ABSTENTIONS
                                                                        AND BROKER
FUND                                            FOR      AGAINST         NON-VOTES
Federated Aggressive Growth Fund          1,175,105        30,541          419,034
Federated Capital Appreciation Fund       6,946,523       463,423        1,357,161
Federated Growth Strategies Fund         14,115,683       349,459        3,252,112
Federated Large Cap Growth Fund           6,017,898       200,527        2,455,290
Federated Small Cap Strategies Fund       9,392,209       195,646        3,667,499


(d) To amend the Fund's fundamental investment policy regarding investments in commodities.




                                                                     ABSTENTIONS
                                                                      AND BROKER
FUND                                            FOR      AGAINST       NON-VOTES
Federated Aggressive Growth Fund          1,169,209       37,811         417,660
Federated Growth Strategies Fund         14,034,192      510,830       3,172,232
Federated Large Cap Growth Fund           5,923,742      296,977       2,452,996
Federated Small Cap Strategies Fund       9,321,384      262,628       3,671,342


(e) To amend the Fund's fundamental investment policy regarding underwriting securities.




                                                                     ABSTENTIONS
                                                                      AND BROKER
FUND                                            FOR      AGAINST       NON-VOTES
Federated Aggressive Growth Fund          1,176,983       25,615         422,082
Federated Capital Appreciation Fund       6,935,034      473,821       1,358,252
Federated Growth Strategies Fund         14,039,862      446,742       3,230,650
Federated Large Cap Growth Fund           6,005,617      198,132       2,469,966
Federated Small Cap Strategies Fund       9,394,956      192,822       3,667,576


(f) To amend the Fund's fundamental investment policy regarding lending by the Fund.




                                                                      ABSTENTIONS
                                                                       AND BROKER
FUND                                             FOR      AGAINST       NON-VOTES
Federated Aggressive Growth Fund           1,157,719       48,737         418,224
Federated Capital Appreciation Fund        6,751,451      632,303       1,383,353
Federated Growth Strategies Fund          14,006,658      511,958       3,198,638
Federated Large Cap Growth Fund            5,950,205      258,510       2,465,000
Federated Small Cap Strategies Fund        9,322,094      255,799       3,667,461


(g) To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry.




                                                                     ABSTENTIONS
                                                                      AND BROKER
FUND                                            FOR      AGAINST       NON-VOTES
Federated Aggressive Growth Fund          1,181,313       22,969         420,398
Federated Growth Strategies Fund         14,112,938      346,045       3,258,271
Federated Large Cap Growth Fund           6,017,558      194,699       2,461,458
Federated Small Cap Strategies Fund       9,398,399      180,973       3,675,982


(h) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin.




                                                                     ABSTENTIONS
                                                                      AND BROKER
FUND                                            FOR      AGAINST       NON-VOTES
Federated Aggressive Growth Fund          1,164,210       40,601         419,869
Federated Growth Strategies Fund         13,838,738      597,953       2,280,563
Federated Large Cap Growth Fund           5,896,937      275,029       2,501,749
Federated Small Cap Strategies Fund       9,227,979      289,005       3,738,360


(i) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding pledging assets.




                                                                  ABSTENTIONS
                                                                   AND BROKER
FUND                                          FOR      AGAINST      NON-VOTES
Federated Capital Appreciation Fund     6,452,981     950,846       1,363,280
Federated Large Cap Growth Fund         5,936,846     256,888       2,479,981
Federated Small Cap Strategies Fund     9,278,674     277,707       3,698,973


AGENDA ITEM 3

To remove certain of the Fund's fundamental investment policies:

(a) To remove the Fund's fundamental investment policy regarding selling securities short.




                                                                     ABSTENTIONS
                                                                      AND BROKER
FUND                                            FOR      AGAINST       NON-VOTES
Federated Aggressive Growth Fund          1,154,766       45,338         424,576
Federated Capital Appreciation Fund       6,659,157      698,089       1,409,861
Federated Growth Strategies Fund         13,968,464      544,502       3,204,288
Federated Large Cap Growth Fund           5,927,807      284,012       2,461,896
Federated Small Cap Strategies Fund       9,305,910      253,583       3,695,861


(b) To remove the Fund's fundamental investment policy regarding investing in oil, gas and minerals.




                                                                  ABSTENTIONS
                                                                   AND BROKER
FUND                                         FOR      AGAINST       NON-VOTES
Federated Aggressive Growth Fund       1,169,721       36,916         418,043
Federated Growth Strategies Fund      13,997,610      475,650       3,243,994
Federated Large Cap Growth Fund        5,927,807      284,012       2,461,896


How You May Seek to Invest for Success:

INITIAL INVESTMENT:

IF YOU MADE AN INITIAL INVESTMENT OF $4,000 IN THE CLASS A SHARES OF FEDERATED SMALL CAP STRATEGIES FUND ON 11/1/95, REINVESTED DIVIDENDS AND CAPITAL GAINS, AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $7,191 ON 10/31/99. YOU WOULD HAVE EARNED A 15.80% 1 AVERAGE ANNUAL total return for the investment life span.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 9/30/99, the Class A Shares' average annual 1-year and since inception (11/1/95) total returns were 14.79% and 14.38%, respectively. Class B Shares' average annual 1-year and since inception (11/1/95) total returns were 15.08% and 14.72%, respectively. Class C Shares' average annual 1-year and since inception (11/1/95) total returns were 19.45% and 15.18%, respectively. 2

[Graphic] - See Appendix

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge.

Hypothetical Investor Profile

David and Joan Rice are a fictitious couple who, like many shareholders, are searching for a way to make their money grow over time and receive income from their investment.

On November 1, 1995, they invested $50,000 in the Class A Shares of Federated Small Cap Strategies Fund. They held that investment for 3 years and then decided to begin taking an annual 7% withdrawal as income.

As this chart shows, even with the original $50,000 investment and annual withdrawals, their investment grew to $89,175 and they were still able to receive income totaling $5,561 over the past year. This represents a 17.44% average annual total return. 1

[Graphic] - See Appendix

1 This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance is no guarantee of future results.

Federated Small Cap Strategies Fund-Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Small Cap Strategies Fund (Class A Shares) (the "Fund") from November 1, 1995 (start of performance) to October 31, 1999 compared to the Russell 2000 Index (RUS2) and the Standard and Poor's 600 Small Cap Index (S&P 600).2




AVERAGE ANNUAL TOTAL RETURNS 3 FOR THE PERIOD ENDED OCTOBER 31, 1999
1 Year                           15.91%
Start of Performance (11/1/95)   15.80%



[Graphic] - See Appendix

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The RUS2 and the S&P 600 have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The RUS2 and the S&P 600 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires in the Fund's performance. The indexes are unmanaged.

3 Total return quoted reflects all applicable sales charges.

Federated Small Cap Strategies Fund-Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Small Cap Strategies Fund (Class B Shares) (the "Fund") from November 1, 1995 (start of performance) to October 31, 1999 compared to the Russell 2000 Index (RUS2) and the Standard and Poor's 600 Small Cap Index (S&P 600).2




AVERAGE ANNUAL TOTAL RETURNS 3 FOR THE PERIOD ENDED OCTOBER 31, 1999
1 Year                           16.36%
Start of Performance (11/1/95)   16.14%



[Graphic] - See Appendix

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 3.00% contingent deferred sales charge on any redemption less than four years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The RUS2 and the S&P 600 have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The RUS2 and the S&P 600 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total return quoted reflects all applicable sales charge and contingent deferred sales charges.

Federated Small Cap Strategies Fund-Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Small Cap Strategies Fund (Class C Shares) (the "Fund") from November 1, 1995 (start of performance) to October 31, 1999 compared to the Russell 2000 Index (RUS2) and the Standard and Poor's 600 Small Cap Index (S&P 600).2




AVERAGE ANNUAL TOTAL RETURNS 3 FOR THE PERIOD ENDED OCTOBER 31, 1999
1 Year                           20.74%
Start of Performance (11/1/95)   16.57%



[Graphic] - See Appendix

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The RUS2 and the S&P 600 have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The RUS2 and the S&P 600 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires in the Fund's performance. The indexes are unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

OCTOBER 31, 1999




SHARES                                                  VALUE
                 COMMON STOCKS-92.9%
                 BASIC MATERIALS-5.3%
       156,800   AK Steel Holding Corp.          $   2,714,600
       123,700 1 ATMI, Inc.                          3,332,169
       143,100   Cambrex Corp.                       4,328,775
        83,300   Corn Products
                 International, Inc.                 2,712,456
       214,900 1 Daisytek International Corp.        3,572,712
       284,300   RPM, Inc.                           3,393,831
                 TOTAL                              20,054,543
                 CAPITAL GOODS-8.2%
       108,900   Applied Power, Inc., Class A        3,164,906
        83,600   Aptargroup, Inc.                    2,246,750
       100,500   C&D Technologies, Inc.              3,228,562
       102,200   Carlisle Cos., Inc.                 3,398,150
       109,900 1 Ducommun, Inc.                      1,153,950
        64,000 1 Dycom Industries, Inc.              2,084,000
        75,100   Harman International
                 Industries, Inc.                    3,069,712
        85,400 1 Mueller Industries, Inc.            2,727,462
        38,100 1 Sanmina Corp.                       3,431,381
       133,900   Spartech Corp.                      3,832,887
        97,300 1 Terex Corp.                         2,572,369
                 TOTAL                              30,910,129
                 COMMUNICATION SERVICES-1.9%
        94,800 1 Adelphia Business
                 Solutions, Inc.                     2,689,950
        83,800 1 MGC Communications, Inc.            2,304,500
        32,300 1 Powertel, Inc.                      1,901,662
        12,400 1 Triton PCS, Inc.                      437,100
                 TOTAL                               7,333,212
                 CONSUMER CYCLICALS-16.3%
        88,700 1 Action Performance Cos., Inc.       1,804,491
       119,500 1 Acxiom Corp.                        1,971,750
        58,300 1 American Eagle Outfitters,
                 Inc.                                2,495,969
        98,500 1 Apollo Group, Inc., Class A         2,591,781
        15,900 1 CMG Information Services, Inc.      1,740,056
SHARES                                                  VALUE
                 COMMON STOCKS-continued
                 CONSUMER CYCLICALS-CONTINUED
       178,800   Casey's General Stores, Inc.    $   2,302,050
        30,200 1 Catalina Marketing Corp.            2,827,475
        98,300 1 DeVRY, Inc.                         2,070,444
        69,200 1 Dura Automotive Systems, Inc.       1,297,500
       126,900 1 Gentex Corp.                        2,181,094
        61,000   Hughes Supply, Inc.                 1,322,937
       139,800 1 ITT Educational Services, Inc.      2,761,050
        74,200 1 Insight Enterprises, Inc.           2,773,225
        61,800 1 JAKKS Pacific, Inc.                 2,533,800
        74,100 1 Linens 'N Things, Inc.              2,945,475
        66,300 1 O'Reilly Automotive, Inc.           2,892,337
       246,900   Pier 1 Imports, Inc.                1,465,969
        64,300 1 Profit Recovery Group
                 International, Inc.                 2,648,356
        71,500 1 Rent-A-Center, Inc.                 1,309,344
        27,700   Ryland Group, Inc.                    571,312
        66,000   Shopko Stores, Inc.                 1,654,125
        36,900 1 Stamps.com, Inc.                    2,121,750
        90,700 1 Stanley Furniture Co., Inc.         1,848,012
       104,100 1 Sylvan Learning Systems, Inc.       1,346,794
        35,000 1 Timberland Co., Class A             1,728,125
        92,500 1 Toll Brothers, Inc.                 1,618,750
        35,600   Unifirst Corp.                        436,100
        91,500 1 Valuevision International,
                 Inc., Class A                       2,990,906
       176,900   Wolverine World Wide, Inc.          1,813,225
        85,700 1 Zale Corp.                          3,588,687
                 TOTAL                              61,652,889
                 CONSUMER STAPLES-9.1%
       179,000 1 Building One Services Corp.         1,991,375
        44,500 1 Emmis Communications,
                 Corp., Class A                      3,209,562
        12,000 1 J&J Snack Foods Corp.                 231,000
       102,600 1 Jack in the Box, Inc.               2,468,812
       146,100 1 Metamor Worldwide, Inc.             2,757,637
        87,100 1 Mondavi Robert Corp., Class A       3,146,487
        57,900 1 Patterson Dental Co.                2,609,119
       121,900   Ruby Tuesday, Inc.                  2,323,719
SHARES                                                  VALUE
                 COMMON STOCKS-continued
                 CONSUMER STAPLES-CONTINUED
       123,000   Ruddick Corp.                   $   2,098,687
        24,400 1 Spanish Broadcasting
                 System, Inc.                          649,650
       157,481 1 Tetra Tech, Inc.                    2,500,011
        53,100 1 TiVo, Inc.                          2,276,662
       156,000 1 U.S. Foodservice, Inc.              2,993,250
        77,300 1 Valassis Communications, Inc.       3,323,900
        53,900 1 Whole Foods Market, Inc.            1,832,600
                 TOTAL                              34,412,471
                 ENERGY-3.5%
        79,700   Cross Timbers Oil Co.                 886,662
        62,100   Devon Energy Corp.                  2,414,137
        92,100 1 Newfield Exploration Co.            2,711,194
       127,000 1 Pride International, Inc.           1,746,250
       124,100   Santa Fe International Corp.        2,613,856
       103,100 1 Tuboscope, Inc.                     1,146,987
       173,400   Vintage Petroleum, Inc.             1,885,725
                 TOTAL                              13,404,811
                 FINANCIALS-9.5%
       131,500 1 Affiliated Managers Group           3,517,625
        95,300   Chittenden Corp.                    2,942,388
        51,900   City National Corp.                 2,011,125
       164,700   Community First
                 Bankshares, Inc.                    3,134,447
       109,189 1 Delphi Financial Group,
                 Inc., Class A                       3,494,048
       122,400   Enhance Financial Services
                 Group, Inc.                         2,233,800
       200,300 1 FirstFed Financial Corp.            3,204,800
        77,209   Heller Financial, Inc.              1,833,714
        85,000   Jefferies Group, Inc.               1,811,563
        80,000 1 Mede America Corp.                  1,780,000
       180,100   North Fork Bancorp, Inc.            3,725,819
       195,200   Republic Bancorp, Inc.              2,562,000
       103,200   Sterling Bancorp                    1,947,900
        62,700   Texas Regional Bancshares,
                 Inc., Class A                       1,751,681
                 TOTAL                              35,950,910
SHARES                                                  VALUE
                 COMMON STOCKS-continued
                 HEALTH CARE-5.3%
        62,700   Alpharma, Inc., Class A         $   2,206,256
        97,700 1 Cephalon, Inc.                      1,587,625
       104,600 1 Eclipse Surgical
                 Technologies, Inc.                    974,088
        37,000 1 Express Scripts, Inc., Class A      1,817,625
        94,500   Hooper Holmes, Inc.  2,539,688
       103,500 1 Medicis Pharmaceutical
                 Corp., Class A                      3,156,750
        25,200 1 Medimmune, Inc.                     2,822,400
        19,000 1 MiniMed, Inc.                       1,440,438
       140,000 1 Sybron International Corp.          3,333,750
                 TOTAL                              19,878,620
                 MISCELLANEOUS-0.9%
        12,500 1 Nasdaq-100 Shares                   1,643,750
        13,000   S & P 500 Depository
                 Receipt                             1,781,000
                 TOTAL                               3,424,750
                 TECHNOLOGY-28.1%
        94,000 1 AVT Corp.                           3,149,000
        81,200 1 Accrue Software, Inc.               4,364,500
        92,300 1 Advantage Learning
                 Systems, Inc.                       2,549,788
        35,700 1 Aether Systems, Inc.                2,483,381
         6,100 1 Akamai Technologies, Inc.             885,644
        33,700 1 Applied Micro Circuits Corp.        2,622,281
        43,100 1 Business Objects SA, ADR            3,103,200
       102,200 1 CSG Systems International,
                 Inc.                                3,506,738
        35,800 1 Carrier Access Corp.                1,769,863
         2,400 1 Chartered Semiconductor, ADR           79,650
        37,000 1 Clarent Corp.                       3,510,375
        63,800 1 CommScope, Inc.                     2,544,025
        85,600 1 Complete Business
                 Solutions, Inc.                     1,241,200
        32,200 1 Comverse Technology, Inc.           3,654,700
        81,300 1 Concentric Network Corp.            2,083,313
        31,300 1 Conexant Systems, Inc.              2,922,638
        52,500 1 Cree Research, Inc.                 2,241,094
        43,700 1 Etec Systems, Inc.                  1,668,794
        60,750   FactSet Research Systems            4,036,078
        34,800   Gadzoox Networks, Inc.              1,657,350
SHARES                                                  VALUE
                 COMMON STOCKS-continued
                 TECHNOLOGY-CONTINUED
        17,700 1 Intertrust Technologies Corp.   $     964,650
         7,700 1 Interwoven, Inc.                      603,488
        19,000 1 JNI Corp.                           1,015,313
        35,600 1 Keynote Systems, Inc.               1,615,350
        56,500 1 Legato Systems, Inc.                3,036,875
        59,000 1 Liberate Technologies, Inc.         4,019,375
        65,500 1 Macromedia, Inc.                    4,220,656
       172,300 1 Mastech Corp.                       2,950,638
        67,000 1 Medquist, Inc.                      2,144,000
        73,000 1 Micrel, Inc.                        3,969,375
        38,300 1 Orbotech Ltd.                       2,992,188
        60,000 1 Packeteer, Inc.                     2,040,000
        56,800 1 Paradyne Networks, Inc.             1,725,300
        41,000 1 Peregrine Systems, Inc.             1,798,875
        14,100 1 Phone.com, Inc.                     2,897,550
       100,000 1 Photon Dynamics, Inc.               3,025,000
        30,000 1 Qlogic Corp.                        3,123,750
         6,300 1 QuickLogic Corp.                      115,763
        73,100 1 Semtech Corp.                       2,800,644
        25,500 1 Software.com, Inc.                  1,716,469
         4,800 1 Sycamore Networks, Inc.             1,032,000
        70,700 1 Tibco Software, Inc.                2,757,300
        91,000 1 Varian Semiconductor
                 Equipment Associates, Inc.          2,058,875
        76,000 1 Vitesse Semiconductor Corp.         3,486,500
         6,700 1 Vixel Corp.                           214,400
                 TOTAL                             106,397,946
                 TRANSPORTATION-1.4%
        64,800   Airborne Freight Corp.              1,393,200
        79,800 1 Pierce Leahy Corp.                  2,349,113
         5,000   USFreightways Corp.                   226,563
        93,425   Werner Enterprises, Inc.            1,488,961
                 TOTAL                               5,457,837
                 UTILITIES-3.4%
        55,200 1 Calpine Corp.                       3,180,900
        49,200   Central Hudson Gas &
                 Electric Corp.                      1,841,925
SHARES OR
PRINCIPAL
AMOUNT                                                  VALUE
                 COMMON STOCKS-continued
                 UTILITIES-CONTINUED
        67,200   New Jersey Resources Corp.      $   2,734,200
        75,300   Piedmont Natural Gas, Inc.          2,409,600
        79,500   United Water Resources, Inc.        2,683,125
                 TOTAL                              12,849,750
                 TOTAL COMMON STOCKS
                 (IDENTIFIED COST $298,420,293)    351,727,868
                 U.S. TREASURY OBLIGATION-5.3%
  $ 20,000,000 2 United States Treasury
                 Bill, 12/16/1999
                 (identified cost $19,887,700)      19,897,400
                 REPURCHASE AGREEMENT-6.5%
    24,640,000 3 ABN AMRO, Inc., 5.34%,
                 dated 10/29/1999, due
                 11/1/1999 (at amortized
                 cost)                              24,640,000
                 TOTAL INVESTMENTS
                 (IDENTIFIED COST
                 $342,947,993) 4                 $ 396,265,268


1 Non-income producing security.

2 Represents a security held as collateral which is used to ensure the Fund is able to satisfy the obligations of its outstanding long futures contracts. The underlying face amount, at value, of open index futures is $20,987,050 at October 31, 1999, which represents 5.5% of net assets.

3 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

4 The cost of investments for federal tax purposes amounts to $343,063,898. The net unrealized appreciation of investments on a federal tax basis amounts to $53,201,370 which is comprised of $77,476,775 appreciation and $24,275,405 depreciation at October 31, 1999.

Note: The categories of investments are shown as a percentage of net assets ($378,567,175) at October 31, 1999.

The following acronyms are used throughout this portfolio:


ADR -American Depositary Receipt
PCS -Participation Certificates
SA -Support Agreement



See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

OCTOBER 31, 1999




ASSETS:
Total investments in
securities, at value
(identified cost
$342,947,993 and tax
cost $343,063,898)                               $ 396,265,268
Cash                                                   151,566
Income receivable                                      117,811
Receivable for investments
sold                                                 4,615,111
Receivable for shares sold                           1,149,943
Receivable for daily
variation margin                                       396,500
Deferred organizational
costs                                                   28,038
TOTAL ASSETS                                       402,724,237
LIABILITIES:
Payable for investments
purchased                       $ 22,974,780
Payable for shares
redeemed                             881,775
Accrued expenses                     300,507
TOTAL LIABILITIES                                   24,157,062
Net assets for 20,556,017
shares outstanding                               $ 378,567,175
NET ASSETS CONSIST OF:
Paid in capital                                  $ 328,191,775
Net unrealized
appreciation of
investments and futures
contracts                                           54,411,250
Accumulated net realized
loss on investments and
futures contracts                                   (4,035,850)
TOTAL NET ASSETS                                 $ 378,567,175
NET ASSET VALUE, OFFERING
PRICE AND REDEMPTION
PROCEEDS PER SHARE
CLASS A SHARES:
Net Asset Value Per Share
($148,982,499 / 7,958,153
shares outstanding)                                     $18.72
Offering Price Per Share
(100/94.50 of $18.72) 1                                 $19.81
Redemption Proceeds Per
Share                                                   $18.72
CLASS B SHARES:
Net Asset Value Per Share
($197,509,387 / 10,835,954
shares outstanding)                                     $18.23
Offering Price Per Share                                $18.23
Redemption Proceeds Per
Share (94.50/100 of
$18.23) 1                                               $17.23
CLASS C SHARES:
Net Asset Value Per Share
($32,075,289 / 1,761,910
shares outstanding)                                     $18.20
Offering Price Per Share                                $18.20
Redemption Proceeds Per
Share (99.00/100 of
$18.20) 1                                               $18.02


1 See "What Do Shares Cost?" in the prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED OCTOBER 31, 1999




INVESTMENT INCOME:
Dividends                                        $  1,729,138
Interest                                              564,087
TOTAL INCOME                                        2,293,225
EXPENSES:
Investment advisory fee        $ 2,903,193
Administrative personnel
and services fee                   291,868
Custodian fees                      26,402
Transfer and dividend
disbursing agent fees and
expenses                           847,729
Directors'/Trustees' fees            6,342
Auditing fees                       15,654
Legal fees                           2,893
Portfolio accounting fees          108,753
Distribution services fee-
Class B Shares                   1,519,607
Distribution services fee-
Class C Shares                     262,706
Shareholder services fee-
Class A Shares                     373,626
Shareholder services fee-
Class B Shares                     506,536
Shareholder services fee-
Class C Shares                      87,569
Share registration costs            91,124
Printing and postage               155,416
Insurance premiums                   1,942
Miscellaneous                        9,047
TOTAL EXPENSES                   7,210,407
WAIVER:
Waiver of investment
advisory fee                      (353,345)
Net expenses                                        6,857,062
Net operating loss                                 (4,563,837)
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS AND
FUTURES CONTRACTS:
Net realized gain on
investments and futures
contracts                                          38,258,310
Net change in unrealized
appreciation of
investments and futures
contracts                                          43,090,432
Net realized and
unrealized gain on
investments and
futures contracts                                  81,348,742
Change in net assets
resulting from operations                        $ 76,784,905


See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets





YEAR ENDED OCTOBER 31                     1999                 1998
INCREASE (DECREASE) IN NET
ASSETS
OPERATIONS:
Net operating loss              $   (4,563,837)      $   (4,997,810)
Net realized gain/(loss)
on investments and futures
contracts ($38,974,309 and
($41,800,279),
respectively, as computed
for federal tax purposes)           38,258,310          (42,268,177)
Net change in unrealized
appreciation/(depreciation
) on investments and
futures contracts                   43,090,432          (35,042,376)
CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS           76,784,905          (82,308,363)
DISTRIBUTIONS TO
SHAREHOLDERS:
Distributions from net
realized gain on
investments and futures
contracts
Class A Shares                               -              (20,318)
Class B Shares                               -              (28,368)
Class C Shares                               -               (4,031)
CHANGE IN NET ASSETS
RESULTING FROM
DISTRIBUTIONS
TO SHAREHOLDERS                              -              (52,717)
SHARE TRANSACTIONS:
Proceeds from sale of
shares                             470,298,177          810,112,441
Net asset value of shares
issued to shareholders in
payment of
distributions declared                       -               58,240
Cost of shares redeemed           (539,271,539)        (701,511,227)
CHANGE IN NET ASSETS
RESULTING FROM SHARE
TRANSACTIONS                       (68,973,362)         108,659,454
Change in net assets                 7,811,543           26,298,374
NET ASSETS:
Beginning of period                370,755,632          344,457,258
End of period                   $  378,567,175       $  370,755,632


See Notes which are an integral part of the Financial Statements

Financial Highlights-Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




YEAR ENDED OCTOBER 31             1999 1        1998           1997         1996
NET ASSET VALUE, BEGINNING
OF PERIOD                       $15.26        $18.75        $14.68        $10.00
INCOME FROM INVESTMENT
OPERATIONS:
Net operating loss               (0.13)        (0.14) 2      (0.04)        (0.05) 3
Net realized and
unrealized gain (loss) on
investments and futures
contracts                         3.59         (3.35)         4.33          4.75
TOTAL FROM INVESTMENT
OPERATIONS                        3.46         (3.49)         4.29          4.70
LESS DISTRIBUTIONS:
Distributions in excess of
net investment income                -             -             -         (0.02)
Distributions from net
realized gain on
investments and futures
contracts                            -         (0.00) 4       (0.22)           -
TOTAL DISTRIBUTIONS                  -         (0.00)         (0.22)       (0.02)
NET ASSET VALUE, END OF
PERIOD                          $18.72        $15.26         $18.75       $14.68
TOTAL RETURN 5                   22.67%       (18.60%)        29.55%       47.06%

RATIOS TO AVERAGE NET
ASSETS:
Expenses 6                        1.40%         1.35%          1.44%        3.05%
Net operating loss 6             (0.81%)       (0.89%)        (0.65%)      (2.09%)
Expenses (after waivers)          1.31%         1.28%          1.44%        1.35%
Net operating loss (after
waivers)                         (0.72% )      (0.82%)        (0.65%)      (0.39%)
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                 $148,983      $142,250       $134,903      $23,242
Portfolio turnover                  83%           59%           118%          83%


1 For the year ended October 31, 1999, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with results of operations.

3 Per share information present is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

4 Amounts distributed per share do not round to $0.01.

5 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

6 During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




YEAR ENDED OCTOBER 31             1999 1        1998           1997         1996
NET ASSET VALUE, BEGINNING
OF PERIOD                       $14.96        $18.53         $14.62       $10.00
INCOME FROM INVESTMENT
OPERATIONS:
Net operating loss               (0.27)        (0.28) 2       (0.09)       (0.16) 3
Net realized and
unrealized gain (loss) on
investments and futures
contracts                         3.54         (3.29)          4.22         4.78
TOTAL FROM INVESTMENT
OPERATIONS                        3.27         (3.57)          4.13         4.62
LESS DISTRIBUTIONS:
Distributions from net
realized gain on
investments and futures
contracts                            -         (0.00) 4       (0.22)           -
NET ASSET VALUE, END OF
PERIOD                          $18.23        $14.96         $18.53       $14.62
TOTAL RETURN 5                   21.86%       (19.25% )       28.56%       46.20%

RATIOS TO AVERAGE NET
ASSETS:
Expenses 6                        2.15%         2.10%          2.19%        3.80%
Net operating loss 6             (1.56% )      (1.64% )       (1.40%)      (2.97%)
Expenses (after waivers)          2.06%         2.03%          2.19%        2.10%
Net operating loss (after
waivers)                         (1.47% )      (1.57% )       (1.40% )     (1.27%)
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                 $197,509      $195,188       $183,180      $32,112
Portfolio turnover                  83%           59%           118%          83%


1 For the year ended October 31, 1999, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with results of operations.

3 Per share information present is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

4 Amounts distributed per share do not round to $0.01.

5 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

6 During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




YEAR ENDED OCTOBER 31            1999 1       1998          1997        1996
NET ASSET VALUE, BEGINNING
OF PERIOD                      $14.95       $18.51        $14.60      $10.00
INCOME FROM INVESTMENT
OPERATIONS:
Net operating loss              (0.29)       (0.27) 2      (0.10)      (0.16) 3
Net realized and
unrealized gain (loss) on
investments and futures
contracts                        3.54        (3.29)         4.23        4.76
TOTAL FROM INVESTMENT
OPERATIONS                       3.25        (3.56)         4.13        4.60
LESS DISTRIBUTIONS:
Distributions from net
realized gain on
investments and
futures contracts                   -        (0.00) 4      (0.22)          -
NET ASSET VALUE, END OF
PERIOD                         $18.20       $14.95        $18.51      $14.60
TOTAL RETURN 5                  21.74%      (19.22%)       28.60%      46.00%

RATIOS TO AVERAGE NET
ASSETS:
Expenses 6                       2.15%        2.10%         2.19%       3.80%
Net operating loss 6            (1.56%)      (1.64%)       (1.40%)     (2.98%)
Expenses (after waivers)         2.06%        2.03%         2.19%       2.10%
Net operating loss (after
waivers)                        (1.47%)      (1.57%)       (1.40%)     (1.28%)
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                 $32,075      $33,318       $26,375      $5,496
Portfolio turnover                 83%          59%          118%         83%


1 For the year ended October 31, 1999, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with results of operations.

3 Per share information present is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

4 Amounts distributed per share do not round to $0.01.

5 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

6 During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

OCTOBER 31, 1999

ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of six portfolios. The financial statements included herein are only those of Federated Small Cap Strategies Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide capital appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principals. These differences are primarily due to differing treatments for net operating losses. The following reclassifications have been made to the financial statements.




               INCREASE (DECREASE)
                        ACCUMULATED
ACCUMULATED        DISTRIBUTIONS IN
NET REALIZED          EXCESS OF NET
LOSS              INVESTMENT INCOME      PAID IN CAPITAL
$4,563,837                  $20,960         ($4,584,797)


Net investment income, realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At October 31, 1999, the Fund, for federal tax purposes, had a capital loss carryforward of $2,825,970, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in expire in 2006.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DEFERRED EXPENSES

The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from the Fund's commencement date.

FUTURES CONTRACTS

The Fund purchases stock index futures contracts to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. For the period ended October 31, 1999, the Fund had realized gains/losses of $497,761 on futures contracts.

Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

At October 31, 1999, the Fund had outstanding futures contracts as set forth below:




EXPIRATION         CONTRACTS TO                            UNREALIZED
DATE               DELIVER/RECEIVE         POSITION      APPRECIATION
December 1999      61 S&P 500 Futures      Long            $1,093,975


USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:




YEAR ENDED OCTOBER 31                      1999                                  1998
CLASS A SHARES:                  SHARES            AMOUNT            SHARES               AMOUNT
Shares sold                    22,563,662       $  386,446,755      37,888,409       $  673,621,012
Shares issued to
shareholders in payment of
distributions declared                  -                    -             765               14,034
Shares redeemed               (23,929,948)        (410,809,125)    (35,758,633)        (637,209,629)
NET CHANGE RESULTING FROM
CLASS A SHARE
TRANSACTIONS                   (1,366,286)      $  (24,362,370)      2,130,541          $36,425,417

YEAR ENDED OCTOBER 31                      1999                                  1998
CLASS B SHARES:                 SHARES              AMOUNT            SHARES              AMOUNT
Shares sold                     2,562,644       $   42,926,613       5,918,299       $  105,138,404
Shares issued to
shareholders in payment of
distributions declared                  -                    -           2,507               40,446
Shares redeemed                (4,770,027)         (79,704,128)     (2,761,407)         (47,086,005)
NET CHANGE RESULTING FROM
CLASS B SHARE
TRANSACTIONS                   (2,207,383)      $  (36,777,515)      3,159,399          $58,092,845

YEAR ENDED OCTOBER 31                      1999                                 1998
CLASS C SHARES:                  SHARES               AMOUNT          SHARES             AMOUNT
Shares sold                     2,442,114       $   40,924,809       1,872,055       $   31,353,025
Shares issued to
shareholders in payment of
distributions declared                  -                    -             208                3,760
Shares redeemed                (2,909,559)         (48,758,286)     (1,068,067)         (17,215,593)
NET CHANGE RESULTING FROM
CLASS C SHARE
TRANSACTIONS                     (467,445)      $   (7,833,477)        804,196       $   14,141,192
NET CHANGE RESULTING FROM
SHARE TRANSACTIONS             (4,041,114)      $  (68,973,362)      6,094,136       $  108,659,454


INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimbursement at any time at its sole discretion. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.




                   PERCENTAGE OF AVERAGE
SHARE CLASS NAME   DAILY NET ASSETS OF CLASS
Class A Shares     0.25%
Class B Shares     0.75%
Class C Shares     0.75%


For the year ended October 31, 1999, Class A Shares did not incur a distribution services fee.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES

Organizational and/or start-up administrative service expenses of $45,877 were borne initially by FServ. The Fund has agreed to reimburse FServ for the organizational and/or start-up administrative expenses during the five-year period following effective date. For the period ended October 31, 1999, the Fund expensed $9,152 of organizational expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1999, were as follows:




Purchases     $ 317,018,020
Sales         $ 380,809,823


YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

CHANGE OF INDEPENDENT AUDITOR (UNAUDITED)

On May 19, 1999, the Fund's Trustees, upon the recommendation of its Audit Committee, requested and subsequently accepted the resignation of Ernst & Young LLP ("E&Y") as the Fund's independent auditors. E&Y's reports on the Fund's financial statements for the fiscal years ended October 31, 1997 and October 31, 1998 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's fiscal years ended October 31, 1997 and October 31, 1998: (i) there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years; and (ii) there were no reportable events of the kind described in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Fund, by action of its Trustees, upon the recommendation of the Audit Committee, has engaged Deloitte & Touche LLP ("D&T") as the independent auditors to audit the Fund's financial statements for the fiscal year ended October 31, 1999. During the Fund's fiscal years ended October 31, 1997 and October 31, 1998, neither the Fund nor anyone on its behalf has consulted D&T on items which
(i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements, or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) of reportable events (as described in the paragraph (a)(1)(v) of said Item 304).

Independent Auditors' Report

TO THE TRUSTEES OF FEDERATED EQUITY FUNDS

AND THE SHAREHOLDERS OF FEDERATED SMALL CAP STRATEGIES FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Small Cap Strategies Fund (the "Fund") as of October 31, 1999, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1998, and the financial highlights for each of the years in the three year period ended October 31, 1998 were audited by other auditors whose report dated December 21, 1998, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Small Cap Strategies Fund as of October 31, 1999, the results of its operations, the changes in its net assets and its financial highlights for the year then ended in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, Massachusetts

December 17, 1999

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

WILLIAM J. COPELAND

JOHN F. CUNNINGHAM

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

GLEN R. JOHNSON

President

J. THOMAS MADDEN

Chief Investment Officer

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

C. GRANT ANDERSON

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

 [Graphic]
 Federated
 World-Class Investment Manager
 ANNUAL REPORT

AS OF OCTOBER 31, 1999

Federated Small Cap Strategies Fund

Established 1995

4TH ANNUAL REPORT

 [Graphic]
 Federated
 Federated Small Cap Strategies Fund
 Federated Investors Funds
 5800 Corporate Drive
 Pittsburgh, PA 15237-7000
 1-800-341-7400
 WWW.FEDERATEDINVESTORS.COM
 Federated Securities Corp., Distributor

Cusip 314172404

Cusip 314172503

Cusip 314172602

G01658-04 (12/99)

 [Graphic]



APPENDIX

FEDERATED AGGRESSIVE GROWTH FUND - Class A Shares
The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant. The Class A Shares of Federated Aggressive Growth Fund are represented by a solid line, whereas the Standard & Poor's 500 Index (S&P 500) is represented by a dotted line and the Lipper Small Growth Index (LSGI) is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 investment in the Class A Shares of the Federated Aggressive Growth Fund and the S&P 500, LSGI for the period from November 25, 1996 (Start of Performance) to October 31, 1999. The "y" axis reflect the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Class A Shares of Federated Aggressive Growth Fund as compared to the S&P 500 and the LSGI, the ending values are $19,885, $18,819 and $14,114, respectively. Following the list of components that correspond to the line graph is the total return data for the Class A Shares of Federated Aggressive Growth Fund: total return figures for the one year and start of performance average annual total returns. The corresponding total return figures are as follows: 77.53% and 26.41%, respectively.

FEDERATED AGGRESSIVE GROWTH FUND - Class B Shares
The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant. The Class B Shares of Federated Aggressive Growth Fund are represented by a solid line, whereas the Standard & Poor's 500 Index (S&P 500) is represented by a dotted line and the Lipper Small Growth Index (LSGI) is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 investment in the Class B Shares of the Federated Aggressive Growth Fund, the S&P 500 and LSGI for the period from November 25, 1996 (Start of Performance) to October 31, 1999. The "y" axis reflect the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Class B Shares of Federated Aggressive Growth Fund as compared to the S&P 500 and the LSGI, the ending values are $19,183, $18,819 and $14,114, respectively. Following the list of components that correspond to the line graph is the total return data for the Class B Shares of Federated Aggressive Growth Fund: total return figures for the one year and start of performance average annual total returns. The corresponding total return figures are as follows: 80.95% and 27.19%, respectively.

FEDERATED AGGRESSIVE GROWTH FUND - Class C Shares
The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant. The Class C Shares of Federated Aggressive Growth Fund are represented by a solid line, whereas the Standard & Poor's 500 Index (S&P 500) is represented by a dotted line and the Lipper Small Growth Index (LSGI) is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 investment in the Class C Shares of the Federated Aggressive Growth Fund, the S&P 500 and LSGI for the period from November 25, 1996 (Start of Performance) to October 31, 1999. The "y" axis reflect the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Class C Shares of Federated Aggressive Growth Fund as compared to the S&P 500 and the LSGI; the ending values are $20,442, $18,819 and $14,114, respectively. Following the list of components that correspond to the line graph is the total return data for the Class C Shares of Federated Aggressive Growth Fund: total return figures for the one year and start of performance average annual total returns. The corresponding total return figures are as follows: 85.39% and 27.83%, respectively.

FEDERATED CAPITAL APPRECIATION FUND - Two Ways You May Seek To Invest For Success The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects the computation periods from1/31/77 to 10/31/99. The "y" axis is measured in increments of $100,000 ranging from $0 to $700,000 and indicates that the ending value of a hypothetical initial investment of $23,000 in Federated Capital Appreciation Fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $603,681 on 10/31/99.

FEDERATED CAPITAL APPRECIATION FUND - One Step At A Time
The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 1/31/77to 10/31/99. The "y" axis is measured in increments of $50,000 ranging from $0to $250,000 and indicates that the ending value of a hypothetical initial investment of $1,000 and subsequent yearly investments of $1,000 over 22 years, assuming the reinvestment of capital gains and dividends, in Federated Capital Appreciation Fund's Class A Shares would have grown to $202,849 on 10/31/99.

FEDERATED CAPITAL APPRECIATION FUND - Hypothetical Investor Profile: Investing For A College Education The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 10/31/89 to 10/31/99. The "y" axis is measured in increments of $20,000 ranging from $0 to $120,000 and indicates that the ending value of a hypothetical initial investment of $5,000 and subsequent monthly investments of $250 over 10 years in Federated Capital Appreciation Fund's Class A Shares would have grown to $101,940 on 10/31/99.

FEDERATED CAPITAL APPRECIATION FUND - Class A Shares
The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant. The Class A Shares of Federated Capital Appreciation Fund are represented by a solid line, whereas the Standard & Poor's 500 Index (S&P 500) is represented by a dotted line and the Lipper Growth and Income Funds Average (LGIFA) is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 investment in the Class A Shares of the Federated Capital Appreciation Fund, the S&P 500 and the LGIFA for the period from October 31, 1989 (Start of Performance) to October 31, 1999. The "y" axis reflect the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Class A Shares of Federated Capital Appreciation Fund as compared to the S&P 500 and the LGIFA; the ending values are $46,538 $51,396 and $37,393, respectively. Following the list of components that correspond to the line graph is the total return data for the Class A Shares of Federated Capital Apreciation Fund: total return figures for the one year, five years, ten years and start of performance average annual total returns. The corresponding total return figures are as follows:
33.40%, 22.63%, 15.96% and 15.18%, respectively.

FEDERATED CAPITAL APPRECIATION FUND - Class B Shares
The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant. The Class B Shares of Federated Capital Appreciation Fund are represented by a solid line, whereas the Standard & Poor's 500 Index (S&P 500) is represented by a dotted line and the Lipper Growth and Income Funds Average (LGIFA) is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 investment in the Class B Shares of the Federated Capital Appreciation Fund, the S&P 500 and the LGIFA for the period from January 4, 1996 (Start of Performance) to October 31, 1999. The "y" axis reflect the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Class B Shares of Federated Capital Appreciation Fund as compared to the S&P 500 and the LGIFA; the ending values are $21,434 $23,533 and $18,955, respectively. Following the list of components that correspond to the line graph is the total return data for the Class B Shares of Federated Capital Appreciation Fund: total return figures for the one year and start of performance average annual total returns. The corresponding total return figures are as follows: 34.62% and 22.05%, respectively.

FEDERATED CAPITAL APPRECIATION FUND - Class C Shares
The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant. The Class C Shares of Federated Capital Appreciation Fund are represented by a solid line, whereas the Standard & Poor's 500 Index (S&P 500) is represented by a dotted line and the Lipper Growth and Income Funds Average (LGIFA) is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 investment in the Class C Shares of the Federated Capital Appreciation Fund, the S&P 500 and the LGIFA for the period from January 4, 1996 (Start of Performance) to October 31, 1999. The "y" axis reflect the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Class C Shares of Federated Capital Appreciation Fund as compared to the S&P 500 and the LGIFA; the ending values are $21,713 $23,533 and $18,955, respectively. Following the list of components that correspond to the line graph is the total return data for the Class C Shares of Federated Capital Appreciation Fund: total return figures for the one year and start of performance average annual total returns. The corresponding total return figures are as follows: 39.09% and 22.47%, respectively.

FEDERATED COMMUNIATIONS TECHNOLOGY FUND - Class A Shares
The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant. The Class A Shares of Federated Communications Technology Fund are represented by a solid line, whereas the Merrill Lynch 100 Technology Index (ML100TI) is represented by a dotted line, the Lipper Science and Technology Average (LSTA) is represented by a dashed line and the NASDAQ Telecommunications Index (NASDAQTI) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 investment in the Class A Shares of the Federated Communications Technology Fund, the ML100TI, LSTA and NASDAQTI for the period from September 21, 1999 (Start of Performance) to October 31, 1999. The "y" axis reflect the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Class A Shares of Federated Communications Technology Fund as compared to the ML100TI, LSTA and NASDAQTI; the ending values are $11,737, $10,985, $11,081 and $11,449, respectively. Following the list of components that correspond to the line graph is the total return data for the Class A Shares of Federated Communications Technology Fund: total return figure for the start of performance average annual total return. The corresponding total return figure is 17.39%.

FEDERATED COMMUNIATIONS TECHNOLOGY FUND - Class B Shares
The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant. The Class B Shares of Federated Communications Technology Fund are represented by a solid line, whereas the Merrill Lynch 100 Technology Index (ML100TI) is represented by a dotted line, the Lipper Science and Technology Average (LSTA) is represented by a dashed line and the NASDAQ Telecommunications Index (NASDAQTI) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 investment in the Class B Shares of the Federated Communications Technology Fund, the ML100TI, LSTA and NASDAQTI for the period from September 21, 1999 (Start of Performance) to October 31, 1999. The "y" axis reflect the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Class B Shares of Federated Communications Technology Fund as compared to the ML100TI, LSTA and NASDAQTI; the ending values are $11,870, $10,985, $11,081 and $11,449, respectively. Following the list of components that correspond to the line graph is the total return data for the Class B Shares of Federated Communications Technology Fund: total return figure for the start of performance average annual total return. The corresponding total return figure is 18.70%.

FEDERATED COMMUNIATIONS TECHNOLOGY FUND - Class C Shares
The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant. The Class C Shares of Federated Communications Technology Fund are represented by a solid line, whereas the Merrill Lynch 100 Technology Index (ML100TI) is represented by a dotted line, the Lipper Science and Technology Average (LSTA) is represented by a dashed line and the NASDAQ Telecommunications Index (NASDAQTI) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 investment in the Class C Shares of the Federated Communications Technology Fund, the ML100TI, LSTA and NASDAQTI for the period from September 21, 1999 (Start of Performance) to October 31, 1999. The "y" axis reflect the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Class C Shares of Federated Communications Technology Fund as compared to the ML100TI, LSTA and NASDAQTI; the ending values are $12,320, $10,985, $11,081 and $11,449, respectively. Following the list of components that correspond to the line graph is the total return data for the Class C Shares of Federated Communications Technology Fund: total return figure for the start of performance average annual total return. The corresponding total return figure is 23.20%.

FEDERATED GROWTH STRATEGIES FUND - Two Ways You May Seek To Invest For Success The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects the computation periods from 8/23/84 to 10/31/99. The "y" axis is measured in increments of $50,000 ranging from $0 to $200,000 and indicates that the ending value of a hypothetical initial investment of $16,000 in Federated Growth Strategies Fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $183,368 on 10/31/99.

FEDERATED GROWTH STRATEGIES FUND - One Step At A Time
The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 8/23/84 to 10/31/99. The "y" axis is measured in increments of $10,000 ranging from $0 to $80,000 and indicates that the ending value of a hypothetical initial investment of $1,000 and subsequent yearly investments of $1,000 over 15 years, assuming the reinvestment of capital gains and dividends, in Federated Growth Strategies Fund's Class A Shares would have grown to $67,826 on 10/31/99.

FEDERATED GROWTH STRATEGIES FUND - Hypothetical Investor Profile: Investing For A College Education The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 10/31/89 to 10/31/99. The "y" axis is measured in increments of $20,000 ranging from $0 to $100,000 and indicates that the ending value of a hypothetical initial investment of $5,000 and subsequent monthly investments of $250 over 10 years in Federated Growth Strategies Fund's Class A Shares would have grown to $99,858 on 10/31/99.

FEDERATED GROWTH STRATEGIES FUND - Class A Shares
The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant. The Class A Shares of Federated Growth Strategies Fund are represented by a solid line, whereas the Standard & Poor's 500 Index (S&P 500) is represented by a dotted line and the Lipper Growth Fund Index (LGFI) is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 investment in the Class A Shares of the Federated Growth Strategies Fund, the S&P 500 and the LGFI for the period from October 31, 1989 (Start of Performance) to October 31, 1999. The "y" axis reflect the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Class A Shares of Federated Growth Strategies Fund as compared to the S&P 500 and the LGFI; the ending values are $45,261, $51,396 and $42,297, respectively. Following the list of components that correspond to the line graph is the total return data for the Class A Shares of Federated Growth Strategies Fund: total return figures for the one year, five years, ten years and start of performance average annual total returns. The corresponding total return figures are as follows: 51.41%, 25.23%, 15.64% and 17.41%, respectively.

FEDERATED GROWTH STRATEGIES FUND - Class B Shares
The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant. The Class B Shares of Federated Growth Strategies Fund are represented by a solid line, whereas the Standard & Poor's 500 Index (S&P 500) is represented by a dotted line and the Lipper Growth Fund Index (LGFI) is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 investment in the Class B Shares of the Federated Growth Strategies Fund, the S&P 500 and the LGFI for the period from August 16, 1995 (Start of Performance) to October 31, 1999. The "y" axis reflect the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Class B Shares of Federated Growth Strategies Fund as compared to the S&P 500 and the LGFI; the ending values are $24,939, $26,306 and $21,511, respectively. Following the list of components that correspond to the line graph is the total return data for the Class B Shares of Federated Growth Strategies Fund: total return figures for the one year and start of performance average annual total returns. The corresponding total return figures are as follows: 53.50% and 24.24%, respectively.

FEDERATED GROWTH STRATEGIES FUND - Class C Shares
The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant. The Class C Shares of Federated Growth Strategies Fund are represented by a solid line, whereas the Standard & Poor's 500 Index (S&P 500) is represented by a dotted line and the Lipper Growth Fund Index (LGFI) is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 investment in the Class C Shares of the Federated Growth Strategies Fund, the S&P 500 and the LGFI for the period from August 16, 1995 (Start of Performance) to October 31, 1999. The "y" axis reflect the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Class C Shares of Federated Growth Strategies Fund as compared to the S&P 500 and the LGFI; the ending values are $25,271, $26,306 and $21,511, respectively. Following the list of components that correspond to the line graph is the total return data for the Class C Shares of Federated Growth Strategies Fund: total return figures for the one year and start of performance average annual total returns. The corresponding total return figures are as follows: 58.08% and 24.63%, respectively.

FEDERATED LARGE CAP GROWTH FUND - Class A Shares
The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant. The Class A Shares of Federated Large Cap Growth Fund are represented by a solid line, whereas the Standard & Poor's 500 Index (S&P 500) is represented by a dotted line and the Russell 200 Index (RUS2) is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 investment in the Class A Shares of the Federated Large Cap Growth Fund, the S&P 500 and the RUS2 for the period from December 29, 1998 (Start of Performance) to October 31, 1999. The "y" axis reflect the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Class A Shares of Federated Large Cap Growth Fund as compared to the S&P 500 and the RUS2; the ending values are $12,080, $11,091 and $10,571, respectively. Following the list of components that correspond to the line graph is the total return data for the Class A Shares of Federated Large Cap Growth Fund: total return figure for the start of performance average annual total return. The corresponding total return figure is 20.82%.

FEDERATED LARGE CAP GROWTH FUND - Class B Shares
The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant. The Class B Shares of Federated Large Cap Growth Fund are represented by a solid line, whereas the Standard & Poor's 500 Index (S&P 500) is represented by a dotted line and the Russell 200 Index (RUS2) is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 investment in the Class B Shares of the Federated Large Cap Growth Fund, the S&P 500 and the RUS2 for the period from December 29, 1998 (Start of Performance) to October 31, 1999. The "y" axis reflect the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Class B Shares of Federated Large Cap Growth Fund as compared to the S&P 500 and the RUS2; the ending values are $12,203, $11,091 and $10,571, respectively. Following the list of components that correspond to the line graph is the total return data for the Class B Shares of Federated Large Cap Growth Fund: total return figure for the start of performance average annual total return. The corresponding total return figure is 22.03%.

FEDERATED LARGE CAP GROWTH FUND - Class C Shares
The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant. The Class C Shares of Federated Large Cap Growth Fund are represented by a solid line, whereas the Standard & Poor's 500 Index (S&P 500) is represented by a dotted line and the Russell 200 Index (RUS2) is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 investment in the Class C Shares of the Federated Large Cap Growth Fund, the S&P 500 and the RUS2 for the period from December 29, 1998 (Start of Performance) to October 31, 1999. The "y" axis reflect the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Class C Shares of Federated Large Cap Growth Fund as compared to the S&P 500 and the RUS2; the ending values are $12,653, $11,091 and $10,571, respectively. Following the list of components that correspond to the line graph is the total return data for the Class C Shares of Federated Large Cap Growth Fund: total return figure for the start of performance average annual total return. The corresponding total return figure is 26.53%.

FEDERATED SMALL CAP STRATEGIES FUND - How You May Seek To Invest For Success
The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects the computation periods from 11/1/95 to 10/31/99. The "y" axis is measured in increments of $1,000 ranging from $0 to $8,000 and indicates that the ending value of a hypothetical initial investment of $4,000 in Federated Small Cap Strategies Fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $7,191 on 10/31/99.

FEDERATED SMALL CAP STRATEGIES FUND - Hypothetical Investor Profile
The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 11/1/95 to 10/31/99. The "y" axis is measured in increments of $30,000 ranging from $0 to $120,000 and indicates that the ending value of a hypothetical initial investment of $50,000 in Federated Small Cap Strategies Fund's Class A Shares would have grown to $89,175 on 10/31/99, taking into account annual 7% withdrawals as income after the first three years.

FEDERATED SMALL CAP STRATEGIES FUND - Class A Shares
The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Federated Small Cap Strategies Fund are represented by a solid line. The Russell 2000 Index (the "RUS2") is represented by a dotted line. The Standard & Poor's 600 Small Cap Index (the "S&P600") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund, the RUS2 and the S&P600. The "x" axis reflects computation periods from 11/1/95 to 10/31/99. The "y" axis reflects the cost of investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the RUS2 and the S&P600. The ending values were $17,974, $15,261 and $15,770, respectively. Following the list of components that correspond to the line graph is the total return data for the Class A Shares of Federated Small Cap Strategies Fund: total return figures for the one year and start of performance average annual total returns. The corresponding total return figures are as follows: 15.91% and 15.80%, respectively.

FEDERATED SMALL CAP STRATEGIES FUND - Class B Shares
The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Federated Small Cap Strategies Fund are represented by a solid line. The Russell 2000 Index (the "RUS2") is represented by a dotted line. The Standard & Poor's 600 Small Cap Index (the "S&P600") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund, the RUS2 and the S&P600. The "x" axis reflects computation periods from 11/1/95 to 10/31/99. The "y" axis reflects the cost of investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares as compared to the RUS2 and the S&P600. The ending values were $18,484, $15,261 and $15,770, respectively. Following the list of components that correspond to the line graph is the total return data for the Class B Shares of Federated Small Cap Strategies Fund: total return figures for the one year and start of performance average annual total returns. The corresponding total return figures are as follows: 16.36% and 16.14%, respectively.

FEDERATED SMALL CAP STRATEGIES FUND - Class C Shares
The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of Federated Small Cap Strategies Fund are represented by a solid line. The Russell 2000 Index (the "RUS2") is represented by a dotted line. The Standard & Poor's 600 Small Cap Index (the "S&P600") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the Fund, the RUS2 and the S&P600. The "x" axis reflects computation periods from 11/1/95 to 10/31/99. The "y" axis reflects the cost of investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class C Shares as compared to the RUS2 and the S&P600. The ending values were $18,464, $15,261 and $15,770, respectively. Following the list of components that correspond to the line graph is the total return data for the Class C Shares of Federated Small Cap Strategies Fund: total return figures for the one year and start of performance average annual total returns. The corresponding total return figures are as follows: 20.74% and 16.57%, respectively.